UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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FLOTEK INDUSTRIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FLOTEK INDUSTRIES, INC.
8846 N. Sam Houston Parkway W.
Houston, Texas 77064

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held on [•], 2022

Dear Stockholders:

Flotek Industries, Inc. (“we”, “us,” or the “Company”) cordially invites you to attend the special meeting of stockholders of the Company (the “Special Meeting”). The Special Meeting will be conducted at [•] [am/pm] Central Time at [•]. At the Special Meeting, stockholders will be asked to consider and vote on the following matters:

1.Approve the transactions contemplated by that certain Securities Purchase Agreement, dated as of February 16, 2022, between the Company and ProFrac Holdings, LLC, including the issuance and sale to ProFrac Holdings, LLC of 10% Convertible PIK Notes of the Company and the issuance of the shares of common stock of the Company issuable upon the conversion of such 10% Convertible PIK Notes;

2.In order to ensure sufficient shares of common stock are available for issuance in connection with the transactions contemplated by the Securities Purchase Agreement described above and for the other purposes described herein, authorize the Company’s Board of Directors, in its sole and absolute discretion and without further stockholder approval, to effect an amendment to Amended and Restated Certificate of Incorporation of the Company to increase the authorized shares of common stock from 140,000,000 to 240,000,000, at such time and date, if at all, as determined by the Board of Directors in its sole discretion, but no later than 60 days after the Special Meeting;

3.In order to ensure sufficient shares of common stock are available for issuance in connection with the transactions contemplated by the Securities Purchase Agreement described above and for the other purposes described herein, authorize the Company’s Board of Directors, in its sole and absolute discretion and without further stockholder approval, to effect a reverse stock split of our outstanding shares of common stock at a ratio to be determined by the Company’s Board of Directors ranging from one to two to one to four, by amending the Amended and Restated Certificate of Incorporation of the Company at such time and date, if at all, as determined by the Board of Directors in its sole discretion, but no later than 60 days after the Special Meeting, provided that all fractional shares as a result of the reverse stock split shall be automatically rounded up to the nearest whole share; and

4.To adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the proposals set forth herein.

5.To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

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Stockholders of record who owned shares of common stock at the close of business on [•], 2022 may attend and vote at the meeting. We have enclosed a copy of this Proxy Statement and the proxy card in our mailing to stockholders, to be first sent on or about [•], 2022.

All participants who attend the Special Meeting will be able to submit questions to management during the Special Meeting. Your execution of the enclosed proxy will not affect your right as a stockholder to attend the Special Meeting and to vote in person. A list of stockholders of record will be available during the Special Meeting for inspection by stockholders for any legally valid purpose relating to the Special Meeting.

The enclosed Proxy Statement is also available at www.flotekind.com. Stockholders may also request a copy of the Proxy Statement by contacting our main office at (713) 849-9911. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.

Our Board of Directors unanimously recommends that you vote FOR each of the proposals described in this Proxy Statement. We urge you to read these proxy materials in their entirety and to consider them carefully, including the effect that adopting or failing to adopt the proposals will have on stockholders.

Whether or not you plan to attend the Special Meeting, please vote electronically via the Internet, by telephone, or complete, sign, date, and return the accompanying proxy card and mail it promptly in the enclosed postage paid return envelope.

We look forward to seeing you at the meeting.

By order of the Board of Directors,

________________________________________
Nicholas J. Bigney
Senior Vice President, General Counsel & Chief Compliance Officer

Houston, Texas
[•], 2022

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TABLE OF CONTENTS

Notice	i
Proxy Statement Summary	1
Forward-Looking Statements	7
Proposal 1: Approval of Transactions Contemplated by the Securities Purchase Agreement	8
Proposal 2: Authorization of Amendment to Amended and Restated Certificate of Incorporation of the Company to Increase Authorized Shares of Common Stock	22
Proposal 3: Authorization of a Reverse Stock Split of Our Outstanding Shares of Common Stock	24
Proposal 4: Adjournment of the Special Meeting	32
Other Information	33
Appendix A-1: Chemical Products Supply Agreement	A-1-1
Appendix A-2: Securities Purchase Agreement	A-2-1
Appendix B: Form of Certificate of Amendment to Amended and Restated Certificate of Incorporation (Increase in Authorization of Shares)	B-1
Appendix C: Form of Certificate of Amendment to Amended and Restated Certificate of Incorporation (Reverse Stock Split)	C-1
Appendix D: Opinion of Stephens Inc.	D-1

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FLOTEK INDUSTRIES, INC.
(“we,” “us”, “our,” or the “Company”)
8846 N. Sam Houston Parkway W.
Houston, Texas 77064

PROXY STATEMENT SUMMARY

This summary highlights information that is contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. This Proxy Statement and the related proxy materials were first mailed to stockholders and made available on the internet on or about [•], 2022.

General Information About the Special Meeting

The Special Meeting of the Stockholders of the Company (the “Special Meeting”) is to be held on [•], 2022 at [•] [am/pm] Central Time, at [•] and at any postponement(s) or adjournment(s) thereof.

The information in this Proxy Statement relates to the Proposals to be voted on at the Special Meeting. These materials mailed to you also include the proxy card or vote instruction form for the Special Meeting.

Important Notice Regarding the Availability of Proxy Materials

All stockholders will have the ability to access the proxy materials via the Internet at www.proxyvote.com, www.sec.gov, and the Company’s website at www.flotekind.com in the Investor Relations section under Financial Reporting.

Information Concerning Solicitation and Voting

Our Board of Directors is soliciting proxies for the Special Meeting and at any adjournments or postponements of the Special Meeting. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Special Meeting. Please read it carefully.

The Company will pay the costs of soliciting proxies from stockholders. Our directors, officers, and regular employees may solicit proxies on behalf of the Company, without additional compensation, personally, by email, or by telephone.

Questions and Answers

Q:     Who can vote at the meeting?

A:    The Board of Directors set [•], 2022 as the record date for the Special Meeting. You can attend and vote at the Special Meeting if you were a holder of our common stock at the close of business on the record date. On the record date there were [•] shares of common stock issued and outstanding. Each share of common stock is entitled to one vote on each item. Stockholders may not cumulate votes.

Q:    What Proposals will be voted on at the meeting?

A:    The following Proposals are scheduled to be voted upon at the meeting:

•To approve the transactions contemplated by that certain Securities Purchase Agreement, dated as of February 16, 2022, between the Company and ProFrac Holdings, LLC, including the issuance and sale to ProFrac Holdings, LLC of 10% Convertible PIK Notes of the Company and the issuance of the shares of common stock of the Company issuable upon the conversion of such 10% Convertible PIK Notes (the “Securities Purchase Agreement Proposal”);

•In order to ensure sufficient shares of common stock are available for issuance in connection with the transactions contemplated by the Securities Purchase Agreement described above and for the other purposes described herein, authorize the Company’s Board of Directors, in its sole and absolute discretion and without further stockholder approval, to effect an amendment to the Amended and Restated Certificate of Incorporation of the Company to increase the authorized shares of common stock from 140,000,000 to 240,000,000, at such time and date, if at all, as determined by the Board of Directors in its sole discretion, but no later than 60 days after the Special Meeting (the “Authorized Share Increase Proposal”);

•In order to ensure sufficient shares of common stock are available for issuance in connection with the transactions contemplated by the Securities Purchase Agreement described above and for the other purposes described herein, authorize the Company’s Board of Directors, in its sole and absolute discretion and without further stockholder approval, to effect a reverse stock split of our outstanding shares of common stock at a ratio to be determined by the Company’s Board of Directors ranging from of one to two to one to four, by amending the Amended and Restated Certificate of Incorporation of the Company at such time and date, if at all, as determined by the Board of Directors in its sole discretion, but no later than 60 days after the Special Meeting, provided that all fractional shares as a result of the reverse stock split shall be automatically rounded up to the nearest whole share (the “Reverse Stock Split Proposal”);

•To adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the proposals set forth herein.

•Such other business as may properly be brought before the Special Meeting or any adjournment or postponement thereof.

Q:    How can I get electronic access to the proxy materials?

A:    The Company’s proxy materials are available at www.proxyvote.com and at www.flotekind.com. You also can obtain copies without charge at the SEC’s website at www.sec.gov. Our website address is included for reference only. The information contained on our website is not incorporated by reference into this Proxy Statement.

Q:    Can I receive future proxy materials and annual reports electronically?

A:    Yes. This Proxy Statement is available on our investor relations website located at www.flotekind.com. Instead of receiving paper copies in the mail, stockholders can elect to receive an email that provides a link to our future proxy materials and annual reports on the Internet. Opting to receive your proxy materials electronically will save us the cost of producing and mailing documents to your home or business, will reduce the environmental impact of our Special Meetings and will give you an automatic link to the proxy voting site.

Q:    How do I cast my vote?

A:     Your vote is important. Whether you intend to attend the Special Meeting or not, please ensure that your shares will be represented by signing and returning the mailed proxy card in the prepaid and addressed envelope that was enclosed with the proxy materials, and your shares will be voted at the meeting in the manner you direct, or by voting via phone at [•], or on the Internet at [•]. In the event that you return a signed proxy card on which no directions are specified, your shares will be voted as recommended by our Board of Directors on all matters, and in the discretion of the proxy holders as to any other matters that may properly come before the Special Meeting or any postponement or adjournment of the Special Meeting. For stockholders whose shares are registered in their own names, as an alternative to voting in person at the meeting, you may vote by mailing a completed proxy card, via the Internet, or by telephone.

    If your shares are registered in the name of a broker, bank, or other nominee (typically referred to as being held in “street name”), you will receive instructions from your broker, bank, or other nominee that must be followed in order for your broker, bank, or other nominee to vote your shares per your instructions. Many brokerage firms and banks have a process for their beneficial holders to provide instructions via the Internet or via the telephone. If Internet or telephone voting is unavailable from your broker, bank, or other nominee, please return the voting instruction card in the addressed, postage paid envelope provided.

    In the event you do not provide instructions on how to vote, your broker may have authority to vote your shares. Under the rules that govern brokers who are voting with respect to shares that are held in street name, if you hold shares of our common stock in street name, in the absence of timely directions, your broker will have discretion to vote your shares only on routine matters.

    Your vote is especially important. If your shares are held by a broker, your broker cannot vote your shares for these non-routine matters unless you provide voting instructions. Therefore, please instruct your broker regarding how to vote your shares on these matters promptly.

    If you hold shares through a broker, bank, or other nominee and wish to be able to vote in person at the meeting, you must obtain a legal proxy from your broker, bank, or other nominee and present it to the inspector of election with your ballot at the meeting.

Q:    Can I revoke or change my proxy?

A: Yes. You may revoke or change a previously delivered proxy at any time before the Special Meeting by delivering another proxy with a later date, by voting again via the Internet, by telephone, or by delivering written notice of revocation of your proxy to our Secretary at our principal executive offices before the beginning of the Special Meeting. You may also revoke your proxy by attending the Special Meeting and voting in person, although attendance at the meeting will not, in and of itself, revoke a valid proxy that was previously delivered. If you hold shares of common stock through a broker, bank, or other nominee, you must contact that nominee to revoke any prior voting instructions. You also may revoke any prior voting instructions by voting in person at the Special Meeting if you obtain a legal proxy as described above.

Q:    How does the Board recommend I vote on the Proposals?

A:     The Board recommends you vote:

•“FOR” the Securities Purchase Agreement Proposal.

•“FOR” the Authorized Share Increase Proposal;

•“FOR” the Reverse Stock Split Proposal; and

•"FOR" the Adjournment Proposal.

Q:    Who will count the vote?

A:    The inspector of election will count the vote.

Q:    What is a “quorum?”

A: A quorum is the number of shares that must be present to hold the Special Meeting. Holders of a majority of the common stock issued and outstanding and entitled to vote at any meeting of stockholders, present in person or represented by proxy thereat will constitute a quorum. Your shares will be counted for purposes of determining if there is a quorum if you are present and vote in person at the Special Meeting; or have voted on the Internet, by telephone, or by properly submitting a proxy card or voting instruction card by mail. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of sufficient stockholders to destroy the quorum.

    “Broker non-votes” occur when brokers, banks, or other nominees that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners prior to the meeting and do not have discretionary voting authority to vote those shares. Brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. Proposal 1 and Proposal 4 are considered “non-routine matters.” Proposal 2 and Proposal 3 are considered a “routine matters.” Therefore, if you do not provide voting instructions to your broker regarding those proposals, your broker will be permitted to exercise discretionary voting authority to vote your shares on such proposals.

An "abstention" occurs when a stockholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter. Abstentions are counted as present for purposes of determining a quorum. Abstentions with respect to Proposal 2 and Proposal 3 will have the same effect as a vote “against” those proposals. An abstention will have no effect on Proposal 1 and will be counted as a vote "against" Proposal 4.

Q:    What vote is required to approve each item?

A:    The following table sets forth the voting requirement with respect to each of the Proposals:

Proposal 1 — Securities Purchase Agreement Proposal (see page 8)	To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of the holders of a majority of the votes cast on the proposal.
Proposal 2 — Authorized Share Increase Proposal (see page 22)	To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of the holders of a majority of the outstanding common stock.
Proposal 3 — Reverse Stock Split Proposal (see page 24)	To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of the holders of a majority of the outstanding common stock.
Proposal 4 — Adjournment of the Special Meeting (see page 32)
To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of the holders of a majority of the outstanding common stock present in person or represented by proxy and entitled to vote at the Special Meeting.

Q:    What does it mean if I get more than one set of Proxy Materials?

A:    Your shares are probably registered in more than one account. Please provide voting instructions for all Proxy Materials, proxy cards, and voting instruction cards you receive.

Q:    How many votes can I cast?

A:    Holders of our common stock receive one vote for each share of common stock which they hold as of the record date.

Q:    Where can I find the voting results of the meeting?

A:    We will announce preliminary voting results during the Special Meeting and report the final voting results within four business days of the Special Meeting on a Current Report on Form 8-K. You can access that Current Report on Form 8-K and our other SEC filings at our website at www.flotekind.com or at the SEC’s website at www.sec.gov. The information provided on those websites is for information purposes only and is not incorporated by reference in this Proxy Statement.

FORWARD-LOOKING STATEMENTS

Certain statements set forth in this Proxy Statement constitute forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of tile Securities Exchange Act of 1934) regarding the Company’s business, financial condition, results of operations, and prospects. Words such as will, continue, expects, anticipates, intends, plans, believes, seeks, estimates, and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this Proxy Statement.

Forward-looking statements include, but are not limited to, statements regarding the anticipated performance under the Chemical Products Supply Agreement or any amendment thereto, the amount of the potential backlog thereunder or the value of or potential revenue or other potential benefits under the Chemical Products Supply Agreement or any amendment thereto, the consideration for the amendment to the Chemical Products Supply Agreement, the use of proceeds from the transactions described in this Proxy Statement, and the closing of such transactions.

Although forward-looking statements in this Proxy Statement reflect the good faith judgment of management, such statements can only be based on facts and factors currently known to management. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements.

Further information about the risks and uncertainties that may impact the company are set forth in the Company’s most recent filing with the SEC on Form 10-K (including, without limitation, in the “Risk Factors” section thereof), and in the Company’s other SEC filings and publicly available documents. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Proxy Statement.

The Company undertakes no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this Proxy Statement.

Although this Proxy Statement may remain available on our website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein. Neither our website nor its contents are a part of this Proxy Statement.

PROPOSAL 1: APPROVAL OF TRANSACTIONS CONTEMPLATED BY THE SECURITIES PURCHASE AGREEMENT, INCLUDING THE ISSUANCE AND SALE OF 10% CONVERTIBLE PIK NOTES OF THE COMPANY AND THE ISSUANCE OF THE SHARES OF COMMON STOCK OF THE COMPANY ISSUABLE UPON THE CONVERSION OF SUCH 10% CONVERTIBLE PIK NOTES

Proposal 1 is to approve the transactions contemplated by that certain Securities Purchase Agreement, dated as of February 16, 2022, between the Company and ProFrac Holdings, LLC, including the issuance and sale to ProFrac Holdings, LLC or its permitted assignee of 10% Convertible PIK Notes of the Company and the issuance of the shares of common stock of the Company issuable upon the conversion of such 10% Convertible PIK Notes, as further described below.

Background

Flotek Industries, Inc. creates solutions to reduce the environmental impact of energy on air, water, land and people. A technology-driven, specialty green chemistry and data technology company, Flotek helps customers across industrial, commercial, and consumer markets improve their ESG performance. The Company serves specialty chemistry needs for both domestic and international energy markets as well as applications of U.S. manufactured surface cleaners and disinfectants for industrial, commercial and consumer use.

Existing Chemical Products Supply Agreement

Flotek Chemistry, LLC (“Flotek Chemistry”), a wholly-owned subsidiary of the Company, is party to a Chemical Products Supply Agreement (the “Chemical Products Supply Agreement”) with ProFrac Services, LLC (“ProFrac”), a Texas limited liability company and affiliate of ProFrac Holdings, LLC (“ProFrac Holdings”), pursuant to which ProFrac will purchase products and services from Flotek Chemistry for a term of three years.

Under the Chemical Products Supply Agreement, ProFrac is currently obligated to purchase a minimum amount of chemicals annually equal to the greater of (a) a baseline determined by reference to ProFrac’s first ten hydraulic fracturing fleets deployed and (b) 33% of ProFrac’s requirements. Should ProFrac fail to purchase the minimum amount of chemicals in any given year, ProFrac is obligated to pay to Flotek Chemistry liquidated damages equal to 25% of the shortfall for such year. The Company projects that the Chemical Products Supply Agreement, as in effect today, will result in greater than $75 million of additional annual revenue over its term.

The Chemical Products Supply Agreement became effective on February 2, 2022 and has a term of three years from April 1, 2022, the supply start date, subject to, among other things, early termination pursuant to the termination provisions of the Chemical Products Supply Agreement.

Securities Purchase Agreement and Amendment to Chemical Products Supply Agreement

On February 16, 2022, the Company entered into a Securities Purchase Agreement with ProFrac Holdings pursuant to which, at closing, Flotek Chemistry and ProFrac would enter into an amendment to the Chemical Products Supply Agreement to extend the term of the Supply Agreement from three years to ten years and to increase ProFrac’s minimum purchase obligation for each year to the greater of (a) a baseline determined by reference to ProFrac’s first 30 hydraulic fracturing fleets deployed and (b) 70% of ProFrac’s requirements. The Company believes that this amendment will result in incremental additional revenue of greater than $1.8 billion.

Pursuant to the Securities Purchase Agreement, the Company would issue $50 million in principal amount of the 10% Convertible PIK Notes (as described below) convertible into shares of the Company’s common stock to ProFrac Holdings. In addition, ProFrac Holdings would be granted at closing the right to nominate two additional members of the Company’s Board of Directors (which, in combination with existing rights of ProFrac Holdings to appoint up to two members to the Company’s Board of Directors, would eventually bring the total nominees of ProFrac to four directors out of seven total directors).

The Securities Purchase Agreement contains customary representations, warranties, covenants, and closing conditions, including stockholder approval by the Company’s stockholders of the applicable contemplated transactions under the Securities Purchase Agreement as contemplated by this Proxy Statement.

At closing, the Company and ProFrac Holdings would also enter into a Registration Rights Agreement with respect to the resale of shares of the Company’s common stock acquired by ProFrac Holdings or its affiliates.

The Securities Purchase Agreement further provides that ProFrac Holdings will have the right to purchase shares of common stock (or securities convertible into common stock) with respect to any new issuances by the Company, from time to time in order to beneficially own up to an aggregate of 51% of the fully-diluted common stock of the Company (and ProFrac Holdings is not limited in its ability to own in excess of 51% of the fully-diluted common stock of the Company).

The Company has also entered into a Voting and Support Agreement with David Nierenberg (the “Shareholder”), pursuant to which the Shareholder has agreed, among other things, to vote in favor of the Proposals at the Special Meeting.

10% Convertible PIK Notes

The 10% Convertible PIK Notes may be converted (in whole or in part) into common stock at a price of $1.088125 per share (the “Conversion Price”) at any time prior to the maturity date, which will be one year from the date of issuance. Interests on the Notes will begin to accrue on the unpaid principal balance commencing on the closing date at the rate of 10% per annum, payable in incremental principal amount. On the maturity date, the Notes would be mandatorily converted and payable in shares of common stock at the lesser of the Conversion Price and $0.8705 per share (except in limited circumstances where cash settlement would occur). The Notes will also be mandatorily converted in the event of change of control of the Company and payable in shares of common stock at the lesser of the Conversion Price and $0.8705 per share (or cash as described therein). In addition, the Notes may be converted by the Company if the volume-weighted average trading price of the common stock equals or exceeds the greater of

$2.50 per share or $1.741 for 20 trading days during a 30 consecutive trading day period. The Conversion Price is subject to customary adjustments as described therein.

The following table describes the potential beneficial ownership of the Company’s common stock following the closing of the transactions contemplated by the Securities Purchase Agreement, assuming that the 10% Convertible PIK Notes, and all similar notes, are not converted into common stock prior to maturity:

Beneficial Ownership of Common Stock	Before Closing (Shares)	Before Closing (Percentage)	After Closing (Shares)	After Closing (Percentage)
ProFrac Holding, LLC and Affiliates	25,272,832	21.15%	88,454,911	48.42%
Other holders of common stock	105,277,631	82.85%	105,277,631	51.68%
Total	130,550,463	100%	193,732,542	100%

The foregoing description of the Chemical Products Supply Agreement, the Securities Purchase Agreement, the 10% Convertible PIK Notes, and the Registration Rights Agreement do not purport to be complete and is qualified in its entirety by reference to the complete text of the Chemical Products Supply Agreement, the Securities Purchase Agreement, the 10% Convertible PIK Notes, and the Registration Rights Agreement. The Chemical Products Supply Agreement is attached hereto as Appendix A-1, and the Securities Purchase Agreement (including the forms of amendment to the Chemical Products Supply Agreement and the form of 10% Convertible PIK Note as exhibits thereto) is attached as Appendix A-2 to this Proxy Statement.

Purpose of the Transactions

We anticipate that an amendment to the Chemical Products Supply Agreement would have numerous benefits for the Company, including a significant increase of the Company’s revenue over the ten-year term of the (as amended) Chemical Products Supply Agreement, which the Company currently estimates would potentially be in excess of $1.8 billion.

Reasons for Stockholder Approval

Our common stock is listed on the NYSE. Section 312.03 of the NYSE Listed Company Manual requires stockholder approval as a prerequisite to issuing securities in certain circumstances, including prior to an issuance that will result in a change of control of the issuer. Stockholder approval of this Proposal is being sought to comply with the terms of the Securities Purchase Agreement and the provisions of Section 312.03 of the NYSE Listed Company Manual.

Opinion of Stephens Inc.

On February 7, 2022, the Company engaged Stephens Inc. to provide a fairness opinion to the Board of Directors of the Company in connection with the issuance by the Company of convertible notes to ProFrac Holdings or its permitted assignee (the “Counterparty”) as consideration for the entrance by ProFrac into an amendment to a chemical supply agreement by and between Flotek Chemistry, LLC, a wholly owned subsidiary of the Company, and

ProFrac (collectively, the “Transaction”). As part of the engagement, Stephens was asked to assess the fairness to the Company, from a financial point of view, of the consideration to be given by the Company in the Transaction. The Company engaged Stephens because, among other factors, Stephens is a nationally recognized investment banking firm with substantial experience in similar transactions. As part of its investment banking business, Stephens is regularly engaged in the valuation of energy services businesses and their securities in connection with strategic transactions.

As part of Stephens’ engagement, representatives of Stephens attended a meeting of the Board of Directors on March 8, 2022, in which the Board of Directors evaluated the proposed Transaction. At this meeting, the Board of Directors requested and received reports, discussion and commentary from its management and members regarding the proposed Transaction. As contemplated by its engagement, Stephens reviewed the financial aspects of the proposed Transaction and rendered its oral opinion at that meeting, which was subsequently confirmed by delivery of a written opinion to the Board of Directors, dated March 8, 2022, that, as of such date, the consideration to be given by the Company in the Transaction was fair to the Company from a financial point of view, based upon and subject to the qualifications, assumptions and other matters considered in connection with the preparation of its opinion.

The full text of Stephens’ written opinion letter (the “Opinion Letter”) is attached as Appendix D to this Proxy Statement. The Opinion Letter outlines the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Stephens in rendering its opinion. The summary of the opinion set forth in this document is qualified in its entirety by reference to the full text of such written Opinion Letter. Investors are urged to read the entire Opinion Letter carefully in connection with their consideration of the proposed Transaction. The Company did not give any instruction to or impose any limitations on Stephens as it related to the issuance of its opinion.

Stephens’ opinion speaks only as of the date of the opinion, and Stephens has undertaken no obligation to update or revise its opinion. The opinion was directed to the Board of Directors (solely in its capacity as such) in connection with, and for purposes of, its consideration of the Transaction. The opinion only addresses whether the consideration to be given by the Company in the Transaction was fair, from a financial point of view, to the Company as of the date of the opinion. The opinion does not address the underlying business decision of the Company to engage in the Transaction or any other term or aspect of the transaction agreements or the transactions contemplated thereby. Stephens’ opinion does not constitute a recommendation to the Board of Directors or any of the Company’s shareholders as to how such person should vote or otherwise act with respect to the Transaction or any other matter. The Company and the Counterparty determined the Transaction consideration through a negotiation process.

In connection with developing its opinion, Stephens:

a.reviewed certain publicly available financial statements and reports regarding the Company;

b.reviewed certain audited financial statements regarding the Company;

c.reviewed certain internal financial statements, management reports and other financial and operating data concerning the Company and the Transaction prepared by management of the Company;

d.reviewed, on a pro forma basis, in reliance upon financial projections and other information and assumptions concerning the Company provided by the management of the Company, the effect of the Transaction on the Company’s balance sheet, earnings and cash flow both in the aggregate and, where applicable, on a per share basis of the Company;

e.reviewed the reported prices and trading activity for the common stock of the Company;

f.compared the financial performance of the Company with that of certain other publicly-traded companies and their securities that Stephens deemed relevant to its analysis of the Transaction;

g.reviewed the transaction agreements and other related documents provided to Stephens by the Company;

h.reviewed the most recent draft of a memorandum prepared and provided to Stephens by Company management regarding its assessment of the Company’s ability to continue as a going concern under various circumstances (the “Going Concern Assessment”);

i.discussed with management of the Company the operations of and future business prospects for the Company (including without limitation the matters addressed in the Going Concern Assessment) and the anticipated financial consequences of the Transaction to the Company; and

j.performed such other analyses and provided such other services as Stephens deemed appropriate.

Stephens relied on the accuracy and completeness of the information, financial data and financial forecasts provided to it by the Company and of the other information reviewed by Stephens in connection with the preparation of its opinion, and the opinion is based upon such information. Stephens did not independently verify or undertake any responsibility to independently verify the accuracy or completeness of any of such information, data or forecasts. The management of the Company assured Stephens that it was not aware of any relevant information that had been omitted or remained undisclosed to Stephens. Stephens did not assume any responsibility for making or undertaking an independent evaluation or appraisal of any of the assets or liabilities of the Company, the Counterparty, or ProFrac, and Stephens was not furnished with any such evaluations or appraisals; nor did Stephens evaluate the solvency or fair value of the Company, the Counterparty, or ProFrac under any laws relating to bankruptcy, insolvency or similar matters. Stephens did not assume any obligation to conduct any physical inspection of the properties, facilities, assets or liabilities (contingent or otherwise) of the Company, the Counterparty, or ProFrac. With the Company’s permission, Stephens assumed that the parties will perform their respective obligations under the transaction agreements, in accordance with the terms set forth therein. Stephens did not make an independent analysis of the effects of the COVID-19 pandemic, the armed conflict in or related to Ukraine or related market developments or disruptions, or of any other disaster or adversity, on the business or prospects of the Company, the Counterparty, or ProFrac. With respect to the financial forecasts prepared by the Company, Stephens also assumed that such financial forecasts had been reasonably prepared and reflected the best then currently available estimates and judgments of the management of the Company as to the future financial performance of the Company and provided a reasonable basis for Stephens’ analysis. Stephens recognizes that such financial forecasts were based on numerous variables, assumptions and judgments that are inherently uncertain (including, without limitation, factors related to general economic and competitive conditions) and that actual results could vary significantly from such forecasts, and Stephens expresses no opinion as to the reliability of such financial projections and estimates or the assumptions upon which they were based.

Stephens does not provide legal, accounting, regulatory, or tax expertise, and Stephens relied solely, and without independent verification, on the assessments of the Company with respect to such matters. Stephens assumed, with the Company’s consent, that the Transaction will not result in any materially adverse legal, regulatory, accounting or tax consequences for the Company and that any reviews of legal, accounting, regulatory or tax issues conducted as a result of the Transaction will be resolved favorably to the Company. Stephens does not express any opinion as to any tax or other consequences that might result from the Transaction.

Stephens’ opinion was necessarily based upon market, economic and other conditions as they existed and could be evaluated on the date of the opinion and on the information made available to Stephens as of the date of the opinion. It should be understood that subsequent developments may affect the opinion and that Stephens did not undertake any obligation to update, revise or reaffirm the opinion or otherwise comment on events occurring after the date of the opinion. Stephens further noted that the current volatility and disruption in the energy, credit and financial markets relating to, among other things, the COVID-19 pandemic and armed conflict in or relating to Ukraine, may or may not have an effect on the Company, the Counterparty, or ProFrac, and Stephens did not express an opinion as to the effects of such volatility or such disruption on the Transaction or any party to the Transaction. Stephens further expressed no opinion as to the prices at which shares of the Company’s common stock may trade at any time subsequent to the announcement of the Transaction.

In connection with developing its opinion, Stephens assumed that, in all respects material to its analyses:

a.the Transaction and any related transactions will be consummated on the terms of the transaction agreements provided to Stephens, without material waiver or modification;

b.the representations and warranties of each party in the transaction agreements and in all related documents and instruments referred to therein, are true and correct;

c.each party to the transaction agreements and all related documents will perform all of the covenants and agreements required to be performed by such party under such documents;

d.all conditions to the completion of the Transaction will be satisfied within the time frames contemplated by the transaction agreements without any waivers;

e.that in the course of obtaining the necessary regulatory, lending or other consents or approvals (contractual or otherwise) for the Transaction and any related transactions, no restrictions, including any divestiture requirements or amendments or modifications, will be imposed that would have a material adverse effect on the contemplated benefits of the Transaction to the Company;

f.there has been no material change in the assets, liabilities, financial condition, results of operations, business or prospects of the Company or the Counterparty since the date of the most recent financial statements made available to Stephens, and that no legal, political, economic, regulatory or other development has occurred that will adversely impact the Company or the Counterparty; and

g.the Transaction will be consummated in a manner that complies with applicable law and regulations.

Stephens’ opinion is limited to whether the consideration to be given by the Company in the Transaction is fair to the Company from a financial point of view. Stephens was not asked to, and it did not, offer any opinion as to the terms of the transaction agreements or the form of the Transaction or any aspect of the Transaction, other than the fairness, from a financial point of view, of the consideration to be given in the Transaction by the Company. The opinion did not address the merits of the underlying decision by the Company to engage in the Transaction, the merits of the Transaction as compared to other alternatives potentially available to the Company or the relative effects of any alternative transaction in which the Company might engage, nor is it intended to be a recommendation to any person or entity as to any specific action that should be taken in connection with the Transaction, including with respect to how to vote or act with respect to the Transaction. Moreover, Stephens did not express any opinion as to the fairness of the amount or nature of the compensation to any of the Company’s officers, directors or employees, or to any group of such officers, directors or employees, whether relative to the compensation to other shareholders of the Company or otherwise.

The following is a summary of the material financial analyses performed and material factors considered by Stephens in connection with its opinion. Stephens performed certain procedures, including each of the financial analyses described below, and reviewed with the Company’s executive management and Board of Directors the assumptions upon which the analyses were based, as well as other factors. Although this summary does not purport to describe all of the analyses performed or factors considered by Stephens within this regard, it does set forth those considered by Stephens to be material in arriving at its opinion. The preparation of a fairness opinion is a complex analytic process involving various determinations as to the appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. The order of the summaries of analyses described does not represent the relative importance or weight given to those analyses by Stephens. It should be noted that in arriving at its opinion, Stephens did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Stephens believes that its analysis must be considered as a whole and that considering any portion of such analyses and factors, without considering all analyses and factors as a whole, could create a misleading or incomplete view of the process underlying its opinion. The financial analyses summarized below include information presented in tabular format. The tables alone do not constitute a complete description of the financial analyses. Accordingly, Stephens’ analyses and the summary of its analyses must be considered as a whole, and selecting portions of its analyses and factors or focusing on the information presented below in tabular format, without considering all analyses and factors or the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the process underlying its analyses and opinion.

Summary of Proposed Transaction

Stephens reviewed the financial terms of the Transaction. The Securities Purchase Agreement dated February 16, 2022 (the “Agreement”) entered into by and between the Company and the Counterparty provided that, subject to potential adjustments as described in the Agreement or related documents, the consideration expected to be exchanged by the Company for the “Supply Agreement Amendment” (as defined in the Agreement) (in the form attached to the Agreement, the “Amendment”) consists of $50.0 million principal amount of 10% Convertible PIK Notes of the Company due one year after issuance (in the form attached to the Agreement, the “Notes”), which are convertible into 63,182,079 shares of common stock of the Company (assuming the Notes are held to maturity and converted at the then applicable maturity conversion price).

Valuation Analysis

In determining a range of estimated incremental values associated with the Amendment, Stephens conducted each of the following analyses with respect to the Company.

Publicly Traded Comparable Companies

Using publicly available information, Stephens determined the below companies were relevant to an evaluation of the Company based on Stephens’ view of the comparability of the operating and financial characteristics of these companies, in terms of market capitalization, enterprise value, end market, and product/service offering. Stephens selected specialty oilfield chemical companies and oilfield service and equipment companies in North America with exposure to the drilling, completion, and/or production phases of an oil & gas well lifecycle. While no company used for comparison is identical to the Company, Stephens regards Newpark Resources, Inc. as the closest comparable company. The following companies were selected by Stephens:

Cactus, Inc.	Helmerich & Payne, Inc.	NOV Inc.
CES Energy Solutions Corp.	Hunting PLC	ProPetro Holding Corp.
Champion X Corporation	Innospec Inc.	RPC, Inc.
Clariant AG	Liberty Oilfield Services Inc.	Select Energy Services, Inc.
Core Laboratories N.V.	Newpark Resources, Inc.
DMC Global Inc.	NexTier Oilfield Solutions Inc.

The implied values for the Company were based on a multiple range for the following two metrics determined by reference to the corresponding multiple ranges for the selected comparable companies. The following table sets forth the selected multiple ranges based on the comparable companies:

	Enterprise Value / 2022E Revenue	Price to Book Value

Valuation Multiple Range	0.5x – 1.0x	1.0x – 2.0x

The 2022E revenue and book value figures for each of the selected comparable companies were based on SEC filings. The multiples selected to apply to the Company metrics were not entirely mathematical in nature, but required careful consideration to focus on the closest comparable company and adjust for differences in the operating characteristics of the companies as well as other market factors which could affect the market value of selected companies. The following shows the implied incremental value attributable to the Amendment based on the two selected valuation ranges:

Valuation Methodology	Implied Incremental Value (in millions)

Enterprise Value to 2022E Revenue Multiple	$46.7 - $93.4
Price to Book Value Multiple	$52.0 - $104.0

Stephens compared these implied incremental value ranges for the Amendment to the value of consideration paid by the Company for the Amendment, calculated as (i) the principal amount of the Notes issued for the Amendment assuming they are held to maturity ($55.0 million) and (ii) the market value of the stock underlying such Notes based on the average trading price for the week prior to announcement of the Amendment. The value of such consideration was found to be at the low end of the implied incremental value ranges.

Discounted Cash Flow (“DCF”) Analysis

Stephens conducted a DCF analysis using unlevered free cash flows (with and without the effects of the Amendment) provided by the Company for a five-year forecast period beginning in 2022E. Stephens compared the Company’s valuation derived from each DCF to calculate the implied incremental value of the Amendment.

Stephens calculated the Company’s weighted average cost of capital (“WACC”) using the CAPM formula. In the DCF, Stephens used a range of discount rates centered on the WACC to reflect the relative uncertainty and risks associated with the forecast. A discount rate range of 20.0% to 24.0% was applied to estimated cash flows.

The following shows the incremental value attributable to the Amendment based on the DCF analysis:

Valuation Methodology	Implied Incremental Value (in millions)

DCF Analysis	$ 35.9 - $79.7

Stephens compared this implied incremental value range for the Amendment to the value of consideration paid by the Company for the Amendment, calculated as (i) the principal amount of the Notes issued for the Amendment assuming they are held to maturity ($55.0 million) and (ii) the market value of the stock underlying such Notes based on the average trading price for the week prior to announcement of the Amendment. The value of such consideration was found to be within the implied incremental value range.

Implied Amendment Premium

Stephens compared the net incremental value attributable to the Amendment to the value of the consideration paid by the Company. For this analysis, such net incremental value was calculated as the difference between (i) the midpoint of the implied incremental value ranges derived above and (ii) the principal amount of the Notes issued for the Amendment assuming they are held to maturity. The net incremental of the Amendment was calculated to be $2.8 million to $23.0 million. Stephens then compared this net incremental value range to (i) the principal amount of the Notes issued for the Amendment and (ii) the equity value of the Company at average share prices before the announcement of the Amendment:

		Publicly Traded Comparable Companies
(in millions)	DCF	Enterprise Value / 2022E Revenue	Price to Book Value

Incremental Equity Value (Midpoint)	$57.8	$70.0	$78.0
Less: Principal Amount of Notes Issued (Including PIK)	$(55.0)	$(55.0)	$(55.0)
Net Incremental Value	$2.8	$15.0	$23.0

Implied Premium as % of Note Principal:
$55.0 Notes Issued for Amendment	5%	27%	42%

Implied Premium as a % of Equity Value Based on Recent Share Prices[1]:
1-Day VWAP: $0.81	3%	16%	24%
1-Week VWAP: $0.83	3%	15%	23%
1-Month VWAP: $0.89	3%	14%	22%

1 As of February 16, 2022.

Stephens also calculated the net incremental value of the Amendment as the difference between (i) the average incremental value derived from all valuation methodologies utilized above and (ii) the market value of the 63,182,079 shares underlying the Notes (assuming they are held to maturity and converted at the then applicable maturity conversion price) at various share prices prior to the announcement of the Amendment. Using this approach, the net incremental value of the Amendment was calculated to be $12.6 million to $17.6 million. Stephens then compared this net incremental value range to (i) the market value of the shares underlying the Notes issued for the Amendment assuming they are held to maturity and (ii) the equity value of the Company at average share prices before the announcement of the Amendment.

	Equity Value Based on Recent Share Prices[1]
(in millions)	1-Day VWAP: $0.81	1-Week VWAP: $0.83	1-Month VWAP: $0.89

Average Incremental Equity Value[2]	$68.6	$68.6	$68.6
Less: Market Value of Shares Issuable for Amendment[3]	$(51.0)	$(52.4)	$(56.0)
Net Incremental Value	$17.6	$16.2	$12.6

Implied Premium as % of Market Value of Shares Issuable	35%	31%	22%

Implied Premium as a % of Equity Value Based on Recent Share Prices[1]:
1-Day VWAP: $0.81	18%	17%	13%
1-Week VWAP: $0.83	18%	16%	13%
1-Month VWAP: $0.89	17%	15%	12%

1 As of February 16, 2022.
2 Represents average of midpoint incremental equity values derived from DCF and trading comparable methodologies (both revenue and book value multiples).
3 Reflects 63.2 million shares issuable, assuming Notes are held to maturity and converted at the then applicable maturity conversion price.

Accretion/Dilution Analysis

Stephens also examined the estimated accretive/dilutive effects of the Amendment on Adjusted EBITDA and earnings per share of the Company’s common stock, based on Company estimates. The transaction was shown to be accretive for fiscal years 2022E and 2023E on an earnings per share basis, as summarized below:

	2022E	2023E

EPS Accretion / (Dilution) per Share	$0.07	$0.10
EBITDA per Share	$0.07	$0.10

Miscellaneous

The preparation of a fairness opinion is a complex process and is not susceptible to a partial analysis or summary description. Stephens believes that its analyses must be considered as a whole and that selecting portions of its analyses, without considering the analyses taken as a whole, would create an incomplete view of the process underlying its opinion. In addition, Stephens considered the results of all such analyses and did not assign relative weights to any of the analyses, but rather made qualitative judgments as to significance and relevance of each analysis and factor, so the results from any particular analysis described above should not be taken to be the view of Stephens.

In performing its analyses, Stephens made numerous assumptions with respect to industry performance, general business, economic and regulatory conditions and other matters, many of which are beyond the control of the Company. The analyses performed by Stephens are not necessarily indicative of actual values, trading values or actual future results which might be achieved, all of which may be significantly more or less favorable than suggested by such analyses. The analyses do not purport to be appraisals or to reflect the prices at which companies may actually be sold, and such estimates are inherently subject to uncertainty.

Stephens received a fee of $300,000 from the Company upon rendering its fairness opinion, which fee was not contingent upon the conclusion of the fairness opinion or the consummation of the Transaction. The Company has also agreed to indemnify Stephens against certain claims and liabilities that could arise out of Stephens’ providing its fairness opinion and to reimburse Stephens for certain of its out-of-pocket expenses incurred in connection with its engagement to provide such opinion.

Stephens did not receive any fees for providing investment banking or other services to the Company, the Counterparty, or ProFrac within the past two years.

In the ordinary course of its business, Stephens Inc. and its affiliates and employees at any time may hold long or short positions, and may trade or otherwise effect transactions as principal or for the accounts of customers, in debt, equity or derivative securities of participants in the Transaction.

Effect upon Rights of Existing Stockholders

Our current stockholders will continue to own their existing shares after the transaction described in this Proposal. If stockholders approve this Proposal, the 10% Convertible PIK Notes sold pursuant to the Securities Purchase Agreement may be convertible into shares of common stock, pursuant to the terms thereof, without additional stockholder approval. If stockholders approve this Proposal, the principal effect upon the existing stockholders upon the conversion of the 10% Convertible PIK Notes would be dilution in their current percentage ownership in the Company (see the tables above).

No Appraisal Rights

Neither Delaware law, our Amended and Restated Certificate of Incorporation, nor our Amended and Restated Bylaws provide for appraisal or other similar rights for dissenting stockholders in connection with this Proposal. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares, and we will not independently provide stockholders with any such right.

Risks Relating to the 10% Convertible PIK Notes and the Issuance of the Common Stock Upon Conversion

The issuance of our common stock in connection with the conversion of the 10% Convertible PIK Notes will cause substantial dilution, which may materially affect the trading price of our common stock and earnings per share. Moreover, if as of the maturity date of the 10% Convertible PIK Notes our common stock is not listed for trading on a stock exchange or any event of default (as defined in the 10% Convertible PIK Notes) has occurred and is continuing on the maturity date of the 10% Convertible PIK Notes, and in certain other limited circumstances, then payment under the 10% Convertible PIK Notes must be made in cash.

Whether or not the Company has sufficient funds to pay required amounts under the 10% Convertible PIK Notes, a required repayment in cash could have a material adverse effect on the Company, including its financial condition, results of operations, liquidity, prospects, and cash flows. In addition, while the Company expects to obtain substantial economic and other benefits in connection with the issuance of the 10% Convertible PIK Notes and the entry into the amendment to the Chemical Products Supply Agreement, sales by the Company under the Chemical Products Supply Agreement will be made on an unsecured basis, and if ProFrac Services is unwilling or unable to pay its debts to the Company, the Company’s financial condition, results of operations, liquidity, prospects, and cash flows would be materiality and adversely impacted.

Interests of Directors, Officers, and Affiliates

None of our current directors, officers or affiliates has an interest in the 10% Convertible PIK Notes to be issued under the Securities Purchase Agreement, except for ProFrac Holdings and its affiliates as described in this Proxy Statement.

Consequences of Not Approving this Proposal

If we do not obtain stockholder approval of this proposal at the Special Meeting, we will not issue the 10% Convertible PIK Notes under the Securities Purchase Agreement and will not receive the potential benefits of the amendment to the Chemical Products Supply Agreement described above.

Our ability to use our net operating loss carry-forwards to offset future taxable income may be subject to certain limitations.

It is possible that conversions of the 10% Convertible PIK Notes into our common stock may cause a reduction in the value of our net operating loss carryforwards realizable for income tax purposes. Section 382 of the Internal Revenue Code imposes restrictions on the use of a corporation’s net operating losses, as well as certain recognized built-in losses and other carryforwards, after an “ownership change” occurs. A Section 382 “ownership change” occurs if one or more stockholders or groups of stockholders who own at least 5% of our stock increase their ownership by more than 50 percentage points over their lowest ownership percentage within a rolling three-year period. Even if conversions of the 10% Convertible PIK Notes into our common stock do not cause an “ownership change,” other future issuances or sales of our stock (including certain transactions involving our stock that are outside of our control) could also result in an ownership change under Section 382. If an “ownership change” occurs, Section 382 would impose an annual limit on the amount of pre-change net operating losses and other losses we can use to reduce our taxable income generally equal to the product of the total value of our outstanding equity immediately prior to the “ownership change” (subject to certain adjustments) and the applicable federal long-term tax-exempt interest rate for the month of the “ownership change.”

Vote Required

The approval of this Proposal 1 requires the affirmative vote of the holders of a majority of the votes cast on the Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE THE TRANSACTIONS CONTEMPLATED BY THE SECURITIES PURCHASE AGREEMENT, INCLUDING THE ISSUANCE AND SALE OF 10% CONVERTIBLE PIK NOTES OF THE COMPANY AND THE ISSUANCE OF THE SHARES OF COMMON STOCK OF THE COMPANY ISSUABLE UPON THE CONVERSION OF SUCH 10% CONVERTIBLE PIK NOTES.

PROPOSAL 2: AUTHORIZATION OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

Proposal 2 is to authorize the Company’s Board of Directors, in its sole and absolute discretion and without further stockholder approval, to effect an amendment to Company’s Amended and Restated Certificate of Incorporation of the Company to increase the authorized shares of common stock from 140,000,000 to 240,000,000, at such time and date, if at all, as determined by the Board of Directors in its sole discretion, but no later than 60 days after the Special Meeting. Our Board of Directors has approved and has recommended that our stockholders approve Proposal 2.

The Company’s current Amended and Restated Certificate of Incorporation authorizes the issuance of up to 140,100,000 shares in the Company, of which 140,000,000 are common stock and 100,000 are preferred stock. As of March 16, 2022, 79,685,508 common shares and no preferred shares of the Company were outstanding.

Purpose of Increase in Authorized Shares

The Board of Directors believes that the proposed increase in authorized shares of common stock is desirable to ensure that shares will be available, if needed, for issuance in connection with the 10% Convertible PIK Notes contemplated by the Securities Purchase Agreement (as described above), grants of equity awards, possible acquisitions of companies, products, or technologies, potential business and financial transactions, and other corporate purposes. The Board of Directors believes that the availability of the additional shares for such purposes, without delay or the necessity for stockholder approval, would be beneficial to the Company. Except for the transactions under the Securities Purchase Agreement, the Company does not have any specific plans, arrangements, commitments, or understandings with respect to the issuance of any of the additional shares of Common Stock that would be authorized by the proposed amendment. No further action or authorization by the Company’s stockholders would be necessary prior to the issuance of the additional shares of Common Stock.

Authorized but unissued shares of our common stock may be issued from time to time upon authorization by the Board, at such times, to such persons and for such consideration as the Board may determine in its discretion, except as may be required for a particular transaction by applicable law, regulation, or the rules of the NYSE. When and if such shares are issued, they would have the same voting and other rights and privileges as the currently issued and outstanding shares of common stock of the Company.

Effect of Increase in Authorized Shares
The authorization of the additional shares of common stock would not, by itself, have any effect on the rights of stockholders. However, holders of common stock have no preemptive rights to acquire additional shares of common stock, so the issuance of additional shares could have a dilutive effect on earnings per share and the voting power of existing stockholders at the time of issuance. The issuance of additional shares of common stock, or the perception that additional shares may be issued, may also adversely affect the market price of our common stock.

Potential Anti-Takeover Effect

The Board of Directors does not believe that an increase in the number of authorized shares would significantly affect the ability of a third party to attempt to gain control of us. However, it is possible that an increase in authorized shares of common stock could render such an acquisition more difficult under certain circumstances or discourage an attempt by a third party to obtain control of us by making possible the issuance of shares that would dilute the share ownership of a person attempting to obtain control or otherwise make it difficult to obtain any required shareholder approval for a proposed transaction for control. The Board of Directors has no current intention to authorize the issuance of additional shares for such purpose and is not aware of any present attempt to obtain control of us or otherwise accumulate our common stock.

The foregoing description of the Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation does not purport to be complete and is qualified in its entirety by reference to the complete text of Certificate of Amendment, which is attached hereto as Appendix B.

Consequences of Not Approving this Proposal

If we do not obtain stockholder approval of this proposal at the Special Meeting, we may not be able to issue the 10% Convertible PIK Notes under the Securities Purchase Agreement and will not receive the potential benefits of the amendment to the Chemical Products Supply Agreement described above.

Vote Required

The affirmative vote of the holders of at least a majority of the outstanding shares of common stock, whether or not present or represented by proxy at the Special Meeting, is required to approve this Proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE AUTHORIZATION OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK.

PROPOSAL 3: AUTHORIZATION OF A REVERSE STOCK SPLIT OF OUR OUTSTANDING SHARES OF COMMON STOCK

Proposal 3 is to authorize the Company’s Board of Directors, in its sole and absolute discretion and without further stockholder approval, to effect a reverse stock split of our outstanding shares of common stock at a ratio to be determined by the Company’s Board of Directors ranging from a ratio of one to two to a ratio of one to four by amending the Amended and Restated Certificate of Incorporation of the Company at such time and date, if at all, as determined by the Board of Directors in its sole discretion, but no later than 60 days after the Special Meeting, provided that all fractional shares as a result of the reverse stock split shall be automatically rounded up to the nearest whole share.

The Board of Directors believes that the proposed reverse stock split is desirable to ensure that shares will be available, if needed, for issuance in connection with the 10% Convertible PIK Notes contemplated by the Securities Purchase Agreement (as described above), grants of equity awards, possible acquisitions of companies, products, or technologies, potential business and financial transactions, and other corporate purposes. Our Board of Directors has approved and has recommended that our stockholders approve Proposal 3. The reverse stock split, if approved and implemented, would not have any effect on the authorized number of shares of our common stock or preferred stock. If the stockholders approve this proposal, the reverse stock split will be effected only upon a determination by the Board of Directors that the reverse stock split is in the best interests of the stockholders at that time. In connection with any determination to effect the reverse stock split, the Board of Directors will set the timing for such a split and select the specific ratio from within the range of ratios set forth herein.

The Board of Directors will not effect a reverse stock split in the event that sufficient shares are approved for issuance in connection with the 10% Convertible PIK Notes contemplated by the Securities Purchase Agreement (as described above), grants of equity awards, possible acquisitions of companies, products, or technologies, potential business and financial transactions, and other corporate purposes under Proposal 2 above.

The determination as to whether the reverse stock split will be effected and, if so, pursuant to which ratio, will be based upon those market or business factors deemed relevant by the Board of Directors at that time, including, but not limited to:

•if sufficient shares are approved for issuance under Proposal 2 above (in which case the Board of Directors will not effect a reverse stock split);

•our ability to continue our listing on the NYSE;

•existing and expected marketability and liquidity of the common stock;

•the historical and then-prevailing trading price and trading volume of the common stock;

•prevailing stock market conditions;

•the anticipated impact of the reverse split on the trading market for our common stock;

•the anticipated impact of the reverse split on our ability to raise financing;

•business developments affecting the Company;

•the Company’s actual or forecasted results of operations; and

•the likely effect on the market price of the Company’s Common Stock.

Our Board of Directors believes that stockholder approval granting us discretion to set the actual ratio within the range described above, rather than stockholder approval of a specified ratio, provides us with maximum flexibility to react to then-current market conditions and volatility in the market price of our common stock in order to set a ratio that is intended to maintain for the foreseeable future, given market fluctuations, a stock price well in excess of $1 per share to avoid potential future delisting from the NYSE, which could have an adverse effect on our business, liquidity, and on the trading of our common stock due to, among other things, potential loss of confidence by partners, lenders, suppliers, customers, and employees, and increased difficulty in raising capital. We also believe that an increased market price of our common stock may improve the marketability and liquidity of our common stock and encourage interest and trading in our shares of common stock, as well as bring the price of our common stock to a level commensurate with peer companies. In addition, a low per share price may negatively impact our acceptability to certain institutional investors, professional investors, and other market participants.

If the Board of Directors determines to implement the reverse stock split, we intend to issue a press release announcing the terms and effective date of the reverse stock split before we file the Certificate of Amendment with the Secretary of State of the State of Delaware.

No fractional shares will be issued in connection with the reverse stock split. To avoid the existence of fractional shares of the common stock, any fractional shares that would otherwise be issued as a result of the reverse stock split will be rounded up to the nearest whole share.

If our Board of Directors determines that effecting the reverse stock split is in the best interest of the Company and its stockholders, the reverse stock split will become effective upon the filing of a Certificate of Amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The form of the proposed Certificate of Amendment to our Amended and Restated Certificate of Incorporation to effect the reverse stock split will be in substantially the form as attached to this Proxy Statement as Appendix C. The Certificate of Amendment filed thereby will set forth the number of shares to be combined into one share of our Common Stock within the limits set forth in this Proposal, but will not have any effect on the number of shares of common stock or preferred stock currently authorized, the ability of our Board to designate preferred stock, the par value of our common or preferred stock, or any series of preferred stock previously authorized (except to the extent such reverse stock split adjusts the conversion ratio of such previously designated preferred stock). The description of the Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation herein does not purport to be complete and is qualified in its entirety by reference to the complete text of Certificate of Amendment, which is attached hereto as Appendix C.

If the Board does not act to implement the reverse stock split prior to 60 days after the Special Meeting, the authorization granted by stockholders pursuant to this Proposal 3 would be deemed abandoned and without any further effect. In that case, the Board of Directors may again seek stockholder approval at a future date for a reverse stock split if it deems it to be advisable.

Effect of the Reverse Stock Split

If approved by our stockholders and implemented by the Board of Directors, as of the effective time of the Certificate of Amendment, each issued and outstanding share of our common stock would immediately and automatically be reclassified and reduced into a fewer number of shares of our common stock, depending upon the ratio selected by the Board of Directors, which could range between a ratio of one to two and a ratio of one to four, provided that all fractional shares as a result of the split shall be automatically rounded up to the next whole share.

Except to the extent that the reverse stock split would result in any stockholder receiving an additional whole share of common stock in connection with the rounding of fractional shares or any dilution to other stockholder in connection therewith, as described below, the reverse stock split will not:

•affect any stockholder’s percentage ownership interest in us;

•affect any stockholder’s proportionate voting power;

•substantially affect the voting rights or other privileges of any stockholder; or

•alter the relative rights of common stockholders, convertible notes holders, or holders of equity awards.

Depending upon the ratio selected by the Board of Directors, the principal effects of the reverse stock split are:

•the number of shares of common stock issued and outstanding will be reduced by a factor ranging between two and four, notwithstanding any rounding;

•the per share exercise price will be increased by a factor between two and four at the time of the reverse split, and the number of shares issuable upon exercise shall be decreased by the same factor, for all outstanding equity awards, and other convertible or exercisable equity securities entitling the holders to purchase shares of our common stock;

•the number of shares authorized and reserved for issuance under our existing equity plans will be reduced proportionately; and

•the conversion rates for holders of our outstanding convertible securities will be adjusted proportionately, subject to their terms.

The following table contains approximate information relating to our outstanding common stock, including the shares of common stock underlying outstanding convertible securities (assuming the current optional conversion price), outstanding equity awards (including under the Flotek Industries, Inc. 2018 Long-Term Incentive Plan and the Flotek Industries, Inc. Employment Inducement Plan, which we refer to, collectively, as the “equity plans”), and the impact of the reverse stock split thereon under certain proposed ratios:

Assuming a Reverse Stock Split of*:

	Before Reverse Stock Split	1-for-2	1-for-4

Outstanding shares of common stock	79,685,508	39,842,754	19,921,377
Shares of common stock issuable upon the exercise of outstanding equity awards	6,741,169	3,370,585	1,685,292
Shares of common stock issuable upon the exercise of outstanding convertible securities	39,804,710	19,902,355	9,951,178
Shares of common stock reserved for issuance under equity plans and convertible securities	67,501,155	33,750,578	16,875,289
Shares of common stock outstanding and reserved for issuance	193,732,542	96,866,271	48,433,136
Current authorized shares of common stock	140,000,000	140,000,000	140,000,000
Shares available for future issuance with current authorized shares of common stock	(53,732,542)	43,133,729	91,566,864

* Does not take into account the rounding of fractional shares described below under “Fractional Shares”.

If the reverse stock split is implemented, the Certificate of Amendment will not reduce the number of shares of our common stock or preferred stock authorized under our Amended and Restated Certificate of Incorporation, the right of our Board of Directors to designate preferred stock, or the par value of our common or preferred stock.

Additionally, as of the date of this Proxy Statement, we do not have any current plans, agreements, or understandings with respect to the additional authorized shares that will become available for issuance after the reverse stock split has been implemented.

Fractional Shares

Stockholders will not receive fractional shares in connection with the reverse stock split. Instead, stockholders otherwise entitled to fractional shares will receive an additional whole share of our common stock. For example, if the Board of Directors effects a one-for-ten split, and you held nine shares of our common stock immediately prior to the effective date of the Certificate of Amendment, you would hold one share of the Company’s common stock following the reverse stock split.

Effective Time and Implementation of the Reverse Stock Split

The effective time for the reverse stock split will be the date on which we file the Certificate of Amendment with the office of the Secretary of State of the State of Delaware or such later date and time as specified in the Certificate of Amendment, provided that the effective date must occur prior to [•].

Holders of pre-reverse split shares of our Common Stock (“Old Shares”), after the effective date, may, but are not required to, contact our transfer agent regarding the procedure for surrendering to our transfer agent, certificates representing Old Shares in exchange for certificates representing post-reverse split shares (“New Shares”). No new certificates will be issued to a stockholder until or unless such stockholder has surrendered such stockholder’s outstanding certificate(s) together with such information, fees, and documentation as the transfer agent may require, to the transfer agent for reissuance. Stockholders should not destroy any stock certificate. We and the transfer agent will adjust record stockholder’s shareholdings in our records regardless of whether any certificates evidencing Old Shares are returned for reissuance in order to evidence New Shares and therefore, stockholders are not required to return their certificates for reissuance unless they want to. In the event stockholders do not have their certificates representing Old Shares reissued for certificates evidencing New Shares, such certificates will still only provide rights and ownership of the adjusted number of New Shares in connection with the reverse stock split, when presented for voting or transfer, even if the certificates still list the number of Old Shares prior to the reverse stock split.

Stockholders whose shares are held in book-entry form or by their stockbroker do not need to submit old share certificates for exchange. These stockholders’ book-entry records or brokerage accounts will automatically reflect the new quantity of shares based on the selected reverse stock split ratio.

Beginning on the effective date of the reverse stock split, each certificate or other share ownership record representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares, subject to the rounding up of fractional shares to the next whole share. Stockholders should not destroy any stock certificates or submit any stock certificates to the Company or its transfer agent unless instructed to do so in the future.

Accounting Matters

The reverse stock split will not affect the par value of our common stock ($0.0001 per share). However, at the effective time of the reverse stock split, the stated capital attributable to common stock on our balance sheet will be reduced proportionately based on the ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss would be expected to be proportionally higher because there will be fewer shares of our common stock outstanding.

No Appraisal Rights

Neither Delaware law, our Amended and Restated Certificate of Incorporation, nor our Amended and Restated Bylaws provide for appraisal or other similar rights for dissenting stockholders in connection with this Proposal. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares, and we will not independently provide stockholders with any such right.

Certain Risks Associated with the Reverse Stock Split

Before voting on this Proposal 3, you should consider the following risks associated with the implementation of the Reverse Stock Split:

•The price per share of our Common Stock after the reverse stock split may not reflect the ratio implemented by the Board of Directors and the price per share following the effective time of the reverse stock split may not be maintained for any period of time following the reverse stock split.

•Other factors, such as our financial results, market conditions, and the market perception of our business may adversely affect the market price of the Company’s common stock, and as a result, there can be no assurance that the reverse stock split would result in the intended benefits described herein, that the market price of the Company’s common stock would increase following the reverse stock split, that the market price of the Company’s common stock would not decrease in the future, or that our common stock would maintain a high enough price per share to permit its continued listing on the NYSE.

•Some investors may view the reverse stock split negatively because it reduces the number of shares of common stock available in the public trading market or otherwise has a negative market perception.

•Following the reverse stock split, we may still run the risk of non-compliance under the listing standards of the NYSE in the future, which could cause the Company to be delisted or subject to delisting.

•Effecting the reverse stock split may not attract additional institutional or other potential investors, or result in a sustained market price that is high enough to overcome certain investor policies and practices.

•The trading liquidity of our common stock could be adversely affected by the reduced number of shares outstanding after the reverse stock split.

•If a reverse stock split is implemented by the Board of Directors, some stockholders may consequently own less than 100 shares of our common stock. A purchase or sale of less than 100 shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares following the reverse stock split may be required to pay higher transaction costs if they should then determine to sell their shares of the Company’s common stock.

•A stockholder who receives a “round up” from a fractional share to a whole share may have a tax event based on the value of the “rounded up” share provided to the stockholder. The Company believes such tax event will be minimal or insignificant for most stockholders.

Potential Anti-Takeover Effect

The increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for our combination with another company). However, the Reverse Stock Split Proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of our Company, nor is it part of a plan by management to recommend a series of similar amendments to our Board of Directors and stockholders.

Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of material U.S. federal income tax consequences of the proposed reverse stock split to holders of our common stock that are U.S. holders (as defined below) that hold our common stock as a capital asset (generally, property held for investment). This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial decisions, all as in effect on the date hereof, and all of which are subject to change or differing interpretations, possibly with retroactive effect. Any such change or differing interpretation could affect the tax consequences described below. We have not sought and will not seek an opinion of counsel or ruling from the Internal Revenue Service with respect to the statements made and the conclusions reached in the following summary, and there can be no assurance that the Internal Revenue Service or a court will agree with such statements and conclusions.

This summary is for general information only and does not address all U.S. federal income tax considerations that may be applicable to a holder’s particular circumstances or to holders that may be subject to special tax rules, such as, for example, brokers and dealers in securities, currencies or commodities, banks and financial institutions, regulated investment companies, real estate investment trusts, expatriates, tax-exempt entities, governmental organizations, traders in securities that elect to use a mark-to-market method of accounting for their securities, certain former citizens or long-term residents of the United States, insurance companies, persons holding shares of our common stock as part of a hedging, integrated, or conversion transaction or a straddle or persons deemed to sell shares of our common stock under the constructive sale provisions of the Code, persons that hold more than 5% of our common stock, persons that hold our common stock in an individual retirement account, 401(k) plan or similar tax-favored account, or partnerships or other pass-through entities for U.S. federal income tax purposes and investors in such entities. This summary does not address any U.S. federal tax consequences other than U.S. federal income tax consequences (such as estate or gift tax consequences), the Medicare tax on net investment income, the alternative minimum tax or any U.S. state, local or foreign tax consequences. Furthermore, this summary does not address any tax consequences of transactions effectuated before, after or at the same time as the proposed reverse stock split, whether or not they are in connection with the proposed reverse stock split.

For purposes of this summary, a “U.S. holder” means a beneficial owner of our common stock that is, for U.S. federal income tax purposes, (i) an individual who is a citizen or resident of the United States; (ii) a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if (1) it is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If an entity (or arrangement) classified as a partnership for U.S. federal income tax purposes holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. If a holder of our common stock is a partner of a partnership holding shares of our common stock, such holder should consult his or her own tax advisor.

This summary of certain U.S. federal income tax consequences is for general information only and is not tax advice. Holders of our common stock are urged to consult their own tax advisor with respect to the application of United States federal income tax laws to their particular situation as well as any tax considerations arising under other United States federal tax laws (such as the estate or gift tax laws) or under the laws of any state, local, foreign or other taxing jurisdiction or under any applicable tax treaty.

The reverse stock split is intended to be treated as a recapitalization for U.S. federal income tax purposes. Assuming the reverse stock split qualifies as a recapitalization, a U.S. holder will not recognize any gain or loss for U.S. federal income tax purposes upon the reverse stock split, except that a U.S. holder whose fractional share resulting from the reverse stock split is rounded up to the nearest whole share may recognize income or gain for U.S. federal income tax purposes equal to the value of the additional fractional share. A U.S. holder’s aggregate tax basis in the common stock received pursuant to the reverse stock split will equal the U.S. holder’s tax basis in its common stock surrendered in the reverse stock split in exchange therefor increased by any income or gain attributable to the rounding up of fractional shares. The holding period of the U.S. holder’s common stock received pursuant to the reverse stock split will include the holding period of the common stock surrendered in the reverse stock split in exchange therefor. The portion of the shares received by a U.S. holder that are attributable to rounding up for fractional shares will have a holding period commencing on the effective date of the reverse stock split. U.S. holders that have acquired different blocks of our common stock at different times or at different prices are urged to consult their own tax advisors regarding the allocation of their aggregated adjusted basis among, and the holding period of, our common stock.

Consequences of Not Approving this Proposal

If we do not obtain stockholder approval of this proposal at the Special Meeting, we may not be able issue the 10% Convertible PIK Notes under the Securities Purchase Agreement and accordingly would not receive the potential benefits of the amendment to the Chemical Products Supply Agreement described above. The Board of Directors will not effect a reverse share split if sufficient shares are approved under Proposal 2 above.

Vote Required

The affirmative vote of the holders of at least a majority of the outstanding shares of common stock, whether or not present or represented by proxy at the Special Meeting, is required to approve this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO AUTHORIZE A REVERSE STOCK SPLIT OF OUR OUTSTANDING SHARES OF COMMON STOCK.

PROPOSAL 4: ADJOURNMENT OF THE SPECIAL MEETING

Our stockholders may be asked to consider and act upon one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the other Proposals set forth in this Proxy Statement.

If a quorum is not present at the Special Meeting, our stockholders may be asked to vote on the Proposal to adjourn the Special Meeting to solicit additional proxies. If a quorum is present at the Special Meeting, but there are not sufficient votes at the time of the Special Meeting to approve one or more of the Proposals, our stockholders may also be asked to vote on the Proposal to approve the adjournment of the Special Meeting to permit further solicitation of proxies in favor of the other Proposals. However, a stockholder vote may be taken on one of the Proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval on such Proposal.

If the adjournment Proposal is submitted for a vote at the Special Meeting, and if our stockholders vote to approve the adjournment Proposal, the meeting will be adjourned to enable the Board of Directors to solicit additional proxies in favor of one or more Proposals. If the adjournment Proposal is approved, and the Special Meeting is adjourned, the Board of Directors will use the additional time to solicit additional proxies in favor of any of the Proposals to be presented at the Special Meeting, including the solicitation of proxies from stockholders that have previously voted against the relevant Proposal.

The Board of Directors believes that, if the number of voting shares voting in favor of any of the Proposals presented at the Special Meeting is insufficient to approve a Proposal, it is in the best interests of our stockholders to enable the Board of Directors, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the Proposal. Any signed proxies received by us in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned or postponed.

Vote Required

The approval of the adjournment of the Special Meeting, if necessary or appropriate, to another place, date, or time, if deemed necessary or appropriate, in the discretion of the Board of Directors, requires the affirmative vote of holders of a majority of the issued and outstanding common stock, present in person or represented by proxy and entitled to vote at the Special Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO ADJOURN THE SPECIAL MEETING IF NECESSARY OR APPROPRIATE AS DESCRIBED IN THIS PROXY STATEMENT.

OTHER INFORMATION

Principal Stockholders

The following table presents certain information as of March 16, 2022, as to:

•each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•each director;

•each executive officer; and

•all directors and executive officers as a group.

The percentages shown in the table under the column “Percent” are based on 79,685,508 shares of common stock outstanding as of March 16, 2022.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investing power with respect to securities. These rules generally provide that shares of common stock subject to options, warrants, or convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of the record date, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants, or convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws. Unless otherwise indicated, the address for each of the officers or directors listed in the table below is 8846 N. Sam Houston Parkway W., Houston, Texas 77064.

Name	Shares Owned(a)	Percent of Class(b)
Executive Officers and Directors
John W. Gibson, Jr.	858,833	1.08%
Ryan Ezell	436,533	*
Michael E. Borton	417,610	*
James Silas	420,125	*
Nicholas J. Bigney	293,986	*
Harsha V. Agadi	181,179	*
Ted D. Brown	276,790	*
Michael Fucci	61,663	*
Paul W. Hobby	262,747	*
Lisa Mayr	47,170	*

David Nierenberg(c)	7,753,778	9.73%
All executive officers and directors as a group (11 persons)	10,963,244	13.76%
5% Beneficial Owners
North Sound Trading, L.P.(d)	8,155,103	10.23%
David Nierenberg(c)	7,753,778	9.73%
ProFrac Holdings, LLC(e)	18,380,242	23.07%

* Less than 1%.

(a) Except as otherwise disclosed, the persons named in the table have sole voting and investment power of all shares of common stock which are beneficially owned by them. None of the current executive officers or directors have pledged shares.

(b) Based on 79,685,508 shares of common stock outstanding as of March 16, 2022.

(c) Includes shares of common stock beneficially owned by The D3 Family Fund, LP (2,582,029), The D3 Family Bulldog Fund, LP (4,774,309), and Haredale Ltd. (241,666), which includes shares of common stock issuable upon conversion of the aggregate principal amount of 10% Convertible PIK Notes issued to The D3 Family Fund, LP, The D3 Family Bulldog Fund, LP, and Haredale Ltd. pursuant to that certain Note Purchase Agreement, dated as of February 2, 2022, between the Company and certain investors (the “Note Purchase Agreement”) and 155,774 shares held by Mr. Nierenberg directly. Mr. Nierenberg is the sole owner of Nierenberg Investment Management Company, Inc. Nierenberg Investment Management Company, Inc. is the investment manager with respect to the shares held by each of The D3 Family Fund, LP, The D3 Family Bulldog Fund, LP, and Haredale Ltd. Mr. Nierenberg has disclaimed ownership of these securities except to the extent of his pecuniary interest therein. The address of the foregoing is 19605 NE 8th St., Camas, Washington 98607. Voting percentages do not take into account an increase in total shares upon conversion of 10% Convertible PIK Notes and the actual percentage is less than shown here.

(d) The address of North Sound Trading, L.P. is Edward E. Murphy, c/o North Sound Management, Inc, 115 East Putnam Avenue, Greenwich, Connecticut 06830. Ownership information originated from the Schedule 13D/A filed with the SEC by Brian Miller, North Sound Management, Inc., and North Sound Trading, L.P. on February 7, 2022. Brian Miller, North Sound Management, Inc., and North Sound Trading, L.P. have voting and dispositive power with respect to these shares. Voting percentages do not take into account an increase in total shares upon conversion of 10% Convertible PIK Notes and the actual percentage is less than shown here. In the event of conversion, North Sound Trading, L.P. is limited to no more than 9.99% voting percentage by contract.

(e) Consists of (i) 9,190,121 shares of common stock issuable upon conversion of the $10,000,000 in aggregate principal amount of the 10% Convertible PIK Notes issued to ProFrac Holdings, LLC pursuant to the Note Purchase Agreement and (ii) 9,190,121 shares of common stock issuable upon conversion of the $10,000,000 in aggregate principal amount of the 10% Convertible PIK Notes issued to ProFrac Holdings, LLC pursuant to that certain Master Transaction Agreement, dated as of February 2, 2022, between the Company and ProFrac Holdings, LLC. Farris Wilks, Dan Wilks, Staci Wilks, THRC Holdings, LP, THRC Management, LLC, and ProFrac Holdings, LLC have shared voting and dispositive power with respect to these shares. The business address of each of the foregoing persons is 17018 IH 20, Cisco, Texas 76437. Ownership information originated from the Schedule 13D filed with the SEC by Farris Wilks, Dan Wilks, Staci Wilks, THRC Holdings, LP, THRC Management, LLC, and ProFrac Holdings, LLC on February 14, 2022. Voting percentages do not take into account an increase in total shares upon conversion of 10% Convertible PIK Notes and the actual percentage is less than shown here. In the event of conversion, ProFrac Holdings, LLC is limited to no more than 19.99% voting percentage by contract.

Stockholder Communications

Stockholders and interested parties who wish to communicate with the Board of Directors, or with any individual director, may do so by (1) calling Lighthouse Services Inc., a third-party call center, at (800) 785-1003 or (2) correspondence addressed to the Board, or to an individual director, at the principal executive offices of the Company at 8846 N. Sam Houston Parkway W., Houston, Texas 77064. All such communications received from stockholders are sent directly to members of the Board of Directors.

Other Matters

The persons designated to vote shares covered by our Board of Directors’ proxies intend to exercise their judgment in voting such shares on other matters that may properly come before the Special Meeting. The board of directors does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

Householding of Proxy Materials

The SEC permits a single set of notices, annual reports, and proxy statements to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.

As a result, if you hold your shares through a broker and you reside at an address at which two or more stockholders reside, you will likely be receiving only one notice, annual report, and proxy statement unless any stockholder at that address has given the broker contrary instructions. However, if any beneficial stockholder residing at an address of which two or more stockholders reside wishes to receive a separate notice, annual report, or proxy statement in the future, or if any beneficial stockholder that elected to continue to receive separate notice, annual reports, or proxy statements wishes to receive a single notice, annual report, or proxy statement in the future, that stockholder should contact his or her broker or send a request to our Corporate Secretary at our principal executive offices, 8846 N. Sam Houston Parkway W., Houston, Texas 77064, telephone number (713) 849-9911. We will deliver, promptly upon written or oral request to our Corporate Secretary, a separate copy of the proxy materials to a beneficial stockholder at a shared address to which a single copy of the documents was delivered.

Where You Can Find More Information

This report is available free of charge on our internet website, www.flotekind.com. On our website, we will make available our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, proxy statements and other information and any amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after we electronically file such materials with, or furnish them to, the SEC. Such information will also be available at www.sec.gov. This reference to our website is for the convenience of investors as required by the SEC and shall not be deemed to incorporate any information on, or accessible through, our website into this Proxy Statement.

We will provide without charge to any person from whom a proxy is solicited by the Board of Directors, upon the written request of such person, a copy of our most recent Annual Report on Form 10-K, including the financial statements and schedules thereto (as well as exhibits thereto, if specifically requested), required to be filed with the SEC, our Quarterly Reports on Form 10-Q, and other information and any amendments to those reports. Written requests for such information should be directed to Flotek Industries, Inc., 8846 N. Sam Houston Parkway W., Houston, Texas 77064, Attn: Corporate Secretary.

You should rely only on the information contained in this Proxy Statement. We have not authorized anyone to provide you with information different from that contained in this Proxy

Statement. The information contained in this Proxy Statement is accurate only as of the date of this Proxy Statement, regardless of the time of delivery of this Proxy Statement.

By Order of the Board of Directors,

________________________________
Nicholas J. Bigney
Senior Vice President, General Counsel & Chief Compliance Officer

Houston, Texas
[•], 2022

APPENDIX A-1

CHEMICAL PRODUCTS SUPPLY AGREEMENT

A-1-1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL. REDACTED INFORMATION IS INDICATED BY [***]

CHEMICAL PRODUCTS SUPPLY AGREEMENT
This Chemical Products Supply Agreement (the “Agreement”) is made and entered this 2nd day of February 2022 (“Effective Date”), by and between Flotek Chemistry, LLC, an Oklahoma limited liability company (“Supplier”), and PROFRAC SERVICES, LLC, a Texas limited liability company (“Purchaser”). Supplier and Purchaser are individually referred to as a “Party” and collectively as the “Parties.”

WHEREAS, Purchaser requires chemical products for use in Purchaser’s hydraulic fracturing operations;

WHEREAS, Supplier is in the business of selling such chemical products and is able to provide such chemical products to Purchaser; and

    WHEREAS, Purchaser desires to purchase from Supplier, and Supplier desires to sell to Purchaser, Purchaser’s requirements for the chemical products set forth on Exhibit “A” attached hereto (individually, the “Product” and collectively, the “Products”) under the terms and conditions set forth in this Agreement.

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows.

1.Term. This Agreement shall commence on the Effective Date and shall continue in effect for a period of three (3) years from the Supply Start Date (as defined below) (the “Term”), unless sooner terminated pursuant to the termination provisions in this Agreement. This Agreement may be extended beyond the Term upon mutual written agreement of the Parties.

2.Purchase and Sale; Purchase Orders; Shortfalls.

(a)Minimum Purchase Obligation. Beginning on April 1, 2022 (the “Supply Start Date”) Supplier shall supply and Purchaser shall purchase and take (for itself and/or by or on behalf of its subsidiaries) from Supplier thirty-three percent (33%) of Purchaser’s and its subsidiary’s requirements for the Products during the Term (the “Minimum Purchase Obligation”), subject to the adjustments provided in this Agreement. Supplier shall be under no obligation to supply or sell Product above the Minimum Purchase Obligation, provided that if Supplier accepts a Purchase Order (hereafter defined) for Product above the Minimum Purchase Obligation, the terms of this Agreement shall apply and control such order.
(b)Minimum Baseline. The Minimum Purchase Obligation is subject to the lower limit provided in this Section 2(b). Purchaser will calculate the quantity (“Baseline Quantity”) of Purchaser’s and its subsidiary’s total requirement of Product based on the first ten (10) fleets deployed during the Term. The Minimum Purchase Obligation shall be deemed to equal the higher of (i) thirty-three percent (33%) of Purchaser’s and its subsidiary’s actual requirements for Product aggregated over the Term or (ii) the Baseline Quantity.
(c)Purchase Orders. Purchaser will purchase Product from Supplier by submitting written purchase orders by email or hard copy to Supplier (“Purchase Order”). Purchaser will specify in each Purchase Order the (i) requested volume for each item of Product and (ii) the delivery schedule. Supplier shall timely deliver to Purchaser the Products described on each Purchase Order in accordance with the applicable delivery schedule. Supplier’s delivery of the Product shall constitute acceptance by Supplier of a Purchase Order and all
A-1-2

its terms and conditions that are not otherwise superseded by this Agreement. This Agreement shall govern all Purchase Orders, invoices, or other documents between the Parties, and supersedes all other written or oral proposals or agreements.
(d)Non-Binding Forecasts. Purchaser will provide by email to Supplier once per month a written forecast of its requirements of Products (“Estimate”) for the upcoming three months by the 15th day of the preceding month. Within five (5) business days of the sending of such Estimate, Supplier shall respond by email to Purchaser to confirm that Supplier will be able to supply such Estimate in full or in part. Estimates are for informational purposes only and do not create any binding obligations on behalf of either Party.
(e)Order Shortfall. In the event that Purchaser fails to purchase at least the Minimum Purchase Obligation in any calendar year of the Term (as and to the extent it may be extended), Purchaser shall pay to Supplier as liquidated damages (“Order Shortfall Payment”) an amount equal to twenty-five percent (25%) of the difference between (i) the aggregate Purchase Price (hereafter defined) of the quantity of Products comprising the Minimum Purchase Obligation during such calendar year (as and to the extent it may be adjusted hereunder) calculated based on the average unit Purchase Price in effect during such calendar year, and (ii) the aggregate Purchase Price of the actual purchases of Product during the such calendar year calculated based on actual unit purchase Price for such purchases (the “Order Shortfall”). Supplier shall invoice Purchaser for the Order Shortfall. The Order Shortfall Payment, if any, will be payable within 30 days after the end of such calendar year. Supplier agrees that the Order Shortfall Payments are Purchaser’s sole liability and Supplier’s sole and exclusive remedy in the event that Purchaser fails to purchase any or all of the Minimum Purchase Obligation as provided in this Agreement. Notwithstanding the foregoing, if Supplier is in breach of any provision in this Agreement and/or if this Agreement is terminated by either Party pursuant to its rights hereunder, the Order Shortfall Payment shall not be due and Purchaser shall have no payment or other obligation with respect to any Order Shortfall after such date of termination.
(f)Supply Shortfall. Provided that Purchaser orders at least the Minimum Purchase Obligation during the Term, in the event that Supplier fails to supply any or all of the Product ordered by Purchaser, such quantity of Product ordered by Purchaser but that Supplier fails to supply shall be deducted from the Minimum Purchase Obligation.

3.Non-Conforming Product; Rejection. Supplier warrants that Products shall conform strictly to the specifications contained in the applicable Purchase Order and to all criteria of Purchaser communicated to Supplier (the “Specifications”). Purchaser may reject any or all Products not meeting the Specifications (“Non-Conforming Product”). Purchaser shall inspect Products and notify Supplier of any Non-Conforming Products within 14 days of delivery of the Products. If no such notification is made with such 14-day time period, the Products will be deemed accepted, but without prejudice to Purchaser’s remedies herein in the case of hidden or latent defects. Purchaser may elect to have Supplier replace the Non-Confirming Product at Supplier’s sole expense, or, to the extent Purchaser has already paid for the Non-Conforming Product, reimburse Purchaser. If Purchaser elects replacement, Supplier shall (a) provide replacement Product at the facility designated by Purchaser for delivery (“Designated Facility”) by such date as Purchaser determines and at no additional charge to Purchaser, and (b) reimburse Purchaser for any reasonable and documented transport and disposal cost associated with any Non-Conforming Product. To the extent Purchaser rejects Products as non-conforming, defective, or otherwise, and elects not to have the Products replaced, the Minimum Purchase Obligation will be automatically reduced by the quantity of Non-Conforming Product, unless the parties otherwise agree. Neither payment for nor acceptance of delivery of any Products shall (a) constitute an acceptance thereof, (b) limit or impair Purchaser’s right to assert any legal or equitable remedy, or (c) relieve Supplier’s responsibility for any defects, latent or otherwise. Rejected Products may be held by Purchaser for disposition in accordance with Supplier’s instructions at Supplier’s risk.
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Furthermore, Supplier shall be solely responsible for any recall, replacement or repair of any Product, whether voluntarily initiated or ordered by any governmental authority or court.

4.Remedies.

(a)Each of Purchaser’s rights and remedies herein shall be cumulative and in addition to any other or further rights or remedies provided or available at law, in equity, in contract, or otherwise. In the event this Agreement or any Purchase Order is not complied with by Supplier in any material respect, Purchaser, at its option and at Supplier’s expense, may exercise any one or more of the following: (i) require prompt replacement of the Products; (ii) recover all loss, damage and expense resulting from such failure by set-off or otherwise; (iii) return excess of early deliveries to Supplier; (iv) withhold payment for the applicable Products or Purchase Order, as applicable, until Supplier has fully complied with this Agreement and/or the Purchase Order, to Purchaser’s satisfaction; or (v) require delivery by any reasonable means. Supplier shall pay or otherwise be liable for any transportation, labor and/or other expense incurred in connection with the foregoing, including Purchaser’s attorneys’ fees, costs and other charges incurred in connection therewith.

(b)The Parties agree that certain hidden or latent defects in material and/or workmanship of a Product may exist at the time such Product is accepted which may cause failure or malfunction, but which is not discoverable through reasonable inspection. As such, Supplier may recover any damages arising out of the latent defect, including damage to property and injury to personnel. Remedies for latent defects shall survive any warranty period.

(c)Notwithstanding anything herein to the contrary, Supplier’s maximum liability under any Purchase Order pursuant to this Section 4 shall be limited to an amount equal to two times the total cost of the Products under such Purchase Order.

5.Assignment and Subcontracting.  Supplier shall not assign or subcontract (in whole or in part) this Agreement or any Purchase Order without Purchaser’s prior written consent.

6.Independent Contractor.  Supplier shall be an independent contractor with respect to the provision of all Products, and neither Supplier nor anyone employed by Supplier shall be deemed for any purpose to be the employee, agent, servant, or representative of Purchaser. Purchaser shall have no direction or control over Supplier or its employees and agents except in the results to be obtained. If any work required under this Agreement is to be performed on Purchaser’s premises or on the premises of a Purchaser jobsite, Supplier agrees that all persons performing such work shall be deemed Supplier’s employees or independent contractors, and not agents of Purchaser, and Supplier shall be solely responsible for such work and shall release and indemnify Purchaser from and against all Losses arising in connection therewith.

7.Delivery. All of the Product supplied by Supplier hereunder shall be delivered to Purchaser DAP (Incoterms 2010) at Designated Facility or as otherwise specified on a Purchase Order. Supplier shall delivery Products at the Designated Facility, in accordance with Purchaser’s written instructions provided in the applicable Purchase Order. The Products must be delivered in a single delivery and not in lots or installments, unless otherwise specified on a Purchase Order. Separate packing slips must be included in each shipment showing order number, quantity, part number (if applicable), and description of Products therein. Time is of the essence in this Agreement. No shipments may be made prior to the applicable specified delivery date unless Supplier is otherwise notified by Purchaser in writing or by verbal notice confirmed in writing. Purchaser reserves the right to withhold payment of invoices for materials shipped ahead of schedule without Purchaser’s prior express written approval. If delivery of Products or provision of Services is not completed at the time promised, Purchaser reserves the right, without liability, in addition to its other rights and remedies, to approve a revised shipment date; revise or terminate the Purchase Order; and/or purchase substitute items or services elsewhere.
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8.Title; Risk of Loss.  Title and risk of loss or damage to any and all of the Products shall pass to Purchaser when Purchaser accepts the Products, which shall be indicated by written signature of an authorized representative of Purchaser on the appropriate invoice, receipt or otherwise acceptable method in the ordinary course of business. PURCHASER’S RECEIPT (WHETHER OR NOT ACKNOWLEDGED IN WRITING) OF DELIVERY OF PRODUCTS IS NOT AN ACCEPTANCE THEREOF BY PURCHASER.

9.No Claims of Indebtedness. Supplier shall pay all claims for labor, materials, services and supplies in connection with Supplier’s performance hereunder, and shall allow no lien, encumbrance, claim, or charge to be fixed upon the property of Purchaser or upon the property of any of Purchaser’s customers. Supplier agrees to indemnify, protect, defend and hold harmless Purchaser Group from and against all such claims or indebtedness. Purchaser may pay any such claim or indebtedness out of any amount due or that becomes due to Supplier hereunder.

10.Intellectual Property; License.

(a)To the fullest extent permitted by Applicable Law (defined below), SUPPLIER SHALL INDEMNIFY, DEFEND, AND HOLD HARMLESS PURCHASER GROUP FROM AND AGAINST ANY AND ALL LOSSES (DEFINED BELOW) INVOLVING ANY ACTUAL OR ALLEGED INFRINGEMENT OF ANY PATENT, COPYRIGHT, TRADEMARK OR OTHER INTELLECTUAL PROPERTY IN CONNECTION WITH THE MANUFACTURE, USE, OR DISPOSITION OF ANY PRODUCT, ARTICLE, MATERIAL, OR SERVICE SUPPLIED BY SUPPLIER, EXCEPT TO THE EXTENT THAT SUCH PRODUCT, ARTICLE, MATERIAL OR SERVICE IS MODIFIED BY PURCHASER OTHER THAN AS DIRECTED BY PURCHASER. Purchaser shall notify Supplier of any such Losses with reasonable promptness.

(b)    Nothing herein shall grant, convey, or assign to Supplier or any of Supplier Group (defined below), or to anyone else, any right, title, interest, or license in or to any intellectual property rights in or to the Confidential Information or other intellectual property of Purchaser existing on the date hereof, including any revisions, improvements, or modifications thereof, all of which are expressly reserved by Purchaser (the “Purchaser Intellectual Property”). Nothing herein shall grant, convey, or assign to Purchaser or any of Purchaser Group (defined below), or to anyone else, any right, title, interest, or license in or to any intellectual property rights in or to the Confidential Information or other intellectual property of Purchaser existing on the date hereof, including any revisions, improvements, or modifications thereof, all of which are expressly reserved by Purchaser, except to the extent inventions or work product are designated “work made for hire” in the Purchase Order (the “Supplier Intellectual Property”). Supplier agrees to provide all reasonable assistance to Purchaser if Purchaser wishes to file appropriate documents for the perfection of Purchaser’s interests in any such “work made for hire.” To the extent that intellectual property is developed jointly between the Parties hereunder and not designated as “work made for hire,” ownership of such intellectual property shall be (i) with Purchaser, to the extent such new intellectual property is based on or derivative of Purchaser Intellectual Property, (ii) with Supplier, to the extent such new intellectual property is based on or derivative of Supplier Intellectual Property, and (iii) with both Parties jointly, to the extent such new intellectual property that neither (i) or (ii) apply.

(c)     Supplier hereby grants to Purchaser a worldwide, irrevocable, perpetual, royalty-free, fully-paid license (with right to sublicense) to sell, modify or use the Products for the purposes of using the Products as contemplated under this Agreement, without further consideration. The obligations under this section shall survive the termination of this Agreement.

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11.Price.

(a)Purchase Price. The prices Purchaser shall pay for each of the respective Products supplied hereunder shall be as specified in Exhibit “A,” as it may be modified from time to time by the agreement of the Parties and in accordance with Section 11(b) (“Purchase Price” or “Price”). The Parties agree that the Prices in Exhibit A may be modified once per calendar quarter by Supplier, but subject at all times to the provisions of Section 11(b) below. No increase in the Price is effective, whether due to increased material, labor, transportation costs, or otherwise, without the prior written consent of Purchaser.

(b)Price Requirements. Supplier warrants that the overall price discount for the Products sold to Purchaser in any calendar quarter shall not be less favorable than those extended to any other buyer for the same or like Products in such calendar quarter. In the event Supplier grants a greater overall discount for the Products to any other buyer during any calendar quarter during the Term, Supplier shall grant the same or greater discount to Purchaser accordingly, effective immediately. Supplier shall, without any action required by Purchaser, issue a refund to Purchaser for the amount paid by Purchaser in excess of the amount that should have been charged to Purchaser pursuant to this Section. If Supplier fails to meet the greater discount, Buyer, at its option, may terminate this Agreement without liability. At the conclusion of each calendar year during the Term, Supplier shall certify in writing that Supplier has complied with its obligations in this Section 11(b).

12.Invoicing and Payment.

Supplier shall submit invoices to Purchaser for the Product sold and delivered hereunder. Invoices must be accurately prepared and may be returned for missing or inaccurate data. Purchaser shall pay the undisputed portion of each invoice within 45 days after the later of Purchasers receipt of the Products and receipt of such invoice. In the event Purchaser disputes any item in an invoice, Purchaser shall notify Supplier of the item under dispute. Purchaser may withhold payment of such item until settlement of the dispute. Purchaser shall have the right to deduct from any payments otherwise owing to Supplier hereunder any amounts Supplier owes Purchaser. Payments of invoices will not constitute acceptance of the Products and will be subject to adjustment for shortages, defects, or other failure of Supplier to meet the requirements of this Agreement. Purchaser shall have no obligation to pay any initial invoice submitted more than ninety (90) days after delivery of the Product subject of the applicable Purchase Order. Purchaser will make payment by wire transfer, automated clearing house (ACH), or such other method determined by Purchaser.

13.Warranties.

(a)Supplier’s Warranties. Supplier warrants that all of the Products, free of defects in material and workmanship and shall conform strictly to the Specifications. At the time of delivery, Supplier warrants that it has good and marketable title to the Products and that the Products are free and clear of all liens, security interests, claims, charges, restrictions, or other encumbrances or claims of any third party. The Products shall be new and unused (unless otherwise specified). Supplier warrants that it has the right to use any and all patents and/or trade secrets related to the Products. Supplier will pass through to Purchaser all manufacturer-supplied end-user warranties on all Products, as applicable.
(b)General. These warranties shall survive Purchaser’s inspection for a period of twelve (12) months following delivery to Purchaser of the applicable Product and shall run to Purchaser and to any of Purchaser’s customers or users of the Products. Supplier shall maintain information to support compliance of the Products with the warranties and other requirements of the applicable purchase order. No statements (oral or written) or any term in any document or instrument of Supplier that purports to disclaim any of the foregoing warranties, or that purports to disclaim liability for Supplier’s negligence, strict liability, or other fault, shall be effective against Purchaser, notwithstanding anything to the contrary in such statements, documents, or instruments. Should Purchaser incorporate the Products into
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a product that is in turn sold by Purchaser, Purchaser may irrevocably assign, transfer, and convey all warranties related to the Products directly to Purchaser’s customers as if such warranties passed through Purchaser directly to its customers. This Section 13 shall survive the termination and/or expiration of this Agreement.

14.Confidentiality. Each Party warrants to the other that it has the right and authority to disclose its confidential information and that it is under no obligation of confidence to any third party with respect thereto. Neither Party makes any other warranties with respect to the confidential information, which is disclosed “AS IS”. Each Party acknowledges that any information disclosed to, or obtained by, it as a result of performance hereunder shall be deemed confidential and proprietary information (including this Agreement and its terms). Each Party shall treat as secret and confidential, and shall not disclose, distribute, publish, reproduce, sell, lend, or otherwise make use of (except for the purpose of performance hereunder), or permit use to be made of, such information without the other Party’s written consent. Supplier shall not advertise or publish the fact that Purchaser has contracted with Supplier, nor use Purchaser’s name in any advertisement, publication, brochure, or website, except as may be required by law or the rule of a stock exchange, or otherwise mutually agreed between the parties. The foregoing shall not apply to information that (i) can be shown to have been previously known to the disclosing Party at the time of disclosure, (ii) is independently developed without breach of this Agreement, (iii) is lawfully obtained from a third party without restriction on use or disclosure, or (iv) is or becomes part of the public domain through no fault of the disclosing Party. Each Party shall use the same degree of care to avoid unauthorized disclosure of the other Party’s information it employs with respect to its own confidential/proprietary information of like quality and nature, but employing no less than a reasonable standard of care. Each Party acknowledges that the disclosure made by the other Party does not grant any right to such information, other than the limited right to use it in the course of performance hereunder.

15.Indemnity.

EACH PARTY SHALL DEFEND, INDEMNIFY AND HOLD THE OTHER PARTY AND ITS AND THEIR RESPECTIVE PARENTS, SUBSIDIARIES, AFFILIATES, CO-LESSEES, CO-VENTURERS, JOINT-INTEREST OWNERS, CUSTOMERS, AND CONTRACTORS, AND EACH OF THEIR RESPECTIVE OWNERS, OFFICERS, DIRECTORS, MEMBERS, MANAGERS, PARTNERS, SHAREHOLDERS, EMPLOYEES, REPRESENTATIVES, INVITEES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, “PURCHASER GROUP” AS PERTAINING TO PURCHASER, AND “SUPPLIER GROUP” AS PERTAINING TO SUPPLIER) HARMLESS AGAINST ANY CLAIMS, DEMANDS, CAUSES OF ACTION, JUDGMENTS, PROCEEDINGS, ORDERS, AWARDS, DAMAGES, LOSSES, FINES, PENALTIES, COSTS, EXPENSES, AND LIABILITIES, INCLUDING LITIGATION COSTS AND REASONABLE ATTORNEY’S FEES (COLLECTIVELY, “LOSSES”), DUE TO DEATH, ILLNESS OR INJURY, OR PROPERTY LOSS OR DAMAGE, ONLY TO THE EXTENT CAUSED BY (I) THE NEGLIGENT OR WILLFUL ACT OR OMISSION OF SUCH PARTY OR ANY OF ITS EMPLOYEES, OFFICERS, DIRECTORS, REPRESENTATIVES, AGENTS, INVITEES, OR SUBCONTRACTORS UNDER THIS AGREEMENT OR ANY PURCHASE ORDER ACCEPTED BY SUPPLIER, OR (II) SUCH PARTY’S BREACH OF ITS OBLIGATIONS, WARRANTIES, OR REPRESENTATIONS IN THIS AGREEMENT. THIS SECTION 15 SHALL SURVIVE TERMINATION AND/OR EXPIRATION OF THIS AGREEMENT.

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16.Insurance.

(a)Before commencing any work and at all times during the course of this Agreement Supplier shall maintain the following policies of insurance, in the identified minimum amounts and on an occurrence basis, and provide Purchaser with certificates of insurance, reasonably satisfactory to Purchaser’s Group establishing that (1) the identified insurance is in full force and effect; (2) Purchaser Group is named as an additional insured on all policies for ongoing and completed operations (except Worker’s Compensation) on a primary and non-contributory basis, to the extent of Supplier’s liability assumed hereunder; (3) Supplier’s insurers have waived their right of subrogation (equitable or by assignment, express or implied, loan receipt or otherwise) against Purchaser Group, to the extent of Supplier’s liability assumed hereunder; and (4) Certificate Holder to be identified as ProFrac Services, LLC and Purchaser Group per contract:

General Liability (Bodily Injury & Property Damage)	$1,000,000 OCC ($2,000,000 General Aggregate and $2,000,000 products/completed operations)
Sudden & Accidental Pollution Liability	$1,000,000 OCC
Automobile Liability (Bodily Injury & Property Damage) (Including Any, All Owned, Hired and Non-Owned Comprehensive and Collision Coverage)	$1,000,000 (Including MCS-90 and CA9948 endorsements, or acceptable substitutes.
Umbrella or Excess Liability (follow form in excess of the primary policy[ies] listed above)	$10,000,000 OCC
Worker’s Compensation	Statutory (Including alternate employer or borrowed servant endorsement)
Employer’s Liability	$1,000,000
Cargo Legal Liability (as applicable)	$100,000

Supplier may only cancel or materially change such insurance with 30 days prior written notice to Purchaser.

(b)Insurance Provisions for Texas Only.
Texas Oilfield Anti-Indemnity Act. For any Work to which Chapter 127 of the Texas Civil Practice and Remedies Code, as the same may be amended from time to time, is applicable, the Parties shall each support their respective mutual indemnity obligations by furnishing liability insurance coverage (or qualified self-insurance) of the types set forth above, obtained by each of the Parties for the benefit of the other Party and its respective Group. The Parties shall each support their respective unilateral indemnity obligations by furnishing liability insurance coverage (or qualified self-insurance) of the types set forth above, obtained by each of the Parties for the benefit of the other Party and its respective Group. Each Party agrees that the maximum amount of such supporting insurance shall be the lower of the maximum amount carried by either Party. To the extent that the foregoing provisions do not meet the criteria for either a mutual or unilateral indemnity obligation
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under Chapter 127 of the Texas Civil Practice and Remedies Code, then the same shall be deemed modified to the extent necessary to so comply.
(c)Insurance Provisions for Louisiana Only.
Louisiana Oilfield Anti-Indemnity Act. For any Work to which the Louisiana Oilfield Anti-Indemnity Act, La. R.S. 9:2780 as the same may be amended from time to time is applicable, Purchaser may on behalf of the Purchaser Group, pay the actual cost of any premium due for the extension of Supplier’s insurance, as required in this Agreement (Section 16. Insurance) including but not limited to, contractual liability coverage and, where applicable, umbrella coverage, to cover the Purchaser Group (as additional insureds, waiver of subrogation, and primary status) to the extent of the liabilities assumed by Supplier in this Agreement and any Work Order. Purchaser shall pay Supplier’s insurer or agent directly for any additional premium, and such amount shall be independent of the consideration paid or to be paid by Purchaser for the services provided by Supplier under this Agreement or any Work Order. Supplier is obligated to provide timely notice of any additional premium for such coverage to Purchaser, including any renewal or replacement thereof, and to supply satisfactory documentation of such premium from Supplier’s insurer. Supplier represents and covenants that it has communicated with its insurer(s) regarding this obligation. Notwithstanding the general notice provisions of Section 22.8, all invoices and notices regarding such coverage shall be sent to Purchaser’s insurance contact.

If Supplier does not notify Purchaser of any additional premium charged for such coverage, it shall be conclusively presumed that there is no additional premium for such coverage.

It is expressly acknowledged and agreed to by the Parties that the provisions of this Section 16 c) are intended to comply with Marcel v. Placid Oil Co., 11 F.3rd 563 (5th Cir. 1994), and the provisions herein shall be interpreted in such a manner as to comply therewith.

Purchaser as Louisiana Statutory Employer. Notwithstanding any provision in this Agreement to the contrary, in all cases where Supplier’s employees (including, without limitation, direct, borrowed, special, or statutory employees) are covered by the Louisiana Workers’ Compensation Act, the Parties acknowledge and agree that all Work performed by Supplier and its employees pursuant to the Agreement is an integral part of, and is essential to, the ability of Purchaser to generate Purchaser’s goods, products, or services. Without limiting the foregoing, Purchaser and Supplier agree that Supplier is, and shall be deemed, a statutory employer of Supplier’s employees for purposes of La. R.S. 23:1061, as the same may be amended from time to time. Irrespective of Purchaser’s status as the statutory employer or special employer (as defined in La. R.S. 23:1031[c]) of Supplier’s employees, Supplier agrees to remain primarily responsible for the payment of Louisiana Workers’ Compensation benefits to its employees and shall not be entitled to seek contribution for any such payments from Purchaser. Further, Supplier agrees to defend, indemnify, and hold harmless Purchaser from any and all claims for compensation benefits by Supplier’s employees against Purchaser and hereby waives any right of Supplier or of Supplier’s insurers to seek reimbursement of any compensation benefits owed or paid.

17.Compliance with Policies; Laws; Permits.  In the event that Supplier enters onto Purchaser’s premises or a Purchaser jobsite, Supplier shall abide by all of Purchaser’s (or of Purchaser’s customer, as applicable) safety policies and policies prohibiting the use, possession, transportation, promotion or sale of alcohol, illegal drugs, contraband, or weapons on its premises, work sites, or its vehicles or equipment, and Supplier’s personnel may be required to undergo drug and/or alcohol testing (including the submission of urine and/or blood or hair samples) and searches of their persons and/or vehicles, to the extent legally permissible. Supplier shall comply with all applicable federal, state, local and foreign laws, regulations, rulings and executive orders, and any amendments thereof, and industry standards (collectively, “Applicable Law”), including: (a) the Wage Hour Act (40 U.S.C. § 324-326); (b) the Fair Labor Standards Act (29 U.S.C. § 201-219); (c) The Federal Occupational Safety and Health Act (Pub. L. 91-596);
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(d) Equal Employment Opportunity (Executive Order 11246, as amended by Executive Order 11375, and the rules, regulations, and relevant orders of the Secretary of Labor); (e) the Vietnam Era Veterans Readjustment Act of 1974 (Pub. L. 93-508 as it amends 38 U.S.C. § 2012); (f) the Rehabilitation Act of 1973, as amended (Pub. L. 93-112); (g) statutes, regulations and rules promulgated by the Environmental Protection Agency, the Department of the Interior, and any and all state agencies equivalent thereto; (h) the Immigration Reform and Control Act of 1986; (i) the U.S. Foreign Corrupt Practices Act of 1977, as amended; and (j) all relevant export laws, rules, orders and regulations of the United States, including International Traffic in Arms Regulations, Export Administration Regulations, Toxic Substance Control Act, Foreign Trade Regulations, and Office of Foreign Assets Control, as applicable. Supplier also agrees to be governed by the laws of the country or territory in which the deliverables are provided pursuant to this Agreement, if other than in the United States or its territories. Unless a written waiver is obtained from Purchaser prior to the provision of any Products or Services, Supplier shall obtain and maintain at all times during the term of this Agreement, at its sole cost and expense, all necessary permits, licenses and inspection clearances, and other authorizations, that Supplier is required by Applicable Law to possess to enable its lawful operation and supply of Products. When requested, Supplier shall provide Purchaser with certificates evidencing compliance with Applicable Laws. Supplier agrees to release, defend, indemnify, and hold harmless Purchaser Group against any Losses that arise from Supplier’s breach of this section.

18.Non-Disparagement. (a) Subject to Supplier’s obligation to provide truthful and accurate information in legal proceedings, Supplier shall not make any disparaging remarks or statements, verbally or in writing, including via any social networking outlet or to the news media, about Purchaser or any of its directors, officers, or employees or any of its policies, products, equipment, services or procedures (past, present or future). (b) Supplier acknowledges and agrees that Purchaser would be damaged irreparably by any breach or threatened breach of the provisions of Sections 14 and/or 18, and that money damages would be an inadequate remedy for any such breach or threatened breach. Accordingly, Purchaser shall be entitled to injunctive relief (without posting any bond and without proof of actual damages) to prevent such breaches or threatened breaches, or to compel the specific performance of, Sections 14 and/or 18.

19.Hazard Information.  When applicable, Supplier will provide Purchaser with copies of appropriate MATERIAL SAFETY DATA SHEETS (“MSDS”) and/or SAFETY DATA SHEETS (“SDS”), as applicable, with Supplier’s initial shipment to Purchaser, with the first shipment after an MSDS is updated for any reason (including a change in processes or material of the Product) and at any other time as may be requested by Purchaser. If the Products subject to this Agreement do not require an MSDS, Supplier shall provide Purchaser with a statement to that effect. Supplier shall be in breach of this Agreement for any improper or mislabeled MSDS’s and/or SDS’s.

20.Applicable Law, Jurisdiction, Venue and Dispute Resolution. This Agreement shall be governed by the laws of the State of Texas (excluding conflicts of law rules). Tarrant County, Texas shall be the exclusive jurisdiction and venue for the resolution of any dispute hereunder, or that is related hereto, or that arises out of the relationship between the Parties (a “Controversy”). In the event of a Controversy, the Parties agree that they will not resort to litigation until a collaborative process has been tried and failed.

Each Party shall first engage in a face-to-face consultation between a manager or executive with the authority to settle the Controversy and who is at a higher level of management than the persons with direct responsibility for administration of this Agreement.  Either Party must give the other Party written notice of any Controversy not resolved in the normal course of business.  Within ten (10) days of delivery of the notice, the receiving Party shall submit to the other a written response.  The notice and the response shall include a statement of each Party’s position, a summary of arguments supporting that position, the name and title of the manager or executive who will represent that Party, and any other person who will accompany that person to a meeting
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between the Parties.  Within thirty (30) days after delivery of the disputing Party’s notice, the designated representative of both Parties shall meet at a mutually acceptable time and place and, thereafter, as often as they deem reasonably necessary, to attempt to resolve the dispute.  All negotiations pursuant to this section are confidential and shall be treated as compromise and settlement negotiations.

If the Controversy is not entirely resolved in this collaborative process, within thirty (30) days after reaching an impasse, the Parties shall then submit the Controversy before a court in Tarrant County, Texas.  Notwithstanding the foregoing, either Party may seek injunctive relief to prevent irreparable harm in any court of competent jurisdiction without first submitting such action to the collaborative process.

21.Waiver of Jury Trial. Neither Party to this Agreement shall seek a jury trial in any lawsuit with respect to any claim in any proceeding or other adjudication procedure based upon, or arising out, of this Agreement, any Purchase Order, or any related agreement or instrument. No Party and no assignee, successor, or personal representative of a Party shall request or fail to oppose consolidation of any such action, in which a jury trial has been waived, with any other action or proceeding, in which a jury trial cannot be, or has not been waived. The Parties have fully discussed this provision and agree that it shall not be subject to any exceptions. No Party has in any way agreed with, or represented to, any other Party that this provision shall not be fully enforced in all instances.

22.Force Majeure.

(a)“Force Majeure” shall mean an Act of God, war (declared or undeclared), insurrection, revolution, rebellion, civil strife, piracy, civil war or hostile action, terrorist acts, riots, acts of public enemies, governmental/regulatory actions, government moratorium issued by a state or federal government or any other cause that is beyond the reasonable control of the Party claiming Force Majeure. However, unavailability of parts or components, or lack or failure of transportation facilities, shall not constitute Force Majeure events, except to the extent that such events affect the oil and gas industry as a whole and not a Party individually.
(b)If either Party is rendered unable, in whole or in part, by reason of Force Majeure, to carry out its obligations (other than the payment of money) hereunder, the Party claiming Force Majeure shall give the other Party prompt notice of same as provided in this Section 22, and the obligations of the Parties, insofar as they are affected by the Force Majeure event, shall be suspended during, but no longer than, the continuance of the Force Majeure event. The Party claiming Force Majeure shall use reasonable diligence to remedy the Force Majeure event as quickly as possible; provided, however, that the foregoing shall not require a Party to settle labor disputes contrary to its wishes. Within forty-eight (48) hours after the commencement of the Force Majeure event, the Party claiming Force Majeure shall notify the other Party in writing of the occurrence of the event, the date of its commencement, the effects of the event on its ability to perform under this Agreement and/or affected Purchase Order, the anticipated duration of the event, and the efforts being made or proposed by that Party to remove or avoid such event.
(c)Purchaser shall be free to purchase goods from third parties during any Force Majeure event or circumstance which impairs Supplier’s ability to supply the Products under this Agreement. After the Force Majeure event or circumstance is concluded, (i) Purchaser may, at its option, require Supplier to supply Products to make up any deficiency in the quantities of the Products procured by Purchaser during said Force Majeure event or circumstance and (ii) the Minimum Purchase Obligation shall be adjusted for any deficiency in the quantities of the Product procured by Purchaser from third-party suppliers during the Force Majeure.
23.Non-Circumvention. As consideration for Purchaser to enter into this Agreement, and in further consideration of any Confidential Information received by Supplier pertaining to Purchaser’s
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customers (each a “Customer Party”) including the identity thereof, the Parties agree that during the Term of the Agreement, Supplier shall not, directly or indirectly, except in collaboration with or with the express written consent of Purchaser, interfere with Purchaser’s contractual relations (“Interfering Activities”) with a Customer Party.  Interfering Activities include (each for the purpose, or having the effect, of circumventing or undermining the intent, purpose, or basis of this Agreement): (i) entering into any transaction with a Customer Party to provide all or a portion of the products of the nature of the Products subject of this Agreement that Purchaser provides to the Customer Party pursuant to an agreement with such Customer Party, or which otherwise could have the effect of preventing (a) Purchaser from receiving the full benefit of the transaction(s) for which it has contracted with the Customer Party or (b) Purchaser from meeting the Minimum Purchase Obligation under this Agreement; (ii) soliciting or inducing any Customer Party to enter into any such transaction; or (iii) inducing, soliciting, or otherwise encouraging employees or agents of a Customer Party to terminate, deviate from, alter, preempt, or diminish any written agreement it has with Purchaser.

24.Term and Termination. This Agreement will remain in effect until terminated by either Party in accordance with this section.

(a)Termination by Supplier. Supplier shall have the right to terminate this Agreement, by providing written notice to Purchaser, upon the occurrence of any of the following events: (i) Purchaser’s Bankruptcy; (ii) Purchaser fails to make payment of undisputed amounts to Supplier hereunder when due, and such failure continues for a period of thirty (30) days after written notice is sent to Purchaser by Supplier of such failure; or (iii) Purchaser is affected by Force Majeure, and such Force Majeure has not been remedied within thirty (30) days of the initial occurrence of such event.

(b)Termination by Purchaser. Purchaser shall have the right to terminate this Agreement, by providing written notice to Supplier, after the occurrence of any of the following events: (i) Supplier’s Bankruptcy; (ii) Supplier’s failure to produce and deliver the Product in accordance with the Specifications, or failure to timely deliver Product, and Supplier has been unable to cure such failure within a commercially reasonable period determined by Purchaser; (iii) Supplier fails to meet pricing requirements set forth in Section 11; or (iv) Supplier is affected by Force Majeure, and such Force Majeure has not been remedied within thirty (30) days of the initial occurrence of such event.

(c)Other Breaches. Each Party each shall have the right to terminate this Agreement for any other material breach of this Agreement by the other Party that, if capable of being cured, is not cured within thirty (30) days after written notice thereof is given to such other Party, except as otherwise provided herein.

(d)Continuing Obligations. Upon termination of this Agreement, all obligations of the Parties arising from this Agreement shall terminate, except for any obligations that are expressly stated as surviving the termination or expiration of this Agreement; provided, that any such termination or expiration shall not relieve either Party from its obligation accruing prior thereto and shall be without prejudice to the rights and remedies of either Party with respect to any antecedent breach this Agreement. Upon any termination by either Party, neither Party shall be liable for any other payments to the other Party (except for payment for Products meeting Specifications and accepted by Purchaser), including the payment contemplated by Section 2(e), and whether directly or on account of any claims by either Party’s subcontractors, including for any loss of anticipated profit, unabsorbed overhead interest on claims, product development and engineering costs, rental, unamortized depreciation costs, or general and administrative burden charges arising from termination. The covenants of the Parties made herein, including indemnities, warranties, confidentiality, non-disparagement, non-solicitation, intellectual property, and insurance, shall survive termination. This Section 24(d) shall survive any expiration or termination of this Agreement
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25.Miscellaneous.

(a)Entire Agreement. This Agreement, together with any exhibits, schedules and attachments, constitutes the entire agreement between the Parties with respect to the subject matter hereof. This Agreement supersedes, and the terms of this Agreement govern, any prior agreements with respect to the subject matter hereof with the exception of any prior confidentiality agreements between the Parties. All Purchase Orders are incorporated herein by reference. Except as otherwise provided herein, this Agreement shall not be modified, superseded, or amended by the terms of a Purchase Order or other statements, documents, or instruments; provided, however, that any terms contained in a Purchase Order regarding the price (subject to provision set forth herein), quantity, delivery, or specifications of the Products will also be enforceable with respect to that particular Purchase Order or other statement, document, or instrument. In the event of a conflict between the provisions of this Agreement and any Purchase Orders, the provisions in this Agreement shall prevail. The Parties agree that there have been no material representations made to induce the other Party to enter into this Agreement, other than what is expressly set forth herein.

(b)Modification. This Agreement may only be changed by the mutual written agreement of the Parties. No e-mail, SMS, MMS or IM from Either Party shall modify this Agreement, unless accompanied by an independent attachment containing a document signed by both Parties, specifically referencing this Agreement and the Parties’ mutual intent to so modify. No strike-through edits are valid amendments to this Agreement unless initialed by an authorized representative of each Party.

(c)Severability. If any part of this Agreement is judicially declared invalid, unenforceable, or to be void because inconsistent with, violative of, or contrary to any Applicable Law, such declaration shall not affect any other part herein and the part so affected shall be reformed to the extent (and only to the extent) necessary to make this Agreement enforceable or, if necessary, the Agreement shall be deemed to be amended to delete the unenforceable part, and the remainder shall have the same force and effect as if such part had never been included herein. The invalidity or unenforceability of any part herein in any jurisdiction shall not affect the validity or enforceability of any such part in any other jurisdiction.

(d)Records and Audit. Supplier shall maintain a true and correct set of records pertaining to compliance with the terms of this Agreement, including insurance, Applicable Laws and invoicing, for a period of not less than three (3) years after the supply of Products under the applicable Purchase Order. During such time, Purchaser may, upon reasonable prior request and during normal business hours, audit any and all records of Supplier relating to the aforementioned; provided, however, Supplier shall have the right to exclude any trade secrets, formulas or processes from such audit.

(d)Consequential Damages. Neither Party will be liable to the other party for any indirect, special, consequential or incidental damages, including loss of business opportunity, loss of profit, loss of production, loss of data and loss of use.

(e)Headings. The headings in this Agreement are for purposes of ease of reference and shall not be considered a part of this Agreement or in any way modify, amend or affect its provisions.

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(f)Notices. Any notices regarding this Agreement shall be sent by certified mail return receipt requested or by courier with evidence of delivery to:

Purchaser at:
ProFrac Services, LLC
Attn: Legal Dept.
333 Shops Blvd, Ste 301
Willow Park, Texas 76087
with an email copy to: legal@profrac.com

Supplier at:
Flotek Industries, Inc.
8846 N. Sam Houston Parkway W., Suite 150
Houston, TX 77067
with a copy to legal@flotekind.com

(g)Non-Solicitation. Supplier shall not directly or indirectly (by itself, through its employees or through a third party) solicit or recruit Purchaser’s employees during the term of this Agreement and for a period of one (1) year following the termination of this Agreement.

(h)Execution. This Agreement may be executed in multiple counterparts, each of which shall, for all purposes, be deemed an original, but that together shall constitute one and the same instrument. A scanned, executed Agreement may serve as an original document.
(i)Authority to Sign. Each Party represents and warrants that the person signing on its behalf has authority to sign this Agreement and bind the Party thereto, as of the date first written above.

[Signature Page to Follow]

PURCHASER: PROFRAC SERVICES, LLC

Representative:    /s/ Matt Wilks

Print Name:        Matt Wilks

Print Title:        President & CFO

SUPPLIER: FLOTEK CHEMISTRY, LLC

Representative:    /s/ Ryan Ezell

Print Name:    Ryan Ezell

Print Title:    President, Chemistry Technologies

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EXHIBIT A
PRODUCTS & PRICING

[***]
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APPENDIX A-2

SECURITIES PURCHASE AGREEMENT
(INCLUDING FORM OF AMENDMENTS TO CHEMICAL PRODUCTS SUPPLY AGREEMENT, FORM OF 10% CONVERTIBLE PIK NOTE, AND FORM OF REGISTRATION RIGHTS AGREEMENT)

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SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of February 16, 2022 (“Effective Date”), is made and entered into by and among Flotek Industries, Inc., a Delaware corporation (the “Company”), and ProFrac Holdings, LLC, a Texas limited liability company (the “Purchaser”) (each a “Party”, and collectively, the “Parties”).
RECITALS
WHEREAS, Flotek Chemistry, LLC, an Oklahoma limited liability company and subsidiary of the Company (“Flotek Chemistry”), and ProFrac Services, LLC (“ProFrac”), a subsidiary of Purchaser, have previously entered into that certain Chemical Products Supply Agreement dated as of February 2, 2022 (the “Supply Agreement”);
WHEREAS, Flotek Chemistry and ProFrac desire to enter into an amendment to the Supply Agreement in the form of Exhibit A-1 hereto (the “Supply Agreement Amendment”), effective as of the Closing (as defined below); and
WHEREAS, subject to, among other things, obtaining stockholder approval as set forth herein, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase, as of the Closing and for the consideration and on the terms and conditions set forth herein, 10% Convertible PIK Notes, substantially in the form of Exhibit B hereto (the “Purchased Securities”), which will be convertible, on the terms and conditions set forth therein, into common stock of the Company, par value $0.0001 per share (the “Common Stock”).
NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained in this Agreement, the Parties agree as follows:
Article 1    CERTAIN DEFINITIONS
“Affiliate” of any Person means with respect to any Person, another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person. For purposes of this definition, the term “control” (including the correlative terms “controlling,” “controlled by,” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise. Unless the context requires otherwise, for purposes of this Agreement, the Purchaser shall not be considered an “Affiliate” of the Company, and the Company shall not be considered an “Affiliate” of the Purchaser. For the avoidance of doubt, Purchaser, ProFrac, and their Affiliates shall not be Affiliates of the Company or its Affiliates.
“Acquisition Proposal” means any unsolicited bona fide written offer, proposal, inquiry, or indication of interest (other than an offer, proposal, inquiry, or indication of interest by the Purchaser or its Affiliates) contemplating or otherwise relating to any Acquisition Transaction.
“Acquisition Transaction” means any transaction or series of transactions involving:
(a)Any merger, consolidation, share exchange, issuance of securities, acquisition of securities, tender offer, exchange offer, or other similar transaction in which the Company or any of its Subsidiaries is a constituent corporation, (i) in which a Person or “group” (as defined in the Exchange Act and the rules promulgated thereunder) of Persons directly or indirectly acquires beneficial or record ownership of securities representing more than fifteen percent (15%) of the outstanding securities of any class of voting securities of the Company or any of its Subsidiaries, or (ii) in which the Company or any of its Subsidiaries issues or sells securities representing more than fifteen percent (15%) of the outstanding securities of any class of voting securities of the Company or any of its Subsidiaries (in each case of (i) and (ii), other than any issuance of securities pursuant to the Notes or the Pre-Funded Warrants described therein), except as set forth on Disclosure Schedule 1; or
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(b)Any sale (other than sales of products or services in the ordinary course of business), lease (other than in the ordinary course of business), exchange or transfer (other than sales of products or services in the ordinary course of business), license (other than nonexclusive licenses in the ordinary course of business consistent with past practices), or disposition (other than sales of products or services in the ordinary course of business consistent with past practices) of any business or businesses or assets that constitute or account for fifteen percent (15%) or more of the consolidated net revenues, net income, or assets of the Company and its Subsidiaries, taken as a whole.
“Board of Directors” or “Board” means the board of directors of the Company.
“Business Day” means any day other than those days on which banks in New York, New York are required or authorized to close.
“Cash Amount” means $25,000,000.
“Confidentiality Agreement” means the confidentiality agreement entered into by and between the Company and Purchaser.
“Contemplated Transactions” shall mean the transactions contemplated in accordance with and subject to the terms of this Agreement and the other Transaction Documents.
“DGCL” means the Delaware General Corporate Law.
“Director” means a member of the Board of Directors of the Company.
“Disclosure Schedule” means a disclosure schedule that has been prepared by the Company and has been delivered by the Company to the Purchaser on the date of this Agreement.
“EDGAR” means the computer system for the receipt, acceptance, review, and dissemination of documents submitted to the SEC in electronic format.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Governmental Authority” includes the country, state, county, city, and political subdivisions in which any Person or such Person’s property is located or that exercises valid jurisdiction over any such Person or such Person’s property, and any court, agency, department, commission, board, bureau, or instrumentality of any of them and any monetary authorities, stock exchanges, and self-regulatory organizations that exercise valid jurisdiction over any such Person or such Person’s property. Unless otherwise specified, all references to Governmental Authority in this Agreement mean a Governmental Authority having jurisdiction over, where applicable, the Company, its Subsidiaries, or any of their property, or any of the Purchasers.
“Institutional Accredited Investor” means an institutional “accredited investor” within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act.

“Knowledge” means, with respect to the Company, means the actual knowledge of the executive officers (as defined in Rule 405 under the Securities Act) of the Company, after due inquiry, or with respect to the Purchaser, the actual knowledge of the chief executive officer and chief financial officer of Purchaser.
“Law” means any federal, state, local, municipal, foreign, or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling, or requirement issued, enacted, adopted, promulgated, implemented, or otherwise put into effect by or under the authority of any Governmental Authority (or under the authority of the NYSE).
“Lien” means any pledge, lien, charge, mortgage, encumbrance, or security interest of any kind or nature.
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“Master Transaction Agreement” means the Master Transaction Agreement, dated February 2, 2022, by and between the Company and the Purchaser.
“Material Adverse Effect” means any material and adverse effect on: (i) the assets, liabilities, financial condition, business, or operations of the Company and its Subsidiaries, taken as a whole, other than (A) those occurring as a result of general economic or financial conditions or other developments that are not unique to and do not have a material disproportionate impact on the Company and its Subsidiaries but also affect other Persons who participate in or are engaged in the lines of business of which the Company and its Subsidiaries participate or are engaged, and (B) any change, in and of itself, in the market price or trading volume of the Common Stock; (ii) the ability of the Company and its Subsidiaries, taken as a whole, to carry out their businesses as of the date of this Agreement; (iii) the legality, validity, or enforceability of any Transaction Document; or (iv) the ability of the Company to consummate the Contemplated Transactions, or perform its obligations, under any Transaction Document on a timely basis.
“Notes” means the 10% Convertible PIK Notes of the Company issued pursuant to the Note Purchase Agreement and the Master Transaction Agreement.
“Note Purchase Agreement” means that certain Note Purchase Agreement by and among the Company, Purchaser and certain other purchasers named therein, dated as of February 2, 2022, pursuant to which, among other things, the Company agreed to issue and sell to the Note purchasers, and the Note purchasers purchased from the Company, the Notes.
“NYSE” means the New York Stock Exchange.
“Organizational Documents” means, as the context requires, (i) the Amended and Restated Certificate of Incorporation of the Company and the Second Amended and Restated Bylaws of the Company, each as amended to date, and/or (ii) the certificate of formation and limited liability company agreement or other equivalent organizational documents of the Company’s Subsidiaries, as amended to date.
“Person” means any individual, corporation, general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any company limited by shares, limited liability company, or joint stock company), organization, or entity, or Governmental Authority.
“ProFrac Transaction” means the consummation of the merger contemplated by that certain Agreement and Plan of Merger, dated as of October 21, 2021, among FTS International, Inc., the Purchaser, and ProFrac Acquisitions, Inc.
“Proxy Statement” means the proxy statement to be sent to the Company’s stockholders in connection with the Company Stockholders Meeting.
“Registration Rights Agreement” means that certain registration rights agreement to be entered into as of the Closing Date between the Company and the Purchaser in substantially the form attached as Exhibit C hereto.
“Regulation S-K” means SEC Regulation S-K.
“Representatives” of any Person means the officers, members, managers, directors, employees, agents, legal counsel, accountants, financial advisors, or any other representatives of such Person.
“SEC” means the United States Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended.
“Stockholders” means the holders of the outstanding shares of Common Stock.
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“Subsidiary” of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests sufficient to elect at least a majority of its board of directors or other governing body or, if there are no such voting interests, 50% or more of the equity interests, of which is owned directly or indirectly by such first Person.
“Superior Proposal” means an Acquisition Proposal that did not result from a breach of Section 6.6 or any standstill or similar agreement that the Board of Directors in good faith determines, after consultation with its outside legal counsel and financial advisors, would, if consummated, result in a transaction that is more favorable to the Stockholders (solely in their capacity as such) from a financial point of view than the transactions contemplated hereby (x) after taking into account such factors as the Board of Directors considers to be appropriate (including the likelihood of consummation of such transaction on the terms set forth therein and the legal, regulatory, and other aspects of such proposal, including any conditions relating to financing, regulatory approvals, or other events or circumstances), and (y) after taking into account any changes to the terms of this Agreement proposed by Purchaser in response to such Acquisition Proposal or otherwise.
“Transaction Documents” means this Agreement, the Supply Agreement Amendment or the Alternate Supply Agreement Amendment, as the case may be, and each other document contemplated hereby or thereby.
Article 2    SALE AND PURCHASE
Section 2.1Purchase and Sale of the Purchased Securities. At the Closing, subject to the terms and conditions herein set forth, the Company hereby agrees to issue and sell, transfer, and deliver to the Purchaser, and the Purchaser hereby agrees to purchase from the Company: (a) if the ProFrac Transaction has been consummated prior to the Closing Date, the principal amount of $50,000,000 of Purchased Securities, in consideration of the execution and delivery by ProFrac of the Supply Agreement Amendment; or (b), if the ProFrac Transaction has not been consummated prior to the Closing Date, at the Purchaser’s election, either (i) the principal amount of $25,0000,000 of Purchased Securities, in consideration of the execution and delivery by ProFrac of the Alternate Supply Agreement Amendment in the form of Exhibit A-2 (the “Alternate Supply Agreement Amendment”), or (ii) the principal amount of $50,000,000 of Purchased Securities, in consideration of the execution and delivery by ProFrac of the Alternate Supply Agreement Amendment and the payment of the Cash Amount.
Section 2.2The Closing. Subject to the terms and conditions contained herein, the closing of the purchase and sale of the Purchased Securities by the Purchaser under this Agreement (the “Closing”) shall take place at 10:00 a.m. (Eastern Time) on the second Business Day following the satisfaction or waiver of the conditions set forth herein (such date, the “Closing Date”), remotely by electronic exchange of documents and signatures, or such other time and place as the Parties may mutually determine. Notwithstanding the foregoing, if the Purchase shall not have consummated its first underwritten public offering of its common stock under the Securities Act, the Purchaser may, by written notice to the Company, postpone the Closing Date to a date the earlier of (i) five (5) Business Days following the consummation of such underwritten public offering or (ii) April 27, 2022.
Section 2.3Deliveries At Closing.
(a)Company Deliverables. At the Closing, the Company shall deliver to the Purchaser:
(i)Appropriate certificates, notes, or other documents representing the Purchased Securities (or appropriate evidence of book-entry registration of the Purchased Securities in the name of Purchaser that are in book-entry form);
(ii)the various other agreements, certificates, instruments, and documents referred to in Article 6 and 7 below in a form and substance reasonably acceptable to the Purchaser;
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(iii)The Supply Agreement Amendment or the Alternate Supply Agreement Amendment, as the case may be, executed by Flotek Chemistry; and
(iv)The Registration Rights Agreement, executed by the Company.
(b)Purchaser Deliverables. At the Closing, the Purchaser shall deliver to the Company:
(i)the Supply Agreement Amendment or the Alternate Supply Agreement Amendment, as the case may be, executed by ProFrac;
(ii)if required by Section 2.1(b)(ii), the Cash Amount by wire transfer of immediately available funds to an account designed in writing by the Company; and
(iii)the various other agreements, certificates, instruments, and documents referred to in Article 6 and 8 below in a form and substance reasonably acceptable to the Company.
Article 3    REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Except as set forth in the Company SEC Documents (excluding any risk factor disclosure and disclosure of risks included in any “forward-looking statements” disclaimer or other statements included in such Company SEC Documents to the extent that they are predictive or forward-looking in nature) or the corresponding sections or subsections of the Disclosure Schedule, the Company represents and warrants to Purchaser, as of the Effective Date and as of the Closing Date, as follows:
Section 3.1Corporate Existence. The Company is a corporation duly organized, validly existing, and in good standing under the Laws of the State of Delaware. Disclosure Schedule 3.1 lists each of the Company’s Subsidiaries and includes the name of the Subsidiary, its jurisdiction of incorporation or organization, and capitalization, including the percentage ownership held directly or indirectly by the Company and any other equity holder of such Subsidiary. Each Subsidiary is an entity duly formed, validly existing, and in good standing under the Laws of the jurisdiction under which it was formed. The Company and each of its Subsidiaries has all requisite corporate or limited liability company power and authority, as applicable, to conduct its business as currently conducted and to own and lease its property and other assets as now owned or leased, and has all material governmental licenses, authorizations, consents, and approvals necessary to own its property and to conduct its business as its business is currently conducted and as described in the Company SEC Documents, except where the failure to obtain such licenses, authorizations, consents, and approvals could not reasonably be expected to have a Material Adverse Effect. The Company and each of its Subsidiaries is qualified to do business as a foreign entity and is in good standing in each jurisdiction in which the nature of the business conducted by the Company or such Subsidiary makes such qualification necessary, except where the failure so to qualify could not reasonably be expected to have a Material Adverse Effect.
Section 3.2Capitalization.
(a)Disclosure Schedule 3.2(a) sets forth:
(i)the designation, par value, and number of authorized shares of all classes of capital stock of the Company; and
(ii)the issued and outstanding capital stock of the Company.
(b)All outstanding shares of Company capital stock have been duly authorized and validly issued in accordance with the Organizational Documents and are fully paid and nonassessable.
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(c)The Company has no equity compensation plans that contemplate the issuance of equity interests of the Company (or securities convertible into or exchangeable for equity interests of the Company). No indebtedness having the right to vote (or convertible into or exchangeable for securities having the right to vote) on any matters on which the Company stockholders may vote is issued or outstanding. There are no outstanding or authorized (i) options, warrants, preemptive rights, subscriptions, calls, rights of first refusal, or other rights, convertible or exchangeable securities, or written agreements obligating the Company or any of its Subsidiaries to issue, transfer, or sell any equity interest in, the Company or securities convertible into or exchangeable for such equity interests, (ii) obligations of the Company or any of its Subsidiaries to repurchase, redeem, or otherwise acquire any equity interests of the Company or any such securities or agreements listed in clause (i) of this sentence, or (iii) proxy agreements or voting trusts or similar agreements to which the Company or any of its Subsidiaries is a party with respect to the voting of the equity interests of the Company. Except as contemplated by this Agreement, the Company has not entered into any agreements regarding the registration of any equity securities of the Company under the Securities Act.
(d)Neither the Company nor any of its Subsidiaries owns any shares of capital stock or other securities of, or interest in, any other Person, or is obligated to make any capital contribution to or any other investment in any other Person.
(e)(i) all of the issued and outstanding equity interests of each of the Subsidiaries are owned, directly or indirectly, by the Company, free and clear of any Liens (except for such restrictions as may exist under applicable Law and except for such Liens as may be imposed under the Organizational Documents of such Subsidiaries, as applicable), and all such ownership interests have been duly authorized, validly issued, and are fully paid (to the extent required in the Organizational Documents of such Subsidiaries, as applicable) and non-assessable (except as such nonassessability may be affected by matters described in Sections 17-303, 17-607, and 17-804 of the Delaware Revised Uniform Limited Partnership Act and Sections 18-303, 18-607 and 18-804 of the Delaware LLC Act), and (ii) neither the Company nor any of its Subsidiaries owns any shares of capital stock or other securities of, or interest in, any other Person, or is obligated to make any capital contribution to or any other investment in any other Person.
(f)The Purchased Securities being issued to the Purchaser hereunder will be duly authorized by the Company pursuant to the Organizational Documents of the Company prior to the Closing and, when issued and delivered by the Company to Purchaser in accordance with the terms of this Agreement, will be validly issued, fully paid, and non-assessable and will be free of preemptive rights or any Liens and restrictions on transfer, other than (i) restrictions on transfer under this Agreement and under applicable state and federal securities Laws and (ii) such Liens as are created by Purchaser or its Affiliates.
Section 3.3Company SEC Documents. The Company has timely filed (giving effect to permissible extensions in accordance with Rule 12b-25 under the Exchange Act) or furnished with the SEC all reports, schedules, forms, statements, and other documents (including exhibits and other information incorporated therein) that have been filed or were required to be filed or furnished by it under the Exchange Act or the Securities Act since December 31, 2020 (all such documents collectively, the “Company SEC Documents”). The Company SEC Documents, including any audited or unaudited financial statements and any notes thereto or schedules included therein (the “Company Financial Statements”), at the time filed or furnished (except to the extent corrected by a subsequently filed Company SEC Document filed prior to the date of this Agreement) (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be, (iii) complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, (iv) were prepared in conformity with generally accepted accounting principles for financial reporting in the United States applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and (v) fairly present (subject in the case of unaudited statements to normal, recurring and year-end
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audit adjustments), in all material respects, the consolidated financial position of the business of the Company as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended. KPMG LLP is an independent registered public accounting firm with respect to the Company and has not resigned or been dismissed as independent registered public accountants of the Company as a result of or in connection with any disagreement with the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.
Section 3.4Operations in the Ordinary Course. Since the date of the Company’s most recent Form 10-Q filing with the SEC, the Company and its Subsidiaries have conducted their respective businesses in the ordinary course, consistent with past practice, and there has been no (a) acquisition or disposition of any material asset by the Company or any of its Subsidiaries or any contract or arrangement therefor, other than acquisitions or dispositions for fair value in the ordinary course of business, acquisitions or dispositions as disclosed in the Company SEC Documents, or (b) material change in the Company’s accounting principles, practices, or methods.
Section 3.5Litigation. There is no Action pending or, to the Company’s Knowledge, contemplated or threatened, against the Company or any of its Subsidiaries or any of their respective officers, directors, or properties, which (individually or in the aggregate) reasonably could be expected to have a Material Adverse Effect, or which challenges the validity of the Transaction Documents, or the right of the Company to enter into any of them, or to consummate the transactions contemplated hereby or thereby. The Company is not a party or subject to, and none of its assets is bound by, the provisions of any order, writ, injunction, judgment, or decree of any Governmental Authority which could reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries, nor any director or officer thereof, is or since December 31, 2020, has been the subject of any Action involving a claim of violation of or liability under federal or state securities Laws or a claim of breach of fiduciary duty. There has not been and, to the Company’s Knowledge, there is not pending or contemplated, any investigation by the SEC involving the Company or any current director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any of its Subsidiaries under the Securities Act or the Exchange Act.
Section 3.6No Breach. Neither the Company nor any of its Subsidiaries is in violation or default of any provision of its respective Organizational Documents. Neither the Company nor any of its Subsidiaries are in material violation or default of any provision of any Law of any Governmental Authority having jurisdiction over the Company, any of its Subsidiaries or any of their respective assets or properties. The execution, delivery, and performance by the Company of each Transaction Document to which it is a party and all other agreements and instruments in connection with the transactions contemplated by the Transaction Documents, and compliance by the Company with the terms and provisions hereof and thereof, do not and will not (i) violate any provision of any Law, governmental permit, determination, or award applicable to the Company or any of its Subsidiaries or any of their respective properties, (ii) conflict with or result in a violation of any provision of the Organizational Documents of the Company or any of the Company’s Subsidiaries, (iii) other than the Stockholder approval and any national securities exchange listing approval described in this Agreement, require any consent or approval which has not been obtained on or prior to the date hereof or notice under or result in a violation or breach of or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, or acceleration) under (A) any note, bond, mortgage, license, or loan or credit agreement to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties may be bound or (B) any other agreement, instrument, or obligation, or (iv) result in or require the creation or imposition of any Lien upon or with respect to any of the properties now owned or hereafter acquired by the Company or any of its Subsidiaries, except in the cases of clauses (i) and (iii) where such violation, default, breach, termination, cancellation, failure to receive consent or approval, or acceleration with respect to the foregoing provisions of this Section 3.6 could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
Section 3.7Authority and Enforceability. The Company has all necessary corporate power and authority to execute, deliver, and perform its obligations under each Transaction Document to which it is a party and to consummate the transactions contemplated hereby or thereby, including the issuance, sale, and delivery of the Purchased Securities. The execution, delivery, and performance by the Company
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of each of the Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Purchased Securities), have been duly authorized by all necessary action on its part and, when duly executed and delivered by the parties thereto in accordance with their terms, each of the Transaction Documents will constitute the legal, valid, and binding obligations of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, and similar Laws affecting creditors’ rights generally or by general principles of equity. Except for the Stockholder approvals contemplated by this Agreement, no approval by the holders of the Common Stock is required as a result of the Company’s issuance and sale of the Purchased Securities.
Section 3.8Approvals.
(a)Except as contemplated by this Agreement or as required by the SEC in connection with the Company’s obligations under the Registration Rights Agreement, no authorization, consent, approval, waiver, license, qualification, or written exemption from, nor any filing, declaration, qualification, or registration with, any Governmental Authority or any other Person which has not been obtained on or prior to the date hereof is required in connection with the execution, delivery, or performance by the Company of each of the Transaction Documents to which it is a party, except where the failure to receive such authorization, consent, approval, waiver, license, qualification, or written exemption, or to make such filing, declaration, qualification, or registration could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(b)The Board has taken any necessary actions so that the restrictions contained in Section 203 of the Delaware General Corporation Law applicable to a “business combination” (as defined in Section 203), to the extent applicable, will not apply to the execution, delivery, or performance of this Agreement or the other Transaction Documents or the consummation of the Contemplated Transactions.
Section 3.9Investment Company Status. The Company is not an “investment company,” an “affiliated person” of, “promoter” for or “principal underwriter” for, or an entity “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended, or the rules and regulations promulgated thereunder.
Section 3.10Offering. Neither the Company nor, to the Company’s Knowledge, any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D of the Securities Act) in connection with the offer or sale of any of the Purchased Securities. Assuming the accuracy of the representations and warranties of the Purchaser contained in this Agreement, the sale and issuance of the Purchased Securities are exempt from the registration requirements of the Securities Act. Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D of the Securities Act in connection with the offer and sale by the Company of the Purchased Securities as contemplated by the Transaction Documents, or (ii) cause the offering of the Purchased Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable Law, regulation, or stockholder approval provisions. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s Knowledge, any Company Covered Person, except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3), is applicable.
Section 3.11Certain Fees. Except for the fees payable to Piper Sandler & Co., no broker, finder, or investment banker is entitled to any brokerage, finder’s, or other fee or commission with respect to the Transaction Documents or the consummation of the Contemplated Transactions.
Section 3.12Insurance. The Company and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes to be prudent for its businesses. Neither the Company nor any of its Subsidiaries has received
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any notice of cancellation of any such insurance. The Company does not have any reason to believe that it or any of its Subsidiaries will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business as currently conducted without a significant increase in cost.
Section 3.13Compliance with Laws, Governmental Authorizations. The Company and its Subsidiaries are in material compliance with each material Law that is applicable to any of them and their business. Neither the Company nor any of its Subsidiaries has received any written notice or, to the Knowledge of the Company, any other communication from any Governmental Authority or any other Person regarding (i) any actual, alleged, possible, or potential violation of, or failure to comply with, any Law that has not heretofore been cured and for which there is no remaining liability, or (ii) any actual, alleged, possible, or potential obligation on the part of the Company or any of its Subsidiaries to undertake, or to bear all or any portion of the cost of, any remedial action of any nature.
Section 3.14Transactions with Affiliates. Except as disclosed in any Company SEC Documents, there are no transactions, or series of related transactions, agreements, arrangements, or understandings, nor are there any currently proposed transactions, or series of related transactions, between the Company or any of its Subsidiaries, on the one hand, and the Company’s Affiliates (other than the Company’s Subsidiaries) on the other hand, that would be required to be disclosed under Item 404 of Regulation S-K promulgated under the Securities Act.
Article 4    REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
Purchaser represents and warrants to, and covenants with, the Company, as of the Effective Date and as of the Closing Date, that:
Section 4.1Valid Existence. Purchaser is duly organized, validly existing, and in good standing under the Laws of its jurisdiction of organization and has all requisite corporate, partnership, or limited liability company (as applicable) power and authority to own or lease its properties and carry on its business as currently conducted.
Section 4.2Authority and Enforceability. Purchaser has all necessary corporate, partnership, or limited liability company (as applicable) power and authority to execute, deliver and perform its obligations under each of the Transaction Documents to which it is a party and to consummate the transactions contemplated hereby or thereby. The execution, delivery, and performance by Purchaser of each of the Transaction Documents to which it is a party, and the consummation of the transactions contemplated thereby, have been duly authorized by all legal action on its part and, when duly executed and delivered by the parties thereto in accordance with their terms, each of the Transaction Documents to which Purchaser is a party will constitute the legal, valid, and binding obligations of Purchaser, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, and similar Laws affecting creditors’ rights generally or by general principles of equity.
Section 4.3No Breach. The execution, delivery, and performance by Purchaser of each of the Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby or thereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material agreement to which Purchaser is a party or by which Purchaser is bound or to which any of the property of Purchaser are subject, (ii) conflict with or result in any violation of the provisions of the organizational documents of Purchaser, or (iii) violate any statute, order, rule, or regulation of any Governmental Authority having jurisdiction over Purchaser or the property or assets of Purchaser, except in the case of clauses (i) and (iii), for such conflicts, breaches, violations, or defaults as could not reasonably be expected to have a material and adverse effect on the
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ability of Purchaser to consummate the transactions, or perform its obligations, under any Transaction Document on a timely basis.
Section 4.4Certain Fees. No broker, finder, or investment banker is entitled to any brokerage, finder’s, or other fee or commission payable by Purchaser with respect to the purchase of the Purchased Securities or the consummation of the Contemplated Transactions.
Section 4.5Investment Representations.
(a)Accredited Investor Status; Sophisticated Purchasers. Purchaser is an Institutional Accredited Investor and is able to bear the risk of its investment in the Purchased Securities. Purchaser has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the Purchased Securities and has so evaluated the merits and risks of the Purchased Securities.
(b)Acquisition for Own Account. Purchaser is acquiring the Purchased Securities pursuant to this Agreement for its own account for investment purposes and not with a view toward, or for resale or transfer in connection with, the sale or distribution thereof within the meaning of the Securities Act that would be in violation of the Securities Act.
(c)Information. Purchaser or its Representatives have been given access to and an opportunity to examine such documents, materials, and information concerning the Company as Purchaser deems to be necessary or advisable in order to reach an informed decision as to an investment in the Company, to the extent that the Company possesses such information, has carefully reviewed and understands these materials and has had answered to Purchaser’s full satisfaction any and all questions regarding such information.
(d)Securities Not Registered. Purchaser has been advised by the Company and understands that: (i) the Purchased Securities are being privately placed by the Company pursuant to an exemption from registration provided under Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act and neither the offer nor sale of any Purchased Securities pursuant to this Agreement has been registered under the Securities Act or any state “blue sky” laws; (ii) the Purchased Securities being acquired by Purchaser pursuant to this Agreement are characterized as “restricted securities” under the Securities Act inasmuch as they are being acquired by Purchaser from the Company in a transaction not involving a public offering and, subject to Purchaser’s rights under this Agreement, Purchaser must continue to bear the economic risk of the investment in its Purchased Securities indefinitely unless the offer and sale of the Purchased Securities are subsequently registered under the Securities Act and all applicable state securities or “blue sky” laws or an exemption from such registration is available; (iii) a restrictive legend in the form set forth in Exhibit B shall be placed on the certificates representing the Purchased Securities; and (iv) a notation shall be made in the appropriate records of the Company indicating that the Purchased Securities are subject to certain restrictions on transfer.
(e)No General Solicitation. Purchaser acknowledges and agrees that neither the Company nor any other Person offered to sell to it the Purchased Securities by means of any form of general solicitation or advertising, including but not limited to: any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or any seminar or meeting whose attendees were invited by any general solicitation or general advertising. Purchaser further acknowledges and agrees that it was solicited or became aware of the investment in the Purchased Securities either through (i) a substantive, pre-existing relationship with the Company, (ii) direct contact with the Company or its agents outside of any public offering effort, and/or (iii) through contacts by the Company not identified through any public offering.
(f)No Side Agreements. Except for the Confidentiality Agreement or as set forth in the Company SEC Documents or public filings made by Purchaser with the SEC, there are no other agreements by, among or between Purchaser and any of its Affiliates, on the one hand, and the Company or any of its Affiliates, on the other hand, with respect to the transactions
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contemplated hereby (other than the Transaction Documents), and there are no promises or inducements for future transactions by, among or between Purchaser and any of its Affiliates, on the one hand, and the Company and any of its Affiliates, on the other hand.
(g)Reliance Upon Purchaser’s Representations and Warranties. Purchaser understands and acknowledges that the Purchased are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities Laws, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments, and understandings of Purchaser set forth in this Agreement (i) in concluding that the offer and sale of the Purchased Securities is a “private offering” and, as such, is exempt from the registration requirements of the Securities Act, and (ii) to determine the applicability of such exemptions in evaluating the suitability of Purchaser to purchase the Purchased Securities.
(h)Independent Investment Decision. Purchaser has made an independent investment decision with respect to this Agreement and the Purchased Securities.
Section 4.6Transfer; Pledge. Purchaser will not, directly or indirectly, offer, sell, transfer, or otherwise dispose of any of the Purchased Securities except in compliance with the Securities Act, and the rules and regulations promulgated thereunder. Subject to the foregoing sentence, notwithstanding anything to the contrary in the Transaction Documents, the Note Purchase Agreement, the Notes, or the Organizational Documents, Purchaser may (i) assign all or any portion of its Notes, the Purchased Securities, or any Common Stock issuable upon conversion of the Notes or the Purchased Securities to an Affiliate of Purchaser and (ii) pledge its Notes, the Purchased Securities, or any Common Stock issuable upon conversion of the Notes or the Purchased Securities.
Article 5    ADDITIONAL AGREEMENTS
Section 5.1Board of Director Representation. Subject, in each case, to all fiduciary duties applicable to the Board of Directors, all committees thereof, all Directors (however nominated, designated, appointed or elected), and the Purchaser, and subject to applicable Law and the applicable rules of the NYSE:
(a)Within 30 days of the Effective Date, the Company shall have added the two (2) Directors designated by Purchaser pursuant to the Master Transaction Agreement.
(b)As soon as practicable after the Closing, the Board of Directors shall add an additional two (2) directors designated by the Purchaser. Subject to the immediately following sentence, the Parties intend that up to four (4) Directors designated by Purchaser (the “Purchaser Directors”) be appointed to the Board of Directors. At least three (3) of the Purchaser Directors shall be independent (as defined under applicable NYSE listing standards) and shall be eligible and qualified to serve on the Audit Committee of the Board of Directors and the Compensation Committee of the Board of Directors (such eligibility determined in accordance with the rules and regulations of the SEC and the applicable NYSE listing standards).
(c)To the extent that the Board of Directors has greater than seven (7) members after the appointment of the Purchaser Directors, Company agrees to take such action as may be reasonably necessary to reduce the number of directors on the Board to seven (7) members at the 2022 annual meeting of stockholders.
(d)Until such time as Purchaser, together with its Affiliates, transfers Common Stock of the Company, such that Purchaser and its Affiliates hold less than forty percent (40%) of the shares of Common Stock outstanding as of the Closing Date, the Board agrees (a) to replace any vacancy created by the departure of a Purchaser Director with a nominee by Purchaser and (b) ensure that the chairperson of the Corporate Governance and Nominating Committee is a Purchaser Director, subject to the rules and requirements of the NYSE. Any time that Purchaser, together with its Affiliates, transfers Common Stock of the Company, such that Purchaser and its Affiliates hold (i) less than forty percent (40%), but at least thirty percent (30%), of the shares of
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Common Stock outstanding, Purchaser shall continue to have the right to designate (and replace due to vacancy) three (3) Directors, (ii) less than thirty percent (30%), but at least twenty percent (20%), of the shares of Common Stock outstanding, Purchaser shall continue to have the right to designate (and replace due to vacancy) two (2) Directors, and (iii) less than twenty percent (20%), but at least ten percent (10%), of the shares of Common Stock outstanding, Purchaser shall continue to have the right to designate (and replace due to vacancy) one (1) Director. In the event that Purchaser, together with its Affiliates, holds less than ten percent (10%) of the shares of Common Stock outstanding, Purchaser shall not have the right to designate or replace due to vacancy any Directors; provided, however, that if Purchaser holds less than ten percent (10%) but greater than five percent (5%) of the shares of Common Stock outstanding, Purchaser may designate one individual to be an observer of Company’s Board on usual and customary terms.
(e)The Parties shall take all necessary action pursuant to Section 14(f) of the Exchange Act and Rule 14f-1 promulgated thereunder in order to fulfill the obligations under this Section 5.1 and shall include in the Proxy Statement such information with respect to the Purchaser Directors and any other information as is required under Section 14(f) and Rule 14f-1 in order to fulfill its obligations under this Section 5.1.
Section 5.2Future Purchases. If the Purchaser should elect to purchase additional shares of Common Stock after the Effective Date, the Company agrees to take all necessary corporate and other action if any, to ensure that the restrictions of section 203 of the DGCL shall not apply. In addition, the Purchaser shall have the right to purchase shares of Common Stock (or securities convertible into Common Stock) with respect to any new issuances by the Company, from time to time in order to beneficially own up to an aggregate up to of 51% of the fully-diluted Common Stock; provided that nothing herein shall limit Purchaser’s ability to own in excess of 51% of the fully-diluted Common Stock.
Section 5.3Master Transaction Agreement. Subject to and effective as of the Closing, Purchaser and the Company hereby agree that Section 2 of the Master Transaction Agreement shall be deemed null and void and of no further effect.
Article 6    PRE-CLOSING COVENANTS
Section 6.1General. Subject to the provisions hereof, each Party to this Agreement shall use its commercially reasonable efforts to take all actions and to do all things necessary, proper, or advisable in order to consummate and make effective the Contemplated Transactions.
Section 6.2Notices and Consents. Subject to the provisions hereof, the Company shall use its commercially reasonable efforts to secure as soon as practicable any necessary approvals and consents of third parties for the consummation of the Contemplated Transactions.
Section 6.3Conduct of Business. During the period from the Effective Date and continuing until the earlier of the termination of this Agreement or the Closing Date, except as expressly contemplated or permitted by this Agreement or with the prior written consent of Purchaser or as required by applicable Laws or NYSE rules, the Company and each of its Subsidiaries shall carry on its business in the ordinary course consistent with past practice. Without limiting the generality of the foregoing, and except as otherwise provided in this Agreement and except for matters set forth on Disclosure Schedule 6.3, the Company agrees that from the Effective Date to the earlier of the termination of this Agreement or the Closing Date, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, do or agree to do, any of the following:
(a)((A) declare, set aside, or pay any dividends on, or make any other distributions (whether in cash, stock, or property) in respect of, any of its capital stock or other equity or voting interests, except for dividends by a direct or indirect wholly owned Subsidiary of the Company to its parent, (B) split, combine, or reclassify any of its capital stock or other equity or voting interests, or issue or authorize the issuance of any other securities in respect of, in lieu of, or in substitution for shares of its capital stock or other equity or voting interests, (C) purchase, redeem, or otherwise acquire any shares of capital stock or any other securities of the Company or any of its Subsidiaries or any options, warrants, calls, or rights to acquire any such shares or
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other securities (other than any Company stock awards or shares of restricted stock pursuant to forfeiture conditions relating thereto or to satisfy tax withholding requirements) or (D) take any action that would result in any change of any term (including any conversion price thereof) of any debt security of the Company or any of its Subsidiaries;
(b)Issue, deliver, sell, pledge, or otherwise encumber any shares of its capital stock, any other equity or voting interests or any securities convertible into, or exchangeable for, or any options, warrants, calls, or rights to acquire or receive, any such shares, interests, or securities or any stock appreciation rights, phantom stock awards, or other rights that are linked in any way to the price of the Common Stock or the value of the Company or any part thereof (except for equity awards in the ordinary course of business consistent with past practice and with plans existing as of the Effective Date, issuances pursuant to the Notes outstanding on the Effective Date (or the related Pre-Funded Warrants) in accordance with the terms of such securities on the Effective Date, issuances pursuant to equity awards not issued in violation of this Agreement, and other permitted issuances as set forth on Schedule 6.3(b));
(c)Amend or propose to amend its Organizational Documents or effect or become a party to any merger, consolidation, share exchange, business combination, recapitalization, or similar transaction; and
(d)Authorize any of, or commit, resolve, or agree to take any of, the foregoing actions.
Section 6.4Access and Investigation. The Company shall permit Representatives of the Purchaser to have continuing access, in the manner provided prior to the Effective Date to the virtual data room provided by the Company to Purchaser. The Company shall promptly update the data room with any documents and other information reasonably requested by Purchaser, including to reasonably update the information in the data room. The Company shall provide Purchaser and its Representatives with reasonable access to the officers of the Company to confer with respect to the status of the Company’s business as the Purchaser may reasonably request. Notwithstanding the foregoing, the Company shall not be required to provide any access or information in violation of applicable Law, or where doing so would risk a loss of attorney-client or other privilege. Parent hereby agrees to treat such information confidential in accordance with the Confidentiality Agreement.
Section 6.5Publicity. The Parties shall consult with each other before issuing any press release or otherwise making any public statements about this Agreement, the Contemplated Transactions, or the Transaction Documents. None of the Parties shall issue any such press release or make any such public statement prior to such consultation, except to the extent required by applicable Law or the NYSE requirements, in which case that Party shall use its commercially reasonable efforts to consult with the other Parties before issuing any such release or making any such public statement.
Section 6.6No Solicitation.
(a)Subject to the remainder of this Section 6.6, from the Effective Date until the Closing Date, the Company agrees that it shall not, and that it shall cause its Subsidiaries and any Representative of the Company or any of its Subsidiaries not to, (i) solicit, initiate, or engage in any discussions or negotiations with, furnish any nonpublic information regarding the Company or any of its Subsidiaries to, or otherwise cooperate with, any Person in connection with or in response to an Acquisition Transaction or an inquiry or indication of interest that would reasonably be expected to lead to an Acquisition Transaction, (ii) approve, endorse, or recommend any Acquisition Transaction or (iii) enter into any letter of intent or similar document or any agreement contemplating or otherwise relating to any Acquisition Transaction.
(b)Notwithstanding anything to the contrary contained in Section 6.6(a), if at any time following the date of this Agreement and prior to obtaining stockholder approval of the applicable Contemplated Transactions, (i) the Company or its Representatives has received an Acquisition Proposal that did not otherwise result from a breach of this Section 6.6 from a third party, and (ii) the Board of Directors determines in good faith (after consultation with its outside
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legal counsel and financial advisors) that such Acquisition Proposal constitutes, or would reasonably be expected to lead to, a Superior Proposal, then the Company may, subject to compliance with Section 6.6(e), (A) furnish nonpublic information regarding the Company and its Subsidiaries to the third party making such Acquisition Proposal and (B) participate in discussions or negotiations with the third party making such Acquisition Proposal regarding such Acquisition Proposal; provided, however, that the Company will as promptly as reasonably practicable (but in no event later than 48 hours) after it is provided to such third party provide to the Purchaser any nonpublic information concerning the Company or its Subsidiaries provided to such third party which was not previously provided to Purchaser; and provided, further, that neither Company nor the Board of Directors will take any of the actions described in (A) or (B) above unless and until (i) the Board of Directors determines in good faith, after consultation with its outside legal counsel and financial advisors, that the failure to take that action would be inconsistent with its fiduciary duties to the Company Stockholders under applicable law and (ii) the Company shall have delivered to the Purchaser a prior written notice advising the Purchaser that it intends to take such action at least one (1) Business Day prior to taking such action.
(c)If: (A) after the date of this Agreement, an Acquisition Proposal to effect a transaction of the type referred to in the definition of the term Superior Proposal is made to the Company and is not withdrawn; (B) such Acquisition Proposal was not obtained or made in breach of this Section 6.6; (C) at least five (5) Business Days prior to any meeting of the Board of Directors at which the Board of Directors will consider and determine whether such offer is a Superior Proposal, the Company provides the Purchaser with a written notice specifying the date and time of such meeting; (D) the Board of Directors determines at such meeting in good faith, after obtaining and taking into account the advice of an independent financial advisor and the advice of outside legal counsel, that such offer constitutes a Superior Proposal and that, in light of such Superior Proposal, a Company Change in Recommendation is required in order for the Board of Directors to comply with its fiduciary obligations to the Company’s Stockholders under applicable Laws, the Board may make a Company Change in Recommendation.
(d)During the period from the Effective Date to the Closing Date, the Company shall notify the Purchaser promptly after receipt by the Company of any Acquisition Proposal, or of any request for nonpublic information relating to the Company or any of its Subsidiaries or for access to the business, properties, assets, books, or records of the Company or any of its Subsidiaries by any Person in connection with an Acquisition Proposal. The Company shall provide such notice orally and in writing and shall identify the Person making, and the terms and conditions of, any Acquisition Proposal, indication or request. The Company shall keep the Purchaser reasonably informed, on a prompt basis, of the status and details of any such Acquisition Proposal, indication or request and promptly provide the Purchaser with copies of all written correspondence or communications sent or provided to or by the Company and its Representatives in connection with any Acquisition Proposal.
(e)Notwithstanding anything to the contrary in the foregoing, the Board may take the actions described in Section 6.6(c) if (A) the Company promptly notifies the Purchaser, in writing, at least five Business Days (the “Superior Proposal Notice Period”) before taking such action of its intention to take such action with respect to a Superior Proposal, (B) the Company specifies the identity of the party making the Superior Proposal and the material terms and conditions thereof in such notice and includes a copy of the Acquisition Proposal and attaches to such notice the most current version of any proposed agreement (which version shall be updated on a prompt basis) and any related documents including financing documents, to the extent provided by the relevant party in connection with the Superior Proposal, (C) the Company shall during the Superior Proposal Notice Period, negotiate with the Purchaser in good faith to make such adjustments in the terms and conditions of this Agreement so that such Acquisition Proposal ceases to constitute a Superior Proposal, if the Purchaser, in its discretion, proposes to make such adjustments (it being agreed that in the event that, after commencement of the Superior Proposal Notice Period, there is any material revision to the terms of a Superior Proposal, including, any revision in price or financing, the Superior Proposal Notice Period shall be extended, if applicable, to ensure that at least two Business Days remains in the Superior Proposal Notice Period subsequent to the time such party notifies the other party of any such material revision (it
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being understood that there may be only one extension)), and (D) the Board (or a committee thereof) determines in good faith, after consulting with its financial advisors and outside legal counsel, that such Acquisition Proposal continues to constitute a Superior Proposal (after taking into account any adjustments made by the Purchaser during the Superior Proposal Notice Period in the terms and conditions of this Agreement) and that the failure to take such action would reasonably be expected to be inconsistent with its fiduciary duties under applicable law.
(f)On the Effective Date, the Company shall immediately cease and cause to be terminated any existing discussions with any Person that relate to any Acquisition Proposal and shall request that any such Person (or its agents and advisors) in possession of confidential information about the Company or its Subsidiaries that was previously furnished to such Person by or on behalf of the Company or any of its Subsidiaries to return or destroy all such information.
Section 6.7Proxy Statement.
(a)As promptly as practicable, and in no event later than forty-five (45) Business Days after the Effective Date, the Company shall prepare a draft of the Proxy Statement relating to the Company Stockholder Meeting. The Company shall provide the Purchaser with a reasonable opportunity to review and comment on such draft, and once such draft is in a form reasonably acceptable to each of the Parties, the Company shall file the Proxy Statement with the SEC in preliminary form. The Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated by the SEC thereunder.
(b)The Company shall use its commercially reasonable efforts to (i) respond to any comments on the Proxy Statement or requests for additional information from the SEC as soon as practicable after receipt of any such comments or requests, and (ii) cause the Proxy Statement to be mailed to the Stockholders as promptly as practicable after the date of this Agreement. The Company shall promptly (A) notify the Purchaser upon the receipt of any such comments or requests and (B) provide the Purchaser and its Representatives with copies of all correspondence between the Company and its Representatives, on the one hand, and the SEC and its staff, on the other hand. If at any time prior to the Company Stockholders Meeting, any information relating to the Company, the Purchaser, or any of its Affiliates or Representatives should be discovered by the Company or Purchaser which should be set forth in an amendment or supplement to the Proxy Statement, so that the Proxy Statement shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, the Party which discovers such information shall promptly notify the other parties, and an appropriate amendment or supplement describing such information shall be filed with the SEC and, to the extent required by Law, disseminated to the Stockholders. Notwithstanding the foregoing, prior to responding to any comments or requests of the SEC or the filing or mailing of the Proxy Statement (or any amendment or supplement thereto), the Company (x) shall provide the Purchaser and its Representatives with a reasonable opportunity to review and comment on any drafts of the Proxy Statement and related correspondence and filings and (y) shall include in such drafts, correspondence, and filings all comments reasonably proposed by or on behalf of the Purchaser.
(c)The Proxy Statement shall include the Board Recommendation unless the Board of Directors has withdrawn, modified, or amended the Board Recommendation in accordance with Section 6.6. None of the information supplied or to be supplied by or on behalf of the Company for inclusion or incorporation by reference in the Proxy Statement will, at the time the Proxy Statement is mailed to the Stockholders of the Company or at the time of the Stockholders meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, except for the statements or omissions based on information provided by the Purchaser or its Representatives. The Proxy Statement will
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comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated by the SEC thereunder.
Section 6.8Company Stockholder Approval.
(a)The Company shall take all action necessary under all applicable Laws to call, give notice of, and hold a meeting of the holders of Common Stock to vote on proposals to approve the issuance and sale of the Purchased Securities and any other of the Contemplated Transactions that require Stockholder approval under applicable Laws or the Company’s certificate of incorporation or bylaws at the Company Stockholders Meeting (the “Company Stockholders Meeting”), shall submit such proposals to such holders at the Company Stockholders Meeting, and shall not submit any other proposal to such holders in connection with the Company Stockholders Meeting (other than proposals to amend the Company’s certificate of incorporation or bylaws, a proposal relating to executive compensation as may be required by Rule 14a-21(c) under the Exchange Act, or other proposals required by applicable Law or the NYSE, each to the extent necessary to complete the Contemplated Transactions, and a proposal with respect to an increase in authorized capital stock and/or a reverse stock split) without the prior written consent of the Purchaser. The Company (in consultation with the Purchaser) shall set a single record date for persons entitled to notice of, and to vote at, the Company Stockholders Meeting and may change such record date (whether in connection with the Company Stockholders Meeting or any adjournment or postponement thereof) after prior consultation with the Purchaser. The Company shall use commercially reasonable efforts to hold the Stockholders Meeting within sixty (60) days of the Effective Date and on a date selected by the Company in consultation with the Purchaser. Subject to Section 6.6, the Proxy Statement shall include the recommendation of the Board of Directors that the Stockholders vote to approve the Contemplated Transactions including, but not limited to, the issuance and sale of the Purchased Securities, and any other of the Contemplated Transactions that require Stockholder approval under applicable Laws or the Company’s certificate of incorporation or bylaws at the Company Stockholders Meeting (the recommendation of the Board of Directors being referred to as the “Board Recommendation”). The Company shall ensure that all proxies solicited in connection with the Company Stockholders Meeting are solicited in compliance with all applicable Laws.
(b)Subject to Section 6.6, neither the Board of Directors nor any committee thereof shall: (i) withdraw or modify the Board Recommendation in a manner adverse to the Purchaser, or adopt or propose a resolution to withdraw or modify the Board Recommendation in a manner adverse to the Purchaser or take any other action that is or becomes disclosed publicly and which can reasonably be interpreted to indicate that the Board of Directors or any committee thereof does not support this Agreement or does not believe that this Agreement and the transactions contemplate hereby are in the best interests of the Stockholders; (ii) fail to reaffirm, without qualification, the Board Recommendation, or fail to state publicly, without qualification, this Agreement and the Contemplated Transactions are in the best interests of the Company’s Stockholders upon written request of Purchaser; (iii) fail to announce publicly, promptly after a tender offer or exchange offer relating to securities of the Company shall have been commenced, that the Board of Directors recommends rejection of such tender or exchange offer; (iv) fail to issue promptly a press release announcing its opposition to any Acquisition Proposal or approve, endorse, or recommend any Acquisition Proposal; or (v) resolve or propose to take any action described in clauses (i) through (iv) of this sentence (each, a “Company Change of Recommendation”). It is understood and agreed that any contacts, disclosures, discussions, or negotiations permitted under this Agreement (including under Sections 6.6) shall not constitute a Company Change of Recommendation.
(c)Nothing contained in this Agreement shall prohibit the Company or the Board of Directors or any committee thereof from complying with its disclosure obligations under applicable law or rules and policies of the NYSE, including taking and disclosing to its stockholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) or Item 1012(a) of Regulation M-A under the Exchange Act (or any similar communication to stockholders) or from issuing a “stop, look, and listen” statement pending disclosure of its position thereunder.
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Section 6.9Continued Listing on a National Securities Exchange. The Company will use commercially reasonable efforts necessary to remain in compliance with the NYSE continued listing standards. If after using commercially reasonable efforts, the Company is unable to remain in compliance with the NYSE continued listing standards, the Company will use commercially reasonable efforts to cause the Common Stock to become listed or quoted on another national securities exchange.
Article 7    CONDITIONS PRECEDENT TO PURCHASER’S OBLIGATION TO CLOSE
The Purchaser’s obligation to consummate the transactions to be performed by it in connection with the Closing are subject to satisfaction of the following conditions, any one or more of which may be waived by the Purchaser:
Section 7.1Representations and Warranties; Covenants. The Company shall have performed and complied in all material respects with all covenants, agreements, and conditions contained herein that are required to be performed or complied with prior to or on the Closing Date, except for such failures to perform or comply which has not had and would not reasonably be expected to have, whether individually or in the aggregate, a Material Adverse Effect. The representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of the Closing Date, as though made on and as of the Closing Date (except for representations and warranties made as of a specified date, which shall be true and correct in all material respects as of that specified date). The Company shall have delivered a certificate from an executive officer of the Company certifying (i) that the conditions in this Section 7.1 have been satisfied and (ii) copies and the effectiveness of the Company’s certificate of incorporation, bylaws, and stockholder resolutions approving this Agreement and the Contemplated Transactions.
Section 7.2No Order. No Governmental Authority shall have enacted, issued, promulgated, enforced, or entered any Law (including any injunction or other order, whether temporary, preliminary, or permanent) which is in effect and which has the effect of making the Contemplated Transactions illegal or otherwise prohibiting the consummation of the Contemplated Transactions.
Section 7.3No Material Adverse Effect. Since the Effective Date, no event, occurrence, change, effect, or condition of any character shall have occurred that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.
Section 7.4Stockholder Approval. The Stockholders of the Company shall have approved the applicable Contemplated Transactions including, but not limited to, the issuance and sale of the Purchased Securities, and any other of the Contemplated Transactions that require Stockholder approval under applicable Laws or the Company’s certificate of incorporation or bylaws.
Section 7.5Board Appointment. Subject to Section 5.1(a) herein, the Purchaser shall have received the requisite resolutions and other documentation effecting the appointment of the Purchaser’s designees to the Board of Directors as contemplated by Section 5.1(a).
Section 7.6Transaction Documents. The Company and its Affiliates shall have entered into the Transaction Documents applicable to them.
Section 7.7PPP Loan. The Company shall have repaid in full its PPP Loans, paid the requirement amount thereof into escrow, or obtained requisite approval from the U.S. Small Business Administration or applicable Governmental Authority, or such PPP Loans shall have been forgiven.
Article 8    CONDITIONS PRECEDENT TO COMPANY’S OBLIGATION TO CLOSE
The Company’s obligation to complete the issuance and sale of the Purchased Securities to the Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company:
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Section 8.1Representations and Warranties; Performance. The Purchaser shall have performed and complied in all material respects with all agreements and conditions contained herein required to be performed or complied by it prior to or on the Closing Date. The representations and warranties of the Purchaser set forth in this Agreement shall be true and correct in all material respects as of the Closing Date as though made on and as of the Closing Date (except for representations and warranties made as of a specified date, which shall be true and correct in all material respects as of that specified date). The Purchaser shall have delivered a certificate from an officer of the Purchaser certifying that the conditions set forth in this Section 8.1 have been satisfied.
Section 8.2No Order. No Governmental Authority shall have enacted, issued, promulgated, enforced, or entered any Law (including any injunction or other order, whether temporary, preliminary, or permanent) which is in effect and which has the effect of making the Contemplated Transactions illegal or otherwise prohibiting the consummation of the Contemplated Transactions.
Section 8.3Transaction Documents. The Purchaser and its Affiliates shall have entered into the Transaction Documents applicable to them.
Section 8.4Stockholder Approval; Opinion. The Stockholders of the Company shall have approved the applicable Contemplated Transactions including, but not limited to, the issuance and sale of the Purchased Securities, and any other of the Contemplated Transactions that require Stockholder approval under applicable Laws or the Company’s certificate of incorporation or bylaws, and the Board of Directors of the Company shall have received an opinion from its financial advisor to the effect that, as of the date hereof and based upon and subject to the matters set forth therein, the consideration to the Company hereunder is fair to the stockholders of the Company from a financial point of view; provided that the Company shall use commercially reasonable efforts to obtain such opinion within 15 days of the Effective Date.
Article 9    TERMINATION; REMEDIES
Section 9.1Termination.
(a)The Purchaser may terminate this Agreement by notice given to the Company on or prior the Closing Date, (i) if a material breach of any provision of this Agreement has been committed by the Company which would cause any of the conditions set forth in Article 7 not to be satisfied and such breach has not been cured within 10 days of written notice thereof, or (ii) the Company materially breaches any provision of the Note Purchase Agreement or the Notes and such breach has not been cured prior to the Closing Date; provided, that the right to terminate this Agreement pursuant to this Section 9.1(a) shall not be available to Purchaser if, at such time, Purchaser is in material breach of its obligations hereunder which would cause any of the conditions set forth in Article 8 not to be satisfied. The Company may terminate this Agreement by notice given to the Purchaser on or prior the Closing Date, if a material breach of any provision of this Agreement has been committed by the Purchaser which would cause any of the conditions set forth in Article 8 not to be satisfied and such breach has not been cured within 10 days of written notice thereof; provided, that the right to terminate this Agreement pursuant to this Section 9.1(a) shall not be available to the Company if, at such time, the Company is in material breach of its obligations hereunder which would cause any of the conditions set forth in Article 7 not to be satisfied.
(b)The Company may terminate this Agreement by notice given to Purchaser on or prior the Closing Date if the Board has determined to enter into a definitive agreement providing for the implementation of a Superior Proposal, subject to prior compliance by the Company with Section 6.6 of this Agreement, and, concurrently with such termination, the Company enters into a definitive agreement providing for the implementation of a Superior Proposal.
(c)The Purchaser or the Company may terminate this Agreement by notice given to the other Party prior to or at the Closing, if (A) the Company Stockholders Meeting (including any adjournments thereof) shall have been held and completed as provided in this Agreement and (B) the Contemplated Transactions that require Stockholder approval under applicable Laws or
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the Company’s certificate of incorporation or bylaws shall not have been approved at such meeting by the required Stockholder vote.
Section 9.2Effect of Termination.
(a)Each Party’s right of termination under Section 9.1 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. If this Agreement is terminated in accordance with Section 9.1, all further obligations of the Parties under this Agreement will terminate, except that the obligations in the last sentence of Section 6.4, and Sections 9.2 and 9.3, will survive any such termination.
(b)Except as set forth in this Section 9.2, all costs and expenses incurred in connection with this Agreement and the Contemplated Transactions (including, without limitation, the fees, costs, and expenses of its advisers, accountants, and legal counsel) shall be paid by the Party incurring such expenses, whether or not the Contemplated Transactions are consummated. Notwithstanding the foregoing, if this Agreement is terminated by the Purchaser pursuant to Section 9.1(a) or by the Company pursuant to Section 9.1(b) hereof, the Company shall pay the Purchaser an amount equal to the aggregate amount of all reasonable and documented out-of-pocket fees and expenses that have been paid or that are payable by or on behalf of the Purchaser in connection with the preparation and negotiation of this Agreement, the Contemplated Transactions, and the Transaction Documents (the “Expense Reimbursement”). Notwithstanding the foregoing, in no event shall the Company be obligated to make any Expense Reimbursements in excess of $250,000 in the aggregate under this Section 9.2(b).
(c)The Parties acknowledge that the agreements contained in this Section 9.2 are an integral part of the transactions contemplated by this Agreement and that, without these agreements, the Parties would not enter into this Agreement.
Section 9.3Enforcement of Agreement. The Parties to this Agreement agree that irreparable damage would occur in the event that certain of the provisions of this Agreement were not performed by the Parties in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, prior to the Closing hereunder, the Parties shall be entitled to an injunction or injunctions, without the necessity of posting bond, to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement. In connection with any action for specific performance or to otherwise seek equitable relief against them the Parties hereby waive (and agree not to assert) (i) any defenses in any action for specific performance, including the defense that a remedy at law would be adequate and (ii) any requirement under any Laws to post a bond or other security as a prerequisite to obtaining equitable relief.
Article 10    GENERAL PROVISIONS
Section 10.1Entire Agreement. This Agreement and the documents and instruments and other agreements among the Parties hereto as contemplated by or referred to herein, including the Transaction Documents and the Disclosure Schedules, constitute the entire agreement between the Parties hereto with respect to the subject matter hereof and supersedes any and all prior discussions, negotiations, proposals, undertakings, understandings, representations, warranties, and agreements, whether written or oral, with respect hereto.
Section 10.2Disclosure Schedules. All capitalized terms not defined in the Disclosure Schedules shall have the meanings assigned to them in this Agreement. The inclusion of any information in any section of the Disclosure Schedules shall not be deemed to be an admission or acknowledgment by the Company that such information is required to be listed in such section or is material to or outside the ordinary course of the business of the Company or its Subsidiaries, nor shall such information be deemed to establish a standard of materiality (and the actual standard of materiality may be higher or lower than the matters disclosed by such information). The information contained in the Disclosure Schedules is disclosed solely for purposes of this Agreement, and no information contained therein shall be deemed to be an admission by any party hereto to any third party of any matter whatsoever (including, without
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limitation, any violation of applicable law or breach of contract). Any information disclosed in the Disclosure Schedules under any section or subsection number shall be deemed to be disclosed and incorporated in the Disclosure Schedules under any other section or subsection to the extent the relevance of such information to such other section is reasonably apparent on the face of such disclosure.
Section 10.3Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed given if delivered personally, sent via facsimile, with confirmation, mailed by registered or certified mail, return receipt requested, or delivered by an express courier, with confirmation, to the parties at the following addresses or at such other address for a Party as shall be specified by like notice:
(a)If to the Company, to:
Flotek Industries, Inc.
8846 N. Sam Houston Parkway W.
Suite 150
Houston, Texas 77064
Attn: Nicholas J. Bigney

Copy to Counsel:
Norton Rose Fulbright LLP
1301 McKinney, Suite 5100
Houston, Texas 77010-3095
Attention: Robert Morris; Brandon Byrne

or to such other person at such other place as the Company shall designate to the Purchaser in writing; and
(b)If to the Purchaser:
ProFrac Holdings, LLC
333 Shops Blvd, Suite 301
Willow Park, TX 75022
Attn: Rob Willette

Copy to Counsel:
Brown Rudnick LLP
One Financial Center
Boston, MA 02111
Attn: Andreas Andromalos

or to such other person at such other place as the Purchaser shall designate to the Company in writing.
Section 10.4Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.
Section 10.5Assignment. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the Parties hereto and their respective heirs, representatives, successors, and assigns. Neither Party may assign its rights or obligations hereunder without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned, or delayed; provided that Purchaser may assign this Agreement, upon written notice to the Company, to ProFrac Holding Corp. or any direct or indirect subsidiary of ProFrac Holding Corp. or Purchaser.
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Section 10.6Waiver of a Jury Trial. EACH OF THE PARTIES IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BETWEEN THE PARTIES ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE CONTEMPLATED TRANSACTIONS.
Section 10.7Severability. In case any provision contained in this Agreement should be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.
Section 10.8No Third-Party Beneficiary. Except as set forth herein, the terms and provisions of this Agreement are intended solely for the benefit of each Party hereto and their respective heirs, representatives, successors, and assigns, and it is not the intention of the Parties to confer upon any other person or entity any rights or remedies.
Section 10.9Amendment; Waiver. This Agreement may not be amended except by an instrument in writing signed by the Parties hereto. Any agreement on the part of a Party hereto to the waiver of any provision of this Agreement shall be valid only if set forth in an instrument in writing signed on behalf of such party; provided, however, that after receipt of Stockholder approval, if any such amendment or waiver shall by applicable Law or in accordance with the rules and regulations of NYSE require further approval of the Stockholders, the effectiveness of such amendment or waiver shall be subject to the approval of the Stockholders.
Section 10.10Governing Law; Consent to Jurisdiction.
(a)This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the federal law of the United States of America; without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the Laws of any other jurisdiction.
(b)EACH OF THE PURCHASER AND THE COMPANY HERETO CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE BOROUGH OF MANHATTAN, STATE OF NEW YORK AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS INVOLVING ONLY SUCH PARTIES RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE LITIGATED ONLY IN SUCH COURTS.
(c)In the event that any proceeding, suit, or action is instituted to enforce any provision in this Agreement, the prevailing Party in such dispute shall be entitled to recover from the losing Party all fees, costs, and expenses of enforcing any right of such prevailing Party under or with respect to this Agreement, including, without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs, and expenses of appeals.
Section 10.11Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. This Agreement or any counterpart may be executed and delivered by facsimile copies or delivered by electronic communications by portable document format (.pdf), each of which shall be deemed an original.
[The balance of this page is intentionally blank. Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

FLOTEK INDUSTRIES, INC.

By:__/s/ John W. Gibson, Jr._______
Name: John W. Gibson, Jr.
Title: Chairman, President & Chief Executive Officer

PROFRAC HOLDINGS, LLC

By:__/s/_Matthew Wilks ______
Name: Matthew Wilks
Title: President & CFO

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Exhibit A-1
Supply Agreement Amendment
(See Attached)

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AMENDMENT No. 1 to CHEMICAL PRODUCTS SUPPLY AGREEMENT
This Amendment No. 1 to Chemical Products Supply Agreement (the “Amendment”) is made and entered this ___ day of [________]2022 (“Effective Date”), by and between Flotek Chemistry, LLC, an Oklahoma limited liability company (“Supplier”), and PROFRAC SERVICES, LLC, a Texas limited liability company (“Purchaser”). Supplier and Purchaser are individually referred to as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties have previously entered into that certain Chemical Products Supply Agreement dated as of February 2, 2022 (the “Agreement”);

WHEREAS, the Parties wish to amend the Agreement in order to extend the term and the baseline applicable frac spreads applicable thereto;

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows.

1.Amendment. The Agreement is hereby amended as follows:

a.Section 1 of the Agreement is hereby amended by replacing the words “three (3) years” with the words “ten (10) years,”

b.Section 2(a) of the Agreement is hereby amended by replacing the words “thirty-three percent (33%)” with the words “seventy percent (70%);” and

c.Section 2(b) of the Agreement is hereby amended by (1) replacing the words “ten (10) fleets” and replacing them with the words “thirty (30) fleets” and (2) replacing the words “thirty-three (33%)” with the words “seventy percent (70%).”

2.Effect. Except as amended by this Amendment, the Agreement shall remain in full force and effect, and this Amendment shall not operate as a waiver or amendment thereto except as expressly specified herein.

3.Applicable Law, Jurisdiction, Venue and Dispute Resolution. This Amendment shall be governed by the laws of the State of Texas (excluding conflicts of law rules). Tarrant County, Texas shall be the exclusive jurisdiction and venue for the resolution of any dispute hereunder, or that is related hereto, or that arises out of the relationship between the Parties.

4.Severability. If any part of this Amendment is judicially declared invalid, unenforceable, or to be void because inconsistent with, violative of, or contrary to any Applicable Law, such declaration shall not affect any other part herein and the part so affected shall be reformed to the extent (and only to the extent) necessary to make this Amendment enforceable or, if necessary, the Amendment shall be deemed to be amended to delete the unenforceable part, and the remainder shall have the same force and effect as if such part had never been included herein. The invalidity or unenforceability of any part herein in any jurisdiction shall not affect the validity or enforceability of any such part in any other jurisdiction.

5.Execution. This Amendment may be executed in multiple counterparts, each of which shall, for all purposes, be deemed an original, but that together shall constitute one and the same instrument. A scanned, executed Amendment may serve as an original document.

6.Authority to Sign. Each Party represents and warrants that the person signing on its behalf has authority to sign this Agreement and bind the Party thereto, as of the date first written above.

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PURCHASER: PROFRAC SERVICES, LLC

Representative:    ____________________________________________

Print Name:    Matt Wilks

Print Title:    President & Chief Financial Officer

SUPPLIER: FLOTEK CHEMISTRY, LLC

Representative:    ____________________________________________

Print Name:    Ryan Ezell

Print Title:    President, Chemistry Technologies

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Exhibit A-2
Alternate Supply Agreement Amendment
(See Attached)

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******ALTERNATE VERSION*******
AMENDMENT No. 1 to CHEMICAL PRODUCTS SUPPLY AGREEMENT
This Amendment No. 1 to Chemical Products Supply Agreement (the “Amendment”) is made and entered this ___ day of [________]2022 (“Effective Date”), by and between Flotek Chemistry, LLC, an Oklahoma limited liability company (“Supplier”), and PROFRAC SERVICES, LLC, a Texas limited liability company (“Purchaser”). Supplier and Purchaser are individually referred to as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties have previously entered into that certain Chemical Products Supply Agreement dated as of February 2, 2022 (the “Agreement”);

WHEREAS, the Parties wish to amend the Agreement in order to extend the term and the baseline applicable frac spreads applicable thereto;

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows.

7.Amendment. The Agreement is hereby amended as follows:

a.Section 1 of the Agreement is hereby amended by replacing the words “three (3) years” with the words “ten (10) years,”

b.Section 2(a) of the Agreement is hereby amended by replacing the words “thirty-three percent (33%)” with the words “seventy percent (70%);” and

c.Section 2(b) of the Agreement is hereby amended by (1) replacing the words “ten (10) fleets” and replacing them with the words “fifteen (15) fleets” and (2) replacing the words “thirty-three (33%)” with the words “seventy percent (70%).”

8.Effect. Except as amended by this Amendment, the Agreement shall remain in full force and effect, and this Amendment shall not operate as a waiver or amendment thereto except as expressly specified herein.

9.Applicable Law, Jurisdiction, Venue and Dispute Resolution. This Amendment shall be governed by the laws of the State of Texas (excluding conflicts of law rules). Tarrant County, Texas shall be the exclusive jurisdiction and venue for the resolution of any dispute hereunder, or that is related hereto, or that arises out of the relationship between the Parties.

10.Severability. If any part of this Amendment is judicially declared invalid, unenforceable, or to be void because inconsistent with, violative of, or contrary to any Applicable Law, such declaration shall not affect any other part herein and the part so affected shall be reformed to the extent (and only to the extent) necessary to make this Amendment enforceable or, if necessary, the Amendment shall be deemed to be amended to delete the unenforceable part, and the remainder shall have the same force and effect as if such part had never been included herein. The invalidity or unenforceability of any part herein in any jurisdiction shall not affect the validity or enforceability of any such part in any other jurisdiction.

11.Execution. This Amendment may be executed in multiple counterparts, each of which shall, for all purposes, be deemed an original, but that together shall constitute one and the same instrument. A scanned, executed Amendment may serve as an original document.

12.Authority to Sign. Each Party represents and warrants that the person signing on its behalf has authority to sign this Agreement and bind the Party thereto, as of the date first written above.

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PURCHASER: PROFRAC SERVICES, LLC

Representative:    ____________________________________________

Print Name:    Matt Wilks

Print Title:    President & Chief Financial Officer

SUPPLIER: FLOTEK CHEMISTRY, LLC

Representative:    ____________________________________________

Print Name:    Ryan Ezell

Print Title:    President, Chemistry Technologies

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Exhibit B
Form of 10% Convertible PIK Note
(See Attached)

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THE NOTE REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY JURISDICTION, AND HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTUATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO FLOTEK INDUSTRIES, INC. THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT. THE NOTES ARE SUBJECT IN ALL RESPECTS TO THE RESTRICTIONS IN THE NOTE PURCHASE AGREEMENT (AS DEFINED BELOW).
FLOTEK INDUSTRIES, INC.
CONVERTIBLE PIK NOTE

$[ ]	____________, 2022

1.Principal Amount. For value received, FLOTEK INDUSTRIES, INC., a Delaware corporation (the “Maker”), promises to pay to the order of ProFrac Holdings, LLC or its assigns (the “Payee”), the principal amount of [__] Dollars ($[__]) and interest on the outstanding principal amount of this Convertible PIK Note (this “Note”) in accordance with the terms of this Note. Capitalized terms used herein shall have the meanings assigned to them in the Securities Purchase Agreement (as defined below) unless otherwise indicated.

2.Interest. Interest shall begin to accrue on the unpaid principal balance of this Note, if any, commencing on the date hereof and continuing until repayment of this Note in full at the rate of 10% per annum calculated on the basis of a 360-day year and actual days elapsed. Accrued and unpaid interest shall be calculated on this Note on the last day of each March, June, September, and December, commencing March 31, 2022, and shall be added on such date to the unpaid principal balance of this Note (rounded up to the nearest $1.00) (the “PIK Interest”). The PIK Interest, upon being added to the unpaid principal balance of this Note, shall no longer be deemed to be accrued and unpaid interest on the outstanding principal amount. References herein and in the Securities Purchase Agreement to the “principal amount” of the Notes includes any increases in the principal amount of the outstanding Notes as a result of the PIK Interest. Accrued and unpaid interest on this Note shall also be due and payable on the Maturity Date under the terms set forth in Section 3.

3.Maturity Date. Subject to the conversion of this Note pursuant to Section 6, the entire outstanding and unpaid principal balance of this Note, plus any accrued and unpaid interest thereon, shall be due and payable on February [__], 2023 (the “Maturity Date”) in a number of shares of Common Stock equal to the quotient obtained by dividing (a) the amount of such outstanding principal and accrued and unpaid interest through the date immediately prior to the Maturity Date, by (b) the lesser of (i) the Conversion Price and (ii) $0.8705, in each case, as adjusted pursuant to Section 6(d) below (the “Minimum Maturity Conversion Price”), rounded up to the nearest whole number of shares of Common Stock; provided, however, that if (a) as of the Maturity Date the Common Stock is not listed for trading on any Trading Market, or (b) any Event of Default (as defined in the Securities Purchase Agreement (as defined below)) occurs and is continuing on the Maturity Date, then payment shall be made in cash, unless the Payee elects, in its sole discretion, to receive all or a portion of such payment in shares of Common Stock; and provided, further, that cash payments in respect of this Note shall be due in full on the Maturity Date, and shares of Common Stock shall be delivered to the Payee no later than five (5) Business Days following the Maturity Date.

4.No Prepayment or Redemption. Maker may not redeem or prepay all or any portion of this Note.

5.Securities Purchase Agreement; Certain Defined Terms. Maker issued this Note under a Securities Purchase Agreement, dated as of February [__], 2022, between the Maker and the Payee (the “Securities Purchase Agreement”). The terms and conditions of this Note include those stated in the Securities Purchase Agreement and those stated in Section 2.5 (Ranking of the Notes; Subordination), Article V (Post-Closing Covenants), Article VI (Defaults and Remedies), and Article IX (Registration, Exchange, and Replacement of Notes) of that certain Note Purchase Agreement, dated as of February 2, 2022, among the Maker, the Payee, and the other parties thereto (the “Note Purchase Agreement”), which Articles and Sections are hereby made a part of this Note (as to the Maker and the Payee) as if set forth herein, mutatis mutandis. This Note is subject to all such terms and conditions, and the Payee is referred to the Securities Purchase Agreement and the aforementioned Articles and Sections of the Note Purchase Agreement for a statement of such terms and conditions.

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6.Conversion.

a.Optional Conversion. At any time prior to the payment in full of all outstanding principal and accrued and unpaid interest owing under this Note, the Payee may elect to convert all or a portion of such outstanding principal and accrued and unpaid interest into a number of shares of Common Stock equal to the quotient obtained by dividing (i) the amount of such outstanding aggregate principal amount plus accrued and unpaid interest through the date immediately prior to the date of conversion, by (ii) $1.088125 (the “Conversion Price”). The Payee may exercise this right by delivering written notice of such conversion to the Maker in the form attached as Annex A (the “Conversion Notice”) and tendering this Note to the Maker. Such conversion shall be completed on a date specified in the Conversion Notice, which shall be not less than three (3) and not more than five (5) Business Days following the date of the Conversion Notice, and at such closing, the Maker shall issue to the Payee the number of shares of Common Stock set forth in the Conversion Notice, as well as a replacement note representing the unconverted principal amount of any notes tendered, such replacement note to have the same terms and conditions as this Note.

b.Mandatory Conversion. If (i) the volume-weighted average trading price of the Common Stock on the principal national securities exchange on which the Common Stock is then listed for trading equals or exceeds the greater of (x) $2.50 per share of Common Stock or (y) $1.741 for twenty (20) trading days during the thirty (30) consecutive trading day period ending on, and including, the trading day immediately preceding the date on which the Maker provides the Maker Conversion Notice as set forth below, and (ii) the shares of Common Stock issuable upon conversion of the Note are then registered for resale pursuant to a then effective registration statement pursuant to which the Payee may currently resell such shares, then the Maker shall have the option from time to time, exercisable by delivery of written notice to the Payee substantially in the form attached hereto as Annex B (the “Maker Conversion Notice”), to convert all or a portion of the outstanding principal and accrued and unpaid interest then owing under this Note into a number of shares of Common Stock equal to the quotient obtained by dividing (A) the amount of such outstanding principal and accrued and unpaid interest owing through the date immediately prior to the date of conversion, by (B) the Conversion Price on a date specified in the Maker Conversion Notice that is no later than the second Business Day following such Maker Conversion Notice. On the date such a conversion occurs, the Maker shall pay to the Payee, in shares of Common Stock (valued at the then Conversion Price), an amount equal to the cumulative interest (compounded quarterly) that, but for the conversion, would have accrued on the amount converted pursuant to the terms hereof until the Maturity Date. For the avoidance of doubt, this Section 6(b) shall have no force and effect during or with respect to any period in which the Common Stock is not or has not been continually listed on any national securities exchange.

c.Change of Control Forced Conversion. In the event of a Change of Control, subject to the Payee’s right to convert this Note into Common Stock pursuant to Section 6(a), the Payee shall have the option, exercisable by delivery of written notice to the Maker substantially in the form attached hereto as Annex C (the “CoC Conversion Notice”) within thirty (30) Business Days following the effectiveness of such Change of Control, to either: (i) in full satisfaction hereof, on the fifth Business Day following delivery of the CoC Conversion Notice receive in cash the amount of the outstanding principal of and accrued and unpaid interest on this Note through the date immediately prior to the date of such payment, together with the aggregate amount of interest that, but for the Payee’s exercise of the option in this clause (i), would have accrued thereon, compounded quarterly, to the Maturity Date; or (ii) convert, no later than the fifth (5th) Business Day following the date of delivery of the CoC Conversion Notice, all of the outstanding principal and accrued and unpaid interest then owing under this Note into a number of shares of Common Stock equal to the quotient obtained by dividing (A) the amount of such outstanding principal and accrued and unpaid interest through the date immediately prior to the conversion date, by (B) the Minimum Maturity Conversion Price. For the purposes hereof, (a) a “Change of Control” means (i) the consummation of any transaction by the Maker the result of which is that any person or “group” (within the meaning of Section 13(d) of the Exchange Act), other than any Permitted Holder (as defined below), becomes the beneficial owner, directly or indirectly, of more than fifty percent (50%) of the voting stock of the Maker, measured by voting power rather than number of shares, units, or the like; provided that a transaction in which the Maker becomes a subsidiary of another person shall not constitute a Change of Control if, immediately following such transaction, the persons who were beneficial owners of the voting stock of the Maker immediately prior to such transaction beneficially own, directly or indirectly, fifty percent (50%) or more of the total voting power of the voting stock of such other person of whom the Maker has become a subsidiary by reason of their ownership of Common Stock of the Maker immediately prior to the transaction
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or (ii) the sale of all or substantially all of the Maker’s assets; and (b) “Permitted Holder” means ProFrac Holding Corp., a Delaware corporation, or any of its Affiliates.

d.Adjustments to Conversion Price. If, after the date hereof, the Maker (i) makes a distribution on its Common Stock in cash, securities (including Common Stock), or other property or assets, (ii) subdivides or splits its outstanding Common Stock into a greater number of Common Stock, (iii) combines or reclassifies its Common Stock into a smaller number of Common Stock, or (iv) issues by reclassification of its Common Stock any securities (including any reclassification in connection with a merger, consolidation, or business combination in which the Maker is the surviving person or another constituent corporation is issuing equity securities in exchange for Common Stock), then the Conversion Price in effect at the time of the record date for such distribution or of the effective date of such subdivision, split, combination, or reclassification shall be proportionately adjusted so that the conversion of the Note after such time shall entitle the Payee to receive the aggregate amount of cash and number of Common Stock (or shares of any securities into which such shares of Common Stock would have been combined, consolidated, merged, reclassified, or exchanged pursuant to clauses (iii) and (iv) above) that Payee would have been entitled to receive if the Note had been converted into shares of Common Stock immediately prior to such record date or effective date, as the case may be. An adjustment made pursuant to this Section 6(d) shall become effective immediately after the record date in the case of a distribution and shall become effective immediately after the effective date in the case of a subdivision, combination, reclassification (including any reclassification in connection with a merger, consolidation, or business combination in which the Maker is the surviving person or a constituent corporation) or split. Such adjustment shall be made successively whenever any event described above shall occur.

e.Termination of Rights. Upon the issuance of shares of Common Stock upon the conversion of any outstanding principal and accrued and unpaid interest owing under this Note, all rights of the Payee with respect to such principal and accrued and unpaid interest shall terminate.

f.Limitation of Conversion.

i.Notwithstanding anything to the contrary contained herein, unless shareholder approval therefor is obtained, the number of shares of Common Stock that may be acquired by the Payee pursuant to this Note shall be limited to the extent necessary to ensure that, following such acquisition, the total number of shares of Common Stock then beneficially owned by the Payee and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Payee’s for purposes of Section 13(d) of the Exchange Act, does not exceed 19.99% (the “Maximum Percentage”) of the total number of then issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable pursuant to this Note). For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the Payee and its Affiliates shall include the number of shares of Common Stock issuable pursuant to this Note with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable (i) with respect to the remaining portion of this Note beneficially owned by such Person and its Affiliates and (ii) upon exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by the Payee and its Affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein; provided that in no event shall the aggregate number of shares beneficially owned by the Payee and its Affiliates, calculated in accordance with Section 13(d) of the Exchange Act, exceed 19.99%. Except as set forth in the preceding sentence (other than the proviso thereto), for purposes of this paragraph (including the proviso in the immediately preceding sentence), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act; it being acknowledged by the Payee that the Company is not representing to such Payee that such calculation is in compliance with Section 13(d) of the Exchange Act and such Payee is solely responsible for any schedules required to be filed in accordance therewith.

ii.To the extent that the limitation contained in this Section 6(f) applies, the determination of whether this Note is convertible or exchangeable (in relation to other securities owned by the Payee) and of which a portion of this Note is convertible or exchangeable shall be in the sole discretion of the Payee, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group
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status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.

iii.Upon the written request of the Payee, the Company shall within three (3) Business Days confirm in writing to such Payee the number of shares of Common Stock then issued and outstanding. In any case, the number of issued and outstanding shares Common Stock shall be determined after giving effect to the conversion or exchange of securities of the Company, including the Notes, by the Payee and its Affiliates since the date as of which such number of issued and outstanding shares of Common Stock was reported.

iv.By written notice to the Company, the Payee may from time to time change the Maximum Percentage to any other percentage not in excess of 19.99% specified in such notice; provided, that (i) any such change will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, unless such notice is delivered on or prior to the date hereof in which case it shall be effective immediately, and (ii) any such change will apply only to the Holder and not to any other holder of Notes.

v.The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(f) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.

vi.To the extent that any of the limitations set forth in this Section 6(f) or in Section 7 below (collectively, the “Share Cap Limitations”) limit the issuance of shares of Common Stock to the Payee pursuant to this Note, the Payee shall have the right, at its election, to demand by written notice to the Company that the Company, in lieu of issuing to the Payee the number of shares of Common Stock that would cause the Payee’s beneficial ownership of shares of Common Stock to exceed the Share Cap Limitation identified in such notice (such shares, the “Relinquished Shares”), within five (5) Business Days from receipt of the Payee’s written notice of its election under this Section 6(f)(vi), issue and deliver to the Payee a Pre-Funded Warrant, in the form attached to the Note Purchase Agreement as Exhibit C thereto, unconditionally granting to the Payee the right to acquire, subject to the terms thereof, up to the aggregate number of shares of Common Stock equal to the Relinquished Shares; provided, however, that in the case the Company issues Pre-Funded Warrants pursuant to the preceding sentence, the Company shall also issue to the Payee additional Pre-Funded Warrants in an amount equal in value to the aggregate exercise price of Pre-Funded Warrants issued pursuant to this Section 6(f)(vi).

7.Share Limitations. Notwithstanding the provisions set forth in Section 3, Section 6, or anywhere else in this Note, (i) no shares of Common Stock will be issued under this Note unless and until the Company shall have submitted a Supplemental Listing Application to the NYSE covering all the shares of Common Stock issuable pursuant to this Note (the “Listing Application”) and NYSE shall have completed its review of, and approved, such Listing Application, (ii) no shares of Common Stock will be issued under this Note to the extent such issuance would constitute a “change of control” under the NYSE’s listing rules (the “Change of Control Limitation”) or would be in excess of the number of shares of Common Stock authorized and available for issuance under the Maker’s certificate of incorporation, as amended (the “Charter Limitation”), and (iii) the total number of shares of Common Stock that may be issued under this Note, when combined with any other shares of Common Stock which may be aggregated with such issuances under applicable NYSE rules for this purpose, will not exceed the number permitted under such applicable NYSE rules (the “Exchange Cap”), unless stockholder approval is obtained in order to comply with, satisfy or remove, as applicable, the Change of Control Limitation, the Charter Limitation, or the Exchange Cap, as applicable. In the event that the Company is unable to issue shares of Common Stock as a result of the NYSE not approving the Listing Application, the Change of Control Limitation, a Charter Limitation, or the Exchange Cap, the Company will instead settle the conversion or payment due at Maturity in cash (but only to the extent necessary to not trigger a Change of Control Limitation, a Charter Limitation, or the Exchange Cap, as applicable). To the extent shares of Common Stock are to be issued pursuant to this Note and other Notes simultaneously and the Company is unable to issue shares of Common Stock as a result of the Change of Control Limitation, a Charter Limitation, or the Exchange Cap and must instead settle the conversion or payment partially in cash, the allocation of Common Stock and cash to be issued or paid shall be pro rata among the Payee and the holders of such other Notes.

8.Defaults and Remedies. The Agreement defines certain Events of Default. The Note Obligations may be accelerated following an Event of Default in the manner provided in the Agreement.

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9.Waiver of Notice. The Maker hereby waives demand for payment, presentment for payment, protest, notice of payment, notice of dishonor, notice of nonpayment, notice of acceleration of maturity and diligence in taking any action to collect sums owing hereunder.

10.Officers and Directors Not Liable. In no event will any officer or director of the Maker be liable for any amounts due and payable pursuant to this Note.

11.Applicable Law. THIS NOTE WILL BE GOVERNED BY AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER STATE.
[Signature page follows]

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IN WITNESS WHEREOF, the Maker has executed and delivered this Note as of the day and year first above written.
FLOTEK INDUSTRIES, INC.

By:
Name:
Title:

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Annex A
Conversion Notice
The undersigned, the Payee, under that certain Convertible PIK Note issued by Flotek Industries, Inc., a Delaware corporation, on February [__], 2022 (the “Note”), hereby irrevocably elects to convert the amount indicated below of the Note on the date set forth below into shares of Common Stock at the Conversion Price pursuant to Section 6(a) of the Note. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in the Note.
Date of conversion: [ ]
Conversion Calculations:
Principal and accrued interest on the date immediately prior to conversion: $[ ]
Principal and accrued interest to be converted: $[ ]
Number of shares of Common Stock to be issued: [ ]
Principal amount immediately after redemption: $[ ]
Address for delivery of physical certificates: [ ]
PAYEE

By:
Name:
Title:
Date:

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Annex B
Maker Conversion Notice
Flotek Industries, Inc., a Delaware corporation, hereby irrevocably elects to convert the amount indicated below of the Convertible PIK Note on the date set forth below into shares of Common Stock at the Conversion Price pursuant to Section 6(b) of the Note. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in the Note.
Payee: [ ]
Conversion date: [ ]
Conversion Calculations:
Principal and accrued interest on the date immediately prior to conversion: $[ ]
Principal and accrued interest to be converted: $[ ]
Number of shares of Common Stock to be issued: [ ]
Principal amount immediately after redemption: $[ ]
FLOTEK INDUSTRIES, INC.
By:
Name:
Title:
Date:

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Annex C
CoC Conversion Notice
[ ] (the “Payee”) hereby notifies Flotek Industries, Inc., a Delaware corporation (the “Company”), that pursuant to Section 6(c) of the Company’s Convertible PIK Note due on February [___], 2023, held by the Payee, the Payee elects to receive from the Company, in compliance with the terms of such Section 6(c)
[ ] Cash in the amount specified in clause (i) of such Section 6(c); or
[ ] the number of shares of Common Stock determined pursuant to clause (ii) of such Section 6(c) of the Note.
Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in the Note.
Payee: [ ]
Principal and accrued interest on the date hereof: $[ ]
[Cash Payment: $[ ]]
[OR]
[Conversion Calculations:
Number of shares of Common Stock to be issued: [ ]]
[PAYEE’S LEGAL NAME]
By:
Name:
Title:
Date:

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Exhibit C
Form of Registration Rights Agreement
(See Attached)

A-2-40

REGISTRATION RIGHTS AGREEMENT
by and among
FLOTEK INDUSTRIES, INC.
and
PROFRAC HOLDINGS, LLC
[___], 2022
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REGISTRATION RIGHTS AGREEMENT
This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of [___], 2022 by and between Flotek Industries, Inc., a Delaware corporation (the “Company”), and ProFrac Holdings, LLC, a Texas limited liability company (the “Purchaser”).
WHEREAS, this Agreement is made in connection with the closing of the issuance and sale of the Purchased Securities pursuant to the Securities Purchase Agreement, dated as of February ___, 2022, by and between the Company and the Purchaser (the “Purchase Agreement”); and
WHEREAS, the Company has agreed to provide the registration and other rights set forth in this Agreement for the benefit of the Purchaser pursuant to the Purchase Agreement.
NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, the parties hereby agree as follows:
Article 1
DEFINITIONS
Section 1.1Definitions. The terms set forth below are used herein as so defined:
“Affiliate” means, with respect to a specified Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such specified Person. For purposes of this definition, “control” (including, with correlative meanings, “controlling,” “controlled by,” and “under common control with”) means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract, or otherwise.
“Agreement” has the meaning specified therefor in the Preamble of this Agreement.
“Business Day” means any day other than a Saturday, Sunday, any federal legal holiday or day on which banking institutions in the State of New York or State of Texas are authorized or required by law or other governmental action to close.
“Common Stock” means the common stock, par value $0.0001 per share, of the Company.
“Commission” means the United States Securities and Exchange Commission.
“Effective Date” means the initial date of effectiveness of a Shelf Registration Statement.
“Effectiveness Period” has the meaning specified therefor in Section 2.1(a) of this Agreement.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.
“Holder” means the record holder of any Registrable Securities.
“Included Registrable Securities” has the meaning specified therefor in Section 2.2(a) of this Agreement.
“Law” shall have the meaning set forth in the Purchase Agreement.
“Losses” has the meaning specified therefor in Section 2.8(a) of this Agreement.
“Managing Underwriter” means, with respect to any Underwritten Offering, the left lead book running manager of such Underwritten Offering.
“Other Holder” has the meaning specified in Section 2.2(b).
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“Person” means any individual, corporation, company, voluntary association, partnership, joint venture, trust, limited liability company, unincorporated organization, government or any agency, instrumentality, or political subdivision thereof, or any other form of entity.
“Piggyback Opt-Out Notice” has the meaning specified therefor in Section 2.2(a) of this Agreement.
“Piggyback Registration” has the meaning specified therefor in Section 2.2(a) of this Agreement.
“Purchase Agreement” has the meaning specified therefor in the Recitals of this Agreement.
“Purchased Securities” means the 10% Convertible PIK Notes to be issued and sold to the Purchaser pursuant to the Purchase Agreement.
“Purchaser” has the meaning set forth in the Preamble of this Agreement.
“Registrable Securities” means, subject to Section 1.2 of this Agreement, (i) the shares of Common Stock now held or hereafter acquired by the Purchaser (or an Affiliate of the Purchaser), and (ii) any shares of Common Stock issued as (or issuable upon the conversion, redemption, or exercise of any warrant, option, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any such shares of Common Stock described in clause (i) or the Purchased Securities. The number of Registrable Securities held by any Holder shall mean the number of Registrable Securities such Holder would hold after the full conversion, redemption, or exercise of any security held by such Holder that is convertible into or redeemable or exercisable for Registrable Securities (including the Purchased Securities) and the value of such Registrable Securities for purposes of determining whether any threshold set forth in this Agreement shall be calculated by multiplying such fully diluted number of shares of Registrable Securities by the average of the closing price on each securities exchange or nationally recognized quotation system on which the Common Stock is then listed for the ten (10) trading days preceding the date on which such value is being determined.
“Registration” means any registration pursuant to this Agreement, including pursuant to the Shelf Registration Statement or a Piggyback Registration.
“Registration Expenses” has the meaning specified therefor in Section 2.7(a) of this Agreement.
“Resale Opt-Out Notice” has the meaning specified therefor in Section 2.1(b) of this Agreement.
“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.
“Selling Expenses” has the meaning specified therefor in Section 2.7(a) of this Agreement.
“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a Registration.
“Shelf Registration Filing Deadline” means 120 days from the date of this Agreement.
“Shelf Registration Statement” means a registration statement under the Securities Act to permit the public resale of the Registrable Securities from time to time as permitted by Rule 415 of the Securities Act (or any similar provision then in force under the Securities Act).
“Transfer Agent” means the transfer agent for the Common Stock.
“Underwriter” means a securities dealer that purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.
“Underwritten Offering” means an offering (including an offering pursuant to a Shelf Registration Statement) in which Common Stock is sold to an underwriter on a firm commitment basis for reoffering to the public or an offering that is a “bought deal” with one or more investment banks.
“WKSI” means a well-known seasoned issuer (as defined in Rule 405 under the Securities Act).
Section 1.2Registrable Securities. Any Registrable Security will cease to be a Registrable Security (and the Company shall not be required to maintain the effectiveness of any, or file any, registration statement
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hereunder with respect thereto) at the earliest of the following: (a) when a registration statement covering such Registrable Security has been declared effective by the Commission and such Registrable Security has been sold or disposed of pursuant to such effective registration statement; (b) when such Registrable Security is held by the Company or one of its subsidiaries; (c) when such Registrable Security has been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such securities; (d) the date on which such Registrable Security has been sold pursuant to any section of Rule 144 under the Securities Act (or any similar provision then in force under the Securities Act, “Rule 144”) or any other exemption from the registration requirements of the Securities Act as a result of which the legend on any certificate or book-entry notation representing such Registrable Security restricting transfer of such Registrable Security has been removed; and (e) when such Registrable Security becomes eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, delivered to and reasonably acceptable to the Transfer Agent, unless such Registrable Security is held by a Holder that beneficially owns Common Stock representing 5% or more of the aggregate voting power of the Company’s common stock eligible to vote in the election of directors of the Company.
Article 2
REGISTRATION RIGHTS
Section 2.1Shelf Registration.
(i)Shelf Registration. The Company shall use its commercially reasonable efforts to prepare and file an initial Shelf Registration Statement under the Securities Act covering resales of the Registrable Securities on or before the Shelf Registration Filing Deadline. The Company shall use its commercially reasonable efforts to cause such initial Shelf Registration Statement to become effective no later than four months following the initial filing of the Shelf Registration Statement. The Company will use its commercially reasonable efforts to cause such initial Shelf Registration Statement filed pursuant to this Section 2.1(a) to be continuously effective under the Securities Act until the earliest of (i) all Registrable Securities covered by the Shelf Registration Statement have been distributed in the manner set forth and as contemplated in such Shelf Registration Statement, and (ii) such Registrable Securities cease to be Registrable Securities (the “Effectiveness Period”). Notwithstanding the foregoing, if the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415 of the Securities Act, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the applicable Shelf Registration Statement as required by the Commission, covering the maximum number of Registrable Securities permitted to be registered by the Commission; provided, however, that prior to filing such amendment, the Company shall be obligated to use diligent efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with applicable Commission guidance, including without limitation, Compliance and Disclosure Interpretation 612.09. In the event that such an amendment is required, the Company shall subsequently file, as promptly as allowed by the Commission or any guidance provided by the Commission to the Company, one or more additional Shelf Registration Statements to register for resale those Registrable Securities that were not registered for resale on the initial Shelf Registration Statement, as amended. The Company will use its commercially reasonable efforts to cause such amendment to the initial Shelf Registration Statement or subsequent Shelf Registration Statement, as applicable, to be continuously effective under the Securities Act during the Effectiveness Period. A Shelf Registration Statement filed pursuant to this Section 2.1(a) shall be on such appropriate registration form of the Commission as shall be selected by the Company. A Shelf Registration Statement when declared effective (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained in such Shelf Registration Statement, in the light of the circumstances under which a statement is made). As soon as practicable following the date that a Shelf Registration Statement becomes effective, but in any event within five (5) Business Days of such date, the Company shall provide the Holders with written notice of the effectiveness of a Shelf Registration Statement.
(ii)Resale Registration Opt-Out. At least five (5) Business Days before the initial filing of the Shelf Registration Statement required by Section 2.1(a), the Company shall provide advance written notice to each Holder that it plans to file a Shelf Registration Statement. Any Holder may deliver advance written notice (a “Resale Opt-Out Notice”) to the Company requesting that such Holder not be included in a
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Shelf Registration Statement prior to its initial filing. Following delivery of a Resale Opt-Out Notice from a Holder, the Company shall not be required to include the Registrable Securities of such Holder in such Shelf Registration Statement.
(iii)Delay Rights. Notwithstanding anything to the contrary contained herein, the Company may, upon written notice to any Selling Holder whose Registrable Securities are included in a Shelf Registration Statement, suspend such Selling Holder’s use of any prospectus which is a part of the Shelf Registration Statement (in which event the Selling Holder shall discontinue sales of the Registrable Securities pursuant to the Shelf Registration Statement) if (i) the Company is pursuing an acquisition, merger, reorganization, disposition, financing, securities offering, or other similar transaction and the Company determines in good faith that the Company’s ability to pursue or consummate such a transaction would be adversely affected by any required disclosure of such transaction in the Shelf Registration Statement, (ii) the Company has experienced some other material non-public event the disclosure of which at such time, in the good faith judgment of the Company, would adversely affect the Company, or (iii) render the Company unable to comply with the requirements of the Securities Act or Exchange Act; provided, however, that in no event shall the Selling Holders be suspended from selling Registrable Securities pursuant to the Shelf Registration Statement for a period of sixty (60) consecutive days or an aggregate of one-hundred and twenty (120) days in any 365-day period. Upon disclosure of such information or the termination of the condition described above, the Company shall provide prompt notice to the Selling Holders whose Registrable Securities are included in a Shelf Registration Statement, and shall promptly terminate any suspension of sales it has put into effect and shall take such other actions necessary or appropriate to permit registered sales of Registrable Securities as contemplated in this Agreement.
(iv)Renewal. If, by the third anniversary of the initial effective date of a Shelf Registration Statement filed pursuant to this Section 2.1 (the “Renewal Deadline”), any of the Registrable Securities remain unsold by a Holder included on such Registration, and the Company has not received an opinion of counsel indicating that the Effectiveness Period will continue uninterrupted beyond the Renewal Deadline, the Company shall file, if it has not already done so and is eligible to do so, a new Shelf Registration Statement covering the Registrable Securities included on the prior Shelf Registration Statement and shall use its commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective within 180 days after the Renewal Deadline; and the Company shall take all other action necessary or appropriate to permit the public offering and sale of the Registrable Securities to continue as contemplated in the expired Shelf Registration Statement. References herein to a Shelf Registration Statement shall include such new shelf registration statement.
Section 2.2Piggyback Registration.
(i)Participation. If at any time the Company proposes to file (i) at a time when the Company is not a WKSI, a registration statement and such Holder has not previously included its Registrable Securities in a Shelf Registration Statement contemplated by Section 2.1(a) of this Agreement that is currently effective, or (ii) a prospectus supplement to an effective “automatic shelf registration statement” (as defined in Rule 405 under the Securities Act), so long as the Company is a WKSI at such time or, whether or not the Company is a WKSI, so long as the Registrable Securities were previously included in the underlying Shelf Registration Statement or are included in an effective Shelf Registration Statement, or in any case in which Holders may participate in such offering without the filing of a post-effective amendment, in each case, for the sale of Common Stock in an Underwritten Offering for its own account and/or another Person, other than (a) a registration relating solely to employee benefit plans, (b) a registration on a registration statement on Form S-8, (c) a registration relating solely to a Rule 145 transaction, or (d) a registration statement on any registration form which does not permit secondary sales, then the Company shall give not less than ten (10) Business Days advance notice (including, but not limited to, notification by e-mail; such notice, a “Piggyback Notice”) of such proposed Underwritten Offering to each Holder, and such notice shall offer such Holder the opportunity to participate in such Underwritten Offering and to include in such Underwritten Offering such number of Registrable Securities (the “Included Registrable Securities”) as each such Holder may request in writing (a “Piggyback Registration”); provided, however, that the Company shall not be required to include the Registrable Securities of the Holders in such Registration to the extent that the Company has been advised by the Managing Underwriter that the inclusion of Registrable Securities for sale for the benefit of the Holders and any other applicable
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Persons will have an adverse effect on the offering price, material terms or conditions, timing, or probability of success of the distribution of the Common Stock in the Underwritten Offering; and provided, further, that to the extent consistent with the advice of the Managing Underwriter referred to in the preceding proviso, the amount of Registrable Securities to be offered for the accounts of Holders (if any) shall be determined based on the provisions of Section 2.2(b). Each Piggyback Notice shall be provided to Holders on a Business Day pursuant to Section 3.1 hereof and confirmation of receipt of such notice shall be requested in the notice. The Holder will have five (5) Business Days after notice has been delivered to request in writing the inclusion of Registrable Securities in the Underwritten Offering. If no request for inclusion from a Holder is received within the specified time, such Holder shall have no further right to participate in such Piggyback Registration. If, at any time after giving written notice of its intention to undertake an Underwritten Offering and prior to the closing of such Underwritten Offering, the Company shall determine for any reason not to undertake or to delay such Underwritten Offering, the Company may, at its election, give written notice of such determination to the Selling Holders and, (x) in the case of a determination not to undertake such Underwritten Offering, shall be relieved of its obligation to sell any Included Registrable Securities in connection with such terminated Underwritten Offering, and (y) in the case of a determination to delay such Underwritten Offering, shall be permitted to delay offering any Included Registrable Securities for the same period as the delay in the Underwritten Offering. Any Selling Holder shall have the right to withdraw such Selling Holder’s request for inclusion of such Selling Holder’s Registrable Securities in such Underwritten Offering by giving written notice to the Company of such withdrawal up to and including the time of pricing of such offering. Any Holder may deliver written notice (a “Piggyback Opt-Out Notice”) to the Company requesting that such Holder not receive notice from the Company of any proposed Underwritten Offering; provided, however, that such Holder may later revoke any such Piggyback Opt-Out Notice in writing within five (5) Business Days from the date of the Piggyback Opt-Out Notice. Following receipt of a Piggyback Opt-Out Notice from a Holder (unless subsequently revoked), the Company shall not be required to deliver any notice to such Holder pursuant to this Section 2.2(a) and such Holder shall no longer be entitled to participate in Underwritten Offerings by the Company pursuant to this Section 2.2(a), unless such Piggyback Opt-Out Notice is revoked by such Holder.
(ii)Priority of Piggyback Registration. If the Managing Underwriter or Underwriters of any proposed Underwritten Offering of shares of Common Stock included in a Piggyback Registration advises the Company that the total shares of Common Stock which the Selling Holders and any other applicable Persons intend to include in such offering exceeds the number which can be sold in such offering without being likely to have an adverse effect on the offering price, material terms or conditions, timing, or probability of success of the distribution of the Common Stock offered or the market for the Common Stock, then the Piggyback Notice provided by the Company pursuant to Section 2.2(a) shall include notification of such determination or, if such determination is made after the Piggyback Notice has been given, then the Company shall furnish notice in writing (including by e-mail) to the Holders (or those who have timely elected to participate in such Underwritten Offering), and the Common Stock to be included in such Underwritten Offering shall include the number of shares of Common Stock that such Managing Underwriter or Underwriters advises the Company can be sold without having such adverse effect, with such number to be allocated: (i) if such Piggyback Registration was initiated by the Company, (A) first, to the Company, (B) second, pro rata among the Selling Holders and any other Persons who have been or after the date hereof are granted registration rights on parity with the registration rights granted under this Agreement (the “Other Holders”) who have requested participation in the Piggyback Registration (based, for each such Selling Holder or Other Holder, on the percentage derived by dividing (1) the number of shares of Common Stock proposed to be sold by such Selling Holder or such Other Holder in such offering, by (2) the aggregate number of shares of Common Stock proposed to be sold by all Selling Holders and all Other Holders in the Piggyback Registration), and (C) third, if applicable, to any other holder of shares of Common Stock with registration rights that are subordinate to the rights of the Holders hereunder; and (ii) if such Piggyback Registration was not initiated by the Company, (A) first, to the Persons initiating such Registration, (B) second, pro rata among the Selling Holders and any Other Holders who have requested participation in the Piggyback Registration (based, for each such Selling Holder or Other Holder, on the percentage derived by dividing (1) the number of shares of Common Stock proposed to be sold by such Selling Holder or such Other Holder in such offering, by (2) the aggregate number of shares of Common Stock proposed to be sold by all Selling Holders and all Other Holders in the Piggyback Registration other
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than the Persons initiating such Registration), and (C) third, if applicable, to any other holder of shares of Common Stock with registration rights that are subordinate to the rights of the Holders hereunder.
Section 2.3Secondary Underwritten Offering.
(i)Notice to Company. In the event that a Selling Holder (together with any Affiliates that are Selling Holders) elects to dispose of Registrable Securities under the Shelf Registration Statement pursuant to an Underwritten Offering for its own account of at least $10 million, such Selling Holder shall give notice of such election in writing (including, but not limited to, notification by e-mail; such notice, the “Selling Holder Election Notice”) to the Company not less than twenty (20) Business Days before the date such Selling Holder intends for such Underwritten Offering to commence marketing (whether on a confidential basis or on a public basis); provided that the Company shall not be required to conduct more than two Underwritten Offerings pursuant to this Section 2.3 in any 365-day period pursuant to Selling Holder Election Notices. The Selling Holder Election Notice shall specify the number of Registrable Securities that the Selling Holder intends to offer in such Underwritten Offering and the expected commencement date thereof. The Company shall, at the request of such Selling Holder, enter into an underwriting agreement in customary form with the Managing Underwriter or Underwriters, which shall include, among other provisions, indemnities to the effect and to the extent provided in Section 2.8, and shall take all such other reasonable actions as are requested by the Managing Underwriter in order to expedite or facilitate the disposition of the Registrable Securities.
(ii)Notice to Holders. Not later than two (2) Business Days after receipt by the Company of the Selling Holder Election Notice, unless the Company determines in accordance with Section 2.1(c) to delay such Underwritten Offering (in which event the Company shall promptly notify the initiating Selling Holder in writing of such determination), the Company shall provide written notice (including, but not limited to, notification by e-mail) to the other Holders of Registrable Securities of the Selling Holder’s intention to conduct an Underwritten Offering and such notice shall offer such other Holders the opportunity to participate in such Underwritten Offering and to include in such Underwritten Offering such number of Registrable Securities as each such Holder may request in writing. Each such other Holder will have five (5) Business Days after notice has been delivered to request in writing submitted to the Company the inclusion of Registrable Securities in the Underwritten Offering. If no request for inclusion from a Holder is received by the Company within the specified time, such Holder shall have no further right to participate in such Underwritten Offering. If, at any time after giving written notice of its intention to undertake an Underwritten Offering and prior to the closing of such Underwritten Offering, the Selling Holder giving the notice shall determine for any reason not to undertake or to delay such Underwritten Offering, such Selling Holder may, at its election, give written notice of such determination to the Company and the Company shall notify the other Holders and, (x) in the case of a determination not to undertake such Underwritten Offering, shall be relieved of its obligation to include Registrable Securities of any other Holder, and (y) in the case of a determination to delay such Underwritten Offering, shall be permitted to delay offering any Registrable Securities of any other Holder for the same period as the delay in the Underwritten Offering. Any other Holder shall have the right to withdraw such Holder’s request for inclusion of such Holder’s Registrable Securities in such Underwritten Offering by giving written notice to the Company of such withdrawal up to and including the time of pricing of such offering. If the Managing Underwriter or Underwriters of any proposed Underwritten Offering of Registrable Securities under a Shelf Registration Statement advises the Company that the total amount of Registrable Securities which the Selling Holders and any other Persons intend to include in such offering exceeds the number which can be sold in such offering without being likely to have an adverse effect on the offering price, timing or probability of success of the distribution of the Registrable Securities offered or the market for the Registrable Securities, then the Registrable Securities to be included in such Underwritten Offering shall include the number of Registrable Securities that such Managing Underwriter or Underwriters advises the Company can be sold without having such adverse effect, with such number to be allocated pro rata among the Selling Holders and the other Holders who have requested participation in the Underwritten Offering (based, for each such Selling Holder or other Holder, on the percentage derived by dividing (A) the number of Registrable Securities proposed to be sold by such Selling Holder or such other Holder in such offering;
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by (B) the aggregate number of Registrable Securities proposed to be sold by all Selling Holders and all other Holders in such Underwritten Offering).
Section 2.4Sale Procedures.
(i)General Procedures. In connection with any Underwritten Offering (i) under Section 2.2 of this Agreement, the Company shall be entitled to select the Managing Underwriter or Underwriters, and (ii) under Section 2.3 of this Agreement, the Selling Holders shall be entitled to select the Managing Underwriter or Underwriters. In connection with an Underwritten Offering contemplated by this Agreement in which a Selling Holder participates, each Selling Holder and the Company shall be obligated to enter into an underwriting agreement with the Managing Underwriter or Underwriters which contains such representations, covenants, indemnities, and other rights and obligations as are customary in underwriting agreements for firm commitment offerings of equity securities. No Selling Holder may participate in such Underwritten Offering unless such Selling Holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities, and other documents reasonably required under the terms of such underwriting agreement. Each Selling Holder may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters also be made to and for such Selling Holder’s benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to its obligations. No Selling Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Selling Holder’s ownership of the securities being registered on its behalf and its intended method of distribution and any other representation required by law. If any Selling Holder disapproves of the terms of an underwriting, such Selling Holder may elect to withdraw therefrom by notice to the Company and the Managing Underwriter; provided, however, that such withdrawal must be made at least two Business Days prior to the time of pricing of such Underwritten Offering to be effective. No such withdrawal or abandonment shall affect the Company’s obligation to pay Registration Expenses. Upon the receipt by the Company of a written request from the Holders of at least $10 million dollars of Registrable Securities that are participating in any Underwritten Offering contemplated by this Agreement, the Company’s management shall be required to participate in a roadshow or similar marketing effort in connection with any Underwritten Offering to the extent it does not unreasonably interfere with the Company’s management’s operations of the business.
(ii)In connection with its obligations under this Article II, the Company will:
(A)As expeditiously as possible, prepare and file with the Commission such amendments and supplements to the Shelf Registration Statement and the prospectus used in connection therewith as may be necessary to keep a Shelf Registration Statement effective for the Effectiveness Period and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by a Shelf Registration Statement;
(B)if a prospectus supplement will be used in connection with the marketing of an Underwritten Offering from a Shelf Registration Statement and the Managing Underwriter at any time shall notify the Company in writing that, in the sole judgment of such Managing Underwriter, the inclusion of detailed information to be used in such prospectus supplement is of material importance to the success of the Underwritten Offering of such Registrable Securities, the Company shall use its commercially reasonable efforts to include such information in the prospectus supplement;
(C)furnish to each Selling Holder (A) a reasonable period before filing a Shelf Registration Statement or any other registration statement contemplated by this Agreement or any supplement or amendment thereto, upon request, copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits and each document incorporated by reference therein to the extent then required by the rules and regulations of the Commission if such exhibits and documents are not otherwise available on the Commission’s EDGAR filing system (or any successor system)), and provide each such Selling Holder the opportunity to object to any
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information pertaining to such Selling Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by such Selling Holder with respect to such information prior to filing such Shelf Registration Statement or such other registration statement and the prospectus included therein or any supplement or amendment thereto, and (B) such number of copies of such Shelf Registration Statement or such other registration statement and the prospectus included therein and any supplements and amendments thereto as such Persons may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Shelf Registration Statement or other registration statement;
(D)if applicable, use its commercially reasonable efforts to register or qualify the Registrable Securities covered by a Shelf Registration Statement or any other registration statement contemplated by this Agreement under the securities or blue sky laws of such jurisdictions as the Selling Holders or, in the case of an Underwritten Offering, the Managing Underwriter, shall reasonably request, provided that Flotek will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;
(E)promptly notify each Selling Holder and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of: (A) the filing of a Shelf Registration Statement or any other registration statement contemplated by this Agreement or any prospectus included therein or any amendment or supplement thereto (other than any amendment or supplement resulting from the filing of a document incorporated by reference therein), and, with respect to such Shelf Registration Statement or any other registration statement or any post-effective amendment thereto, when the same has become effective; and (B) the receipt of any written comments from the Commission with respect to any filing referred to in clause (A) and any written request by the Commission for amendments or supplements to such Shelf Registration Statement or any other registration statement or any prospectus or prospectus supplement thereto;
(F) immediately notify each Selling Holder and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of: (A) the happening of any event as a result of which the prospectus contained in a Shelf Registration Statement or any other registration statement contemplated by this Agreement or any supplemental amendment thereto, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; (B) the issuance or threat of issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or any other registration statement contemplated by this Agreement, or the initiation of any proceedings for that purpose; or (C) the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction. Following the provision of such notice, the Company agrees to as promptly as practicable amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and to take such other action as is necessary to remove a stop order, suspension, threat thereof, or proceedings related thereto;
(G)upon request and subject to appropriate confidentiality obligations, furnish to each Selling Holder copies of any and all transmittal letters or other correspondence with the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of Registrable Securities;
(H)in the case of an Underwritten Offering, furnish upon request, (A) an opinion of counsel for the Company, dated the effective date of the applicable registration statement or the date of any amendment or supplement thereto (other than any amendment or supplement resulting
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from the filing of a document incorporated by reference therein), preliminary or prospectus supplement, and a letter of like kind dated the date of the closing under the underwriting agreement, and (B) a “comfort” letter, dated the pricing date of such Underwritten Offering and a letter of like kind dated the date of the closing under the underwriting agreement, in each case, signed by the independent public accountants who have certified the Company’s financial statements included or incorporated by reference into the applicable registration statement, and each of the opinion and the “comfort” letter shall be in customary form and covering substantially the same matters with respect to such registration statement (and the prospectus included therein and any supplement thereto) and as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to the underwriters in underwritten offerings of securities, such other matters as such underwriters may reasonably request;
(I)otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;
(J)make available to the appropriate representatives of the underwriters access to such information and the Company personnel as is reasonable and customary to enable such parties and their representatives to establish a due diligence defense under the Securities Act; provided that the Company need not disclose any non-public information to any such representative unless and until such representative has entered into a confidentiality agreement with the Company;
(K)cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or nationally recognized quotation system on which such securities issued by the Company are then listed;
(L)use its commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be legally required by virtue of the business and operations of the Company to enable the Selling Holders to consummate the disposition of such Registrable Securities;
(M)provide a transfer agent and registrar for all Registrable Securities covered by such registration statement; and
(N)enter into customary agreements and take such other actions as are reasonably requested by the Selling Holders or the underwriters, if any, in order to expedite or facilitate the disposition of such Registrable Securities.
(iii)Each Selling Holder, upon receipt of notice from the Company of the happening of any event of the kind described in Section 2.4(b)(vi), shall forthwith discontinue disposition of the Registrable Securities until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.4(b)(vi) or until it is advised in writing by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings incorporated by reference in the prospectus, and, if so directed by the Company, such Selling Holder will, or will request the Managing Underwriter or underwriters, if any, to deliver to the Company (at the Company’s expense) all copies in their possession or control, other than permanent file copies then in such Selling Holder’s possession, of the prospectus and any prospectus supplement covering such Registrable Securities current at the time of receipt of such notice.
Section 2.5Cooperation by Holders. The Company shall have no obligation to include Registrable Securities of a Holder in the Shelf Registration Statement or in an Underwritten Offering under Article II of this Agreement if such Selling Holder has failed to timely furnish such information which, in the opinion of counsel to
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the Company, is reasonably required in order for the registration statement or prospectus supplement, as applicable, to comply with the Securities Act.
Section 2.6Restrictions on Public Sale by Holders of Registrable Securities. Each Holder of Registrable Securities agrees that, in connection with any registered offering of the Common Stock or other equity securities of the Company, and upon the request of the Managing Underwriter, such Holder shall not, during a period of up to ninety (90) calendar days beginning on the date of a prospectus supplement filed with the Commission with respect to the pricing of an Underwritten Offering, or other prospectus (including any free writing prospectus) containing the terms of the pricing of such Underwritten Offering, (a) offer, pledge, sell, contract to sell, grant any option or contract to purchase, purchase any option or contract to sell, hedge the beneficial ownership of, or otherwise dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into, exercisable for, or exchangeable for shares of Common Stock, or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of Common Stock or such other securities, in cash, or otherwise; provided that (i) the Company gives written notice to such Holder of the date of the commencement and termination of such period with respect to any such Underwritten Offering, and (ii) the duration of the foregoing restrictions shall be no longer than the duration of the shortest restriction generally imposed by the underwriters on the executive officers or directors or any other stockholder of the Company on whom a restriction is imposed; and provided further that this Section 2.6 shall only be applicable to Holders of Registrable Securities who (together with their Affiliates that hold Registrable Securities) own at least $5 million of Registrable Securities.
Section 2.7Expenses.
(i)Certain Definitions. “Registration Expenses” means all expenses incident to the Company’s performance under or compliance with this Agreement to effect the registration of Registrable Securities in a Shelf Registration Statement pursuant to Section 2.1, a Piggyback Registration pursuant to Section 2.2, an Underwritten Offering pursuant to Section 2.3 and the disposition of such securities, including, without limitation, all registration, filing, securities exchange listing and fees, all registration, filing, qualification, and other fees and expenses of complying with securities or blue sky laws, fees of the Financial Industry Regulatory Authority, transfer taxes and fees of transfer agents and registrars, all word processing, duplicating, and printing expenses, all roadshow expenses borne by it and the fees and disbursements of counsel and independent public accountants for the Company, including the expenses of any “comfort” letters required by or incident to such performance and compliance, and reasonable fees and expenses of one counsel to the Holders reasonably acceptable to the Company and selected by the Holders that hold a majority of the Registrable Securities to be included in such filing in connection with the filing or amendment of any Registration Statement or Prospectus hereunder. The Company shall not be responsible for, and Registration Expenses shall not include, any “Selling Expenses,” which means all underwriting fees, discounts, and selling commissions, and transfer taxes.
(ii)Expenses. The Company will pay all reasonable Registration Expenses in connection with a Shelf Registration Statement, a Piggyback Registration, or Underwritten Offering, whether or not any sale is made pursuant to such Shelf Registration Statement, Piggyback Registration, or Underwritten Offering. Each Selling Holder shall pay its pro rata share of all Selling Expenses in connection with any sale of its Registrable Securities hereunder.
Section 2.8Indemnification.
(i)By the Company. In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Selling Holder thereunder, its directors, officers, employees, agents, and managers, and each underwriter, pursuant to the applicable underwriting agreement with such underwriter, of Registrable Securities thereunder and each Person, if any, who controls such Selling Holder or underwriter within the meaning of the Securities Act and the Exchange Act, and its directors, officers, employees, agents, and managers, against any losses, claims, damages, expenses, or liabilities (including reasonable attorneys’ fees and expenses) (collectively, “Losses”), joint or several, to which such Selling Holder or underwriter or controlling Person or directors, officers, employees, agents, or managers may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact (in the case of any prospectus, in light of the circumstances under which such statement is made) contained in the Shelf Registration Statement or any other registration statement contemplated by
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this Agreement, any preliminary prospectus or final prospectus contained therein, or any free writing prospectus related thereto, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and will reimburse each such Selling Holder, its directors and officers, each such underwriter and each such controlling Person and each such director, officer, employees, agent, or manager for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or actions or proceedings; provided, however, that the Company will not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Selling Holder, such underwriter, or such controlling Person in writing specifically for use in the Shelf Registration Statement or such other registration statement, or prospectus supplement, as applicable, or information relating to such Selling Holder that was reviewed and expressly approved in writing by such Selling Holder expressly for use in a registration statement, such prospectus supplement or in any amendment or supplement thereto, as applicable. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder or any such director, officer, employee, agent, manager, or controlling Person, and shall survive the transfer of such securities by such Selling Holder.
(ii)By Each Selling Holder. Each Selling Holder agrees severally and not jointly to indemnify and hold harmless the Company, its directors, officers, employees, and agents and each Person, if any, who controls the Company within the meaning of the Securities Act or of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Selling Holders, but only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in the Shelf Registration Statement, any other registration statement contemplated by this Agreement or prospectus supplement relating to the Registrable Securities, or any amendment or supplement thereto; provided, however, that the liability of each Selling Holder shall not be greater in amount than the dollar amount of the proceeds (net of any Selling Expenses) received by such Selling Holder from the sale of the Registrable Securities giving rise to such indemnification less the amount of any damages that such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.
(iii)Notice. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under this Section 2.8(c) except to the extent that the indemnifying party is materially prejudiced by such failure. In any action brought against any indemnified party, it shall notify the indemnifying party of the commencement thereof. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.8 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, (i) if the indemnifying party has failed to assume the defense and employ counsel reasonably satisfactory to the indemnified party or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party or representation by both parties by the same counsel is otherwise inappropriate under the applicable standards of professional conduct, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding any other provision of this Agreement, the indemnifying party shall not settle any indemnified claim without the consent of the indemnified party, unless the settlement thereof imposes no liability or obligation on, includes a complete release from liability of, and does not contain any admission of wrong doing by, the
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indemnified party. An indemnifying party shall not be liable for any settlement of any action or claim referred to in this Section 2.8 effected without its written consent (which shall not be unreasonably withheld, conditioned, or delayed).
(iv)Contribution. If the indemnification provided for in this Section 2.8 is held by a court or government agency of competent jurisdiction to be unavailable to the Company or any Selling Holder or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of such Selling Holder on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that in no event shall such Selling Holder be required to contribute an aggregate amount in excess of the dollar amount of proceeds (net of Selling Expenses) received by such Selling Holder from the sale of Registrable Securities giving rise to such indemnification less the amount of any damages that such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The relative fault of the Company on the one hand and each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this paragraph. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or defending any Loss which is the subject of this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.
(v)Other Indemnification. The provisions of this Section 2.8 shall be in addition to any other rights to indemnification or contribution which an indemnified party may have pursuant to law, equity, contract, or otherwise.
Section 2.9Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its commercially reasonable efforts to:
(i)Make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144, at all times from and after the date hereof;
(ii)File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at all times from and after the date hereof;
(iii)So long as a Holder, together with its Affiliates, owns any Registrable Securities, (i) unless otherwise available at no charge by access electronically to the Commission’s EDGAR filing system (or any successor system), furnish to such Holder forthwith upon request a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration, and (ii) to the extent accurate, furnish to such Holder upon reasonable request a written statement of the Company that it has complied with the reporting requirements of Rule 144; and
(iv)Provide opinion(s) of counsel as may be reasonably necessary in order for a Holder to avail itself of Rule 144 to allow such Holder to sell any Registrable Securities without registration, and remove, or cause to be removed, the notation of any restrictive legend on such Holder’s book-entry account
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maintained by the Company’s transfer agent, and bear all costs associated with the removal of such legend in the Company’s books.
Section 2.10Transfer or Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities granted to the Purchaser by the Company under this Article II may be transferred or assigned by each Purchaser to one or more transferee(s) or assignee(s) of such Registrable Securities or securities convertible, redeemable, or exchangeable for Registrable Securities (including the Purchased Securities), in each case, who (a) (i) are Affiliates of such Purchaser, or (ii) hold, collectively with its or their Affiliates, after giving effect to such transfer or assignment, at least $3 million of Registrable Securities or 1% of the Registrable Securities as of the date hereof, and (b) who assume in writing responsibility for the obligations of such Purchaser under this Agreement with respect to the securities so transferred. The Company shall be given written notice prior to any said transfer or assignment, stating the name and address of each such transferee and identifying the securities with respect to which such registration rights are being transferred or assigned.
Section 2.11Aggregation of Registrable Securities. All Registrable Securities held or acquired by Persons who are Affiliates of one another shall be aggregated together for the purpose of determining the availability of any rights under this Agreement. In addition, all other shares of Common Stock held by a Person and for which such Person has similar registration rights pursuant to an agreement between such Person and the Company shall be aggregated together for the purpose of determining such Person’s rights under this Agreement solely as such shares relate to minimum quantity requirements contemplated herein; provided that, for the avoidance of doubt, such Common Stock shall not otherwise be deemed Registrable Securities for any other purpose under this Agreement.
Article 3
MISCELLANEOUS
Section 3.1Communications. All notices and demands provided for hereunder shall be in writing and shall be given by registered or certified mail, return receipt requested, e-mail, air courier guaranteeing overnight delivery or personal delivery to the following addresses:
(i)If to Purchaser:
ProFrac Holdings, LLC
333 Shops Boulevard, Suite 301
Willow Park, Texas 75022
Attention: Rob Willette
Email: robert.willette@profrac.com

With a copy to:
Brown Rudnick LLP
One Financial Center
Boston, Massachusetts 02111
Attention: Andreas Andromalos
Email: AAndromalos@brownrudnick.com

(ii)If to the Company:
Flotek Industries, Inc.
8846 N. Sam Houston Parkway W.
Houston, Texas 77064
Attention: Nicholas J. Bigney
Email: NBigney@flotekind.com
with a copy (which shall not constitute notice) to:
Norton Rose Fulbright US LLP
1301 McKinney, Suite 5100
Houston, Texas 77010-3095
Attention: Robert Morris; Brandon Byrne
Email: robert.morris@nortonrosefulbright.com; brandon.byrne@nortonrosefulbright.com or, if to a transferee of the Purchaser, to the transferee at the address provided pursuant to Section 2.10 above. All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; upon actual receipt if sent by certified or registered mail, return receipt requested, or regular mail, if
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mailed; upon actual receipt of the e-mail, if sent via e-mail; and upon actual receipt when delivered to an air courier guaranteeing overnight delivery.
Section 3.2Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties, including subsequent Holders of Registrable Securities to the extent permitted herein.
Section 3.3Assignment of Rights. All or any portion of the rights and obligations of any Purchaser under this Agreement may be transferred or assigned by such Purchaser in accordance with Section 2.10 hereof.
Section 3.4Recapitalization, Exchanges, Etc. Affecting the Registrable Securities. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets, or otherwise) which may be issued in respect of, in exchange for, or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, recapitalizations, and the like occurring after the date of this Agreement.
Section 3.5Specific Performance. Damages in the event of breach of this Agreement by a party hereto would be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives (a) any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief or that a remedy at law would be adequate and (b) any requirement under any law to post securities as a prerequisite to obtaining equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity which such Person may have.
Section 3.6Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.
Section 3.7Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
Section 3.8Governing Law, Submission to Jurisdiction. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION. Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement or the Transactions shall be brought and determined by courts of the State of New York located in the Borough of Manhattan, New York City, and the federal courts of the United States of America located in the State of New York, Sothern District, and each of the parties hereto irrevocably submits to the exclusive jurisdiction of such courts solely in respect of any legal proceeding arising out of or related to this Agreement.
Section 3.9Waiver of Jury Trial. THE PARTIES TO THIS AGREEMENT EACH HEREBY WAIVE, AND AGREE TO CAUSE THEIR AFFILIATES TO WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. THE PARTIES TO THIS AGREEMENT EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
Section 3.10Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or
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unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.
Section 3.11Entire Agreement. This Agreement and the Purchase Agreement are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein or therein. There are no restrictions, promises, warranties, or undertakings, other than those set forth or referred to herein or therein with respect to the rights granted by the Company set forth herein or therein. This Agreement and the Purchase Agreement supersede all prior representations, warranties, agreements, and understandings between the parties with respect to such subject matter.
Section 3.12Term; Amendment. This Agreement shall automatically terminate and be of no further force and effect on the date on which there are no Registrable Securities. This Agreement may be amended only by means of a written amendment signed by the Company and the Holders of a majority of the then outstanding Registrable Securities; provided, however, that no such amendment shall materially and adversely affect the rights of any Holder hereunder without the consent of such Holder; and, provided, further, that each Holder shall have the right to, in its discretion and without consent from or notice to any other Holder, waive any or all of its rights hereunder and negotiate with the Company in lieu thereof such other terms and conditions, if any, as they may agree regarding the matters addressed hereby.
Section 3.13No Presumption. In the event any claim is made by a party relating to any conflict, omission, or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.
Section 3.14Obligations Limited to Parties to Agreement. Each of the parties hereto covenants, agrees, and acknowledges that no Person other than the Purchaser, Selling Holders, their respective permitted assignees, and the Company shall have any obligation hereunder and that, notwithstanding that one or more of the Company and the Purchaser may be a corporation, partnership, or limited liability company, no recourse under this Agreement or under any documents or instruments delivered in connection herewith or therewith shall be had against any former, current, or future director, officer, employee, agent, general or limited partner, manager, member, stockholder, or Affiliate of any of the Company, the Purchaser, Selling Holders, or their respective permitted assignees, or any former, current, or future director, officer, employee, agent, general or limited partner, manager, member, stockholder, or Affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on, or otherwise by incurred by any former, current, or future director, officer, employee, agent, general or limited partner, manager, member, stockholder, or Affiliate of any of the Company, the Purchaser, Selling Holders, or any of their respective assignees, or any former, current, or future director, officer, employee, agent, general or limited partner, manager, member, stockholder, or Affiliate of any of the foregoing, as such, for any obligations of the Company, the Purchaser, Selling Holders or their respective permitted assignees under this Agreement or any documents or instruments delivered in connection herewith or therewith or for any claim based on, in respect of, or by reason of such obligation or its creation, except in each case for any assignee of the Purchaser or a Selling Holder hereunder.
Section 3.15Interpretation. Article and Section references in this Agreement are references to the corresponding Article and Section to this Agreement, unless otherwise specified. All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts, and agreements as the same may be amended, supplemented, and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to.” Whenever any determination, consent or approval is to be made or given by the Purchaser under this Agreement, such action shall be in such Purchaser’s sole discretion unless otherwise specified.
Section 3.16No Inconsistent Agreements; Additional Rights
. During the time period during which the Purchaser and its Affiliates beneficially own at least 30% of the shares of the Company’s Common Stock, if the Company hereafter enters into a registration rights agreement with a third party with terms more favorable than those set forth herein with respect to Holders of shares of Common Stock, this Agreement shall, to the extent so requested by any such Holders, be amended so as to provide such Holders with substantially the same material terms as provided to such other third party.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
FLOTEK INDUSTRIES, INC.

By:
Name:
Title:
[Signatures continue on following page.]

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PURCHASER:
PROFRAC HOLDINGS, LLC
By:
Name: Matthew Wilks
Title: President and Chief Financial Officer

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APPENDIX B

FORM OF CERTIFICATE OF AMENDMENT
TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
(INCREASE IN AUTHORIZATION OF SHARES OF COMMON STOCK)
B-1

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF FLOTEK INDUSTRIES, INC.

Flotek Industries, Inc., (the “Corporation”), a corporation duly organized and validly existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby files this Certificate of Amendment (this “Certificate of Amendment”) to the Amended and Restated Certificate of Incorporation of the Corporation, as amended, and certifies as follows:

1. The original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on October 30, 2001, and an Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on October 2, 2007, which was amended on November 9, 2009 and May 5, 2020.

2. The first paragraph of Article Fourth of the Amended and Restated Certificate of Incorporation, as amended, is hereby amended and restated in its entirety to read as follows:

The aggregate number of shares which the corporation shall have the authority to issue is 240,100,000 shares, consisting of 240,000,000 shares of Common Stock, par value of $.0001 per share, and 100,000 of Preferred Stock, par value of $.0001 per share.

3. This Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

4. This Certificate of Amendment shall become effective upon its filing in accordance with the provisions of Section 103(d) of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer on , 2022.

FLOTEK INDUSTRIES, INC.

By:_______________________________
Name:
Title:

B-2

APPENDIX C

FORM OF CERTIFICATE OF AMENDMENT
TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
(REVERSE STOCK SPLIT)
C-1

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF FLOTEK INDUSTRIES, INC.

Flotek Industries, Inc., (the “Corporation”), a corporation duly organized and validly existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby files this Certificate of Amendment (this “Certificate of Amendment”) to the Amended and Restated Certificate of Incorporation of the Corporation, as amended, and certifies as follows:

1. The original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on October 30, 2001, and an Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on October 2, 2007, which was amended on November 9, 2009 and May 5, 2020.

2. The Amended and Restated Certificate of Incorporation, as amended, is hereby amended by adding the following to the end of paragraph (A) of Article Fourth thereof:

Upon the filing and effectiveness (the “Effective Time”) pursuant to the DGCL of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as amended, each [__] shares of Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders who, immediately prior to the Effective Time, own a number of shares of Common Stock which is not evenly divisible by the exchange ratio set forth above shall, with respect to such fractional interest, be entitled to receive the next highest whole number of shares of Common Stock. Each certificate that immediately prior to the Effective Time represented shares of Common Stock or book-entry then outstanding representing shares of Common Stock, shall thereafter represent the number of shares of Common Stock that give effect to the Reverse Stock Split; provided, that each person holding of record a stock certificate or certificates that represented shares of Common Stock shall receive, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of shares of Common Stock to which such person is entitled under the foregoing, subject to the rounding up of any fractional interests as described in the foregoing.

3. This Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

4. This Certificate of Amendment shall become effective at 4:01 p.m. Eastern Time on [__], 2022.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer on , 2022.

FLOTEK INDUSTRIES, INC.

By:_______________________________
Name:
Title:
C-2

APPENDIX D

OPINION OF STEPHENS INC.

March 8, 2022

Board of Directors
Flotek Industries, Inc.
8846 North Sam Houston Pkwy West
Suite 150
Houston, TX 77064

Dear Members of the Board:

We have been engaged by Flotek Industries, Inc. (the “Company”) to provide a fairness opinion to the Board of Directors of the Company in connection with the issuance by the Company of convertible notes to ProFrac Holdings, LLC (the “Counterparty”) as consideration for the Counterparty’s entrance into an amendment to a chemical supply agreement by and between the Company and the Counterparty (collectively, the “Transaction”). You have requested that we provide our opinion (the “Opinion”) as investment bankers as to whether the consideration to be given by the Company in the Transaction is fair to the Company from a financial point of view.

Pursuant to the Securities Purchase Agreement dated February 16, 2022 (the “Agreement”) entered into by and between the Company and the Counterparty, and subject to the terms, conditions and limitations set forth therein, we understand that , subject to potential adjustments as described in the Agreement or related documents, the consideration expected to be exchanged by the Company for the “Supply Agreement Amendment” (as defined in the Agreement) (in the form attached to the Agreement and provided to us, the “Amendment”) consists of $50.0 million principal amount of 10% Convertible PIK Notes of the Company due one year after issuance (in the form attached to the Agreement and provided to us, the “Notes”), which are convertible into 63,182,079 shares of common stock of the Company (assuming the Notes are held to maturity and converted at the then applicable conversion price).

The terms and conditions of the Transaction are more fully set forth in the Agreement, the Amendment and the Notes.

In connection with developing our Opinion we have:

a.reviewed certain publicly available financial statements and reports regarding the Company;

b.reviewed certain audited financial statements regarding the Company;

c.reviewed certain internal financial statements, management reports and other financial and operating data concerning the Company and the Transaction prepared by management of the Company;

d.reviewed, on a pro forma basis, in reliance upon financial projections and other information and assumptions concerning the Company provided by the management of the Company, the effect of the Transaction on the Company’s balance sheet, earnings and cash flow both in the aggregate and, where applicable, on a per share basis of the Company;

e.reviewed the reported prices and trading activity for the common stock of the Company;

f.compared the financial performance of the Company with that of certain other publicly-traded companies and their securities that we deemed relevant to our analysis of the Transaction;

g.reviewed the Agreement, the Amendment, the Notes and other related documents provided to us by the Company;

h.reviewed the most recent draft of a memorandum prepared and provided to us by Company management regarding its assessment of the Company’s ability to continue as a going concern under various circumstances (the “Going Concern Assessment”);

i.discussed with management of the Company the operations of and future business prospects for the Company (including without limitation the matters addressed in the Going Concern Assessment) and the anticipated financial consequences of the Transaction to the Company; and

j.performed such other analyses and provided such other services as we have deemed appropriate.

We have relied on the accuracy and completeness of the information, financial data and financial forecasts provided to us by the Company and of the other information reviewed by us in connection with the preparation of our Opinion, and our Opinion is based upon such information. We have not independently verified or undertaken any responsibility to independently verify the accuracy or completeness of any of such information, data or forecasts. The management of the Company has assured us that it is not aware of any relevant information that has been omitted or remains undisclosed to us. We have not assumed any responsibility for making or undertaking an independent evaluation or appraisal of any of the assets or liabilities of the Company or of the Counterparty, and we have not been furnished with any such evaluations or appraisals; nor have we evaluated the solvency or fair value of the Company or of the Counterparty under any laws relating to bankruptcy, insolvency or similar matters. We have not assumed any obligation to conduct any physical inspection of the properties, facilities, assets or liabilities (contingent or otherwise) of the Company or of the Counterparty. With your permission, we have assumed that the parties will perform their respective obligations under both the Agreement, the Amendment and the Notes, in accordance with the terms set forth therein. We have not made an independent analysis of the effects of the COVID-19 pandemic, the armed conflict in or relating to Ukraine or related market developments or disruptions, or of any other disaster or adversity, on the business or prospects of the Company or of the Counterparty. With respect to the financial forecasts prepared by the Company, we have also assumed that such financial forecasts have been reasonably prepared and reflect the best currently available estimates and judgments of the management of the Company as to the future financial performance of the Company and provide a reasonable basis for our analysis. We recognize that such financial forecasts are based on numerous variables, assumptions and judgments that are inherently uncertain (including, without limitation, factors related to general economic and competitive conditions) and that actual results could vary significantly from such forecasts, and we express no opinion as to the reliability of such financial projections and estimates or the assumptions upon which they are based.

As part of our investment banking business, we regularly issue fairness opinions and are continually engaged in the valuation of companies and their securities in connection with business reorganizations, private placements, negotiated underwritings, mergers and acquisitions and valuations for estate, corporate and other purposes. We are familiar with the Company. We have not received fees for providing investment banking or other services to the Company or the Counterparty within the past two years. We are entitled to receive a fee from the Company for providing our Opinion to the Board of Directors of the Company. The Company has also agreed to indemnify us for certain liabilities that could arise out of our providing this Opinion letter. We expect to pursue future investment banking services assignments with the participants in this Transaction. In the ordinary course of business, Stephens Inc. and its affiliates and employees at any time may hold long or short positions, and may trade or otherwise effect transactions as principal or for the accounts of customers, in debt, equity or derivative securities of any participants in the Transaction.

We are not legal, accounting, regulatory, or tax experts, and we have relied solely, and without independent verification, on the assessments of the Company and its other advisors with respect to such matters. We have assumed, with your consent, that the Transaction will not result in any materially adverse legal, regulatory, accounting or tax consequences for the Company and that any reviews of legal, accounting, regulatory or tax issues conducted as a result of the Transaction will be resolved favorably to the Company. We do not express any opinion as to any tax or other consequences that might result from the Transaction.

The Opinion is necessarily based upon market, economic and other conditions as they exist and can be evaluated on the date hereof and on the information made available to us as of the date hereof. It should be understood that subsequent developments may affect this Opinion and that we do not have any obligation to update, revise or reaffirm this Opinion or otherwise comment on events occurring after the date hereof. We further note that the current volatility and disruption in the energy, credit and financial markets relating to, among other things, the COVID-19 pandemic and armed conflict in or relating to Ukraine, may or may not have an effect on the Company or the Counterparty, and we are not expressing an opinion as to the effects of such volatility or such disruption on the Transaction or any party to the Transaction. We further express no opinion as to the prices at which shares of the Company’s common stock may trade at any time subsequent to the announcement of the Transaction.

In connection with developing this Opinion, we have assumed that, in all respects material to our analyses:

a.the Transaction and any related transactions will be consummated on the terms of the Agreement, the Amendment and the Notes provided to us, without material waiver or modification;

b.the representations and warranties of each party in the Agreement, the Amendment and the Notes and in all related documents and instruments referred to therein, are true and correct;

c.each party to the Agreement, the Amendment and the Notes and all related documents will perform all of the covenants and agreements required to be performed by such party under such documents;

d.all conditions to the completion of the Transaction will be satisfied within the time frames contemplated by the Agreement, the Amendment and the Notes without any waivers;

e.that in the course of obtaining the necessary regulatory, lending or other consents or approvals (contractual or otherwise) for the Transaction and any related transactions, no restrictions, including any divestiture requirements or amendments or modifications, will be imposed that would have a material adverse effect on the contemplated benefits of the Transaction to the Company;

f.there has been no material change in the assets, liabilities, financial condition, results of operations, business or prospects of the Company or the Counterparty since the date of the most recent financial statements made available to us, and that no legal, political, economic, regulatory or other development has occurred that will adversely impact the Company or the Counterparty; and

g.the Transaction will be consummated in a manner that complies with applicable law and regulations.

This Opinion is directed to, and is for the use and benefit of, the Board of Directors of the Company (in its capacity as such) solely for purposes of assisting with its evaluation of the Transaction. Our Opinion does not address the merits of the underlying decision by the Company to engage in the Transaction, the merits of the Transaction as compared to other alternatives potentially available to the Company or the relative effects of any alternative transaction in which the Company might engage, nor is it intended to be a recommendation to any person or entity as to any specific action that should be taken in connection with the Transaction, including with respect to how to vote or act with respect to the Transaction. This Opinion is not intended to confer any rights or remedies upon any other person or entity. In addition, except as explicitly set forth in this letter, you have not asked us to address, and this Opinion does not address, the fairness to, or any other consideration of, the holders of any class of securities, creditors or other constituencies of the Company. We have not been asked to express any opinion, and do not express any opinion, as to the fairness of the amount or nature of the compensation to any of the Company’s officers, directors or employees, or to any group of such officers, directors or employees, whether relative to the compensation to other shareholders of the Company or otherwise.

Our Fairness Opinion Committee has approved the Opinion set forth in this letter. Neither this Opinion nor its substance may be disclosed by you to anyone other than your advisors without our written permission. Notwithstanding the foregoing, this Opinion and a summary discussion of our underlying analyses and role as financial adviser to the Company may be included in communications to shareholders of the Company, provided that this Opinion letter is reproduced in its entirety, and we approve of the content of such disclosures prior to any filing, distribution or publication of such shareholder communications and prior to distribution of any amendments thereto.

Based on the foregoing and our general experience as investment bankers, and subject to the limitations, assumptions and qualifications stated herein, we are of the opinion, on the date hereof, that the consideration to be given by the Company in the Transaction is fair to the Company from a financial point of view.

Very truly yours,

/s/ STEPHENS INC.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement, Annual Report, and Notice of Meeting are available at www.proxyvote.com.
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PROXY
FLOTEK INDUSTRIES, INC.
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD [__________]

THE UNDERSIGNED SHAREHOLDER OF FLOTEK INDUSTRIES, INC. (the “Company”) HEREBY APPOINTS John W. Gibson Jr., President and Chief Executive Officer of the Company and Nicholas J. Bigney, Senior Vice President, General Counsel and Chief Compliance Officer of the Company, and each of them, as proxyholders and attorneys-in-fact for and on his, her or its behalf, with full power of substitution, to attend, act and vote for and on behalf of the undersigned at the Special Meeting of Shareholders of the Company (the “Meeting”) to be held on [_______] via webcast at [_________], and at every adjournment or postponement thereof, to the same extent and with the same powers as if the undersigned were present at the Meeting, or any adjournment or postponement thereof. The shareholder hereby directs the proxyholder to vote the securities of the Company of the undersigned it is entitled to vote as specified herein.
This Proxy is being solicited by the Board of Directors. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations and in the proxyholders discretion on any other matters that are properly presented at the Meeting or any adjournment or postponement thereof.
(Continued and to be signed on the reverse side.)

FLOTEK INDUSTRIES, INC. ATTN: NICHOLAS J. BIGNEY 8846 N. SAM HOUSTON PARKWAY W. HOUSTON, TX 77064
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by [__________] for shares held directly and by [__________] for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by [_______] for shares held directly and by [______] for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR items the items below		FOR	AGAINST	ABSTAIN

ITEM 1:	Approval of the transactions contemplated by the Securities Purchase Agreement	☐	☐	☐

ITEM 2:	Authorization of amendment to the Amended and Restated Certificate of Incorporation of the Company to increase authorized shares of common stock	☐	☐	☐

ITEM 3:	Authorization of a reverse stock split of our outstanding shares of common stock	☐	☐	☐

ITEM 4:	Adjournment of the Special Meeting to solicit additional proxies in favor of any of the proposals set forth above	☐	☐	☐
Note: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date